    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON: APRIL 18, 1997

                                               REGISTRATION NO. 2-32783/811-3240
================================================================================

                                    FORM N-4

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.

                        POST-EFFECTIVE AMENDMENT NO. 51

                                     AND/OR
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 51

                             ---------------------

                      THE VARIABLE ANNUITY LIFE INSURANCE
                           COMPANY SEPARATE ACCOUNT A
                           (EXACT NAME OF REGISTRANT)

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (713) 526-5251
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            DAVID H. DEN BOER, ESQ.
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                      P.O. BOX 3206, HOUSTON, TEXAS 77253
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

     It is proposed that this filing will become effective:
                           immediately upon filing pursuant to paragraph (b) of
Rule 485.

/x/                       on May 1, 1997 pursuant to paragraph (b) of Rule 485.

                           60 days after filing pursuant to paragraph (a)(1) of
Rule 485.
                           on (date) pursuant to paragraph (a)(1) of Rule 485.

     (1) The contracts will not be issued in a predetermined amount or number of units.


     PURSUANT TO RULE 24f-2(a)(1) UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. THE REGISTRANT FILED RULE 24f-2 NOTICES ON FEBRUARY 24, 1997 FOR ITS MOST RECENT FISCAL YEAR ENDING DECEMBER 31, 1996.

================================================================================

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT A

                            UNITS OF INTEREST UNDER
            GROUP UNIT PURCHASE AND GROUP VARIABLE ANNUITY CONTRACTS
                        (GUP AND GTS-VA CONTRACT SERIES)

                             ---------------------

                             CROSS REFERENCE SHEET
            PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933

PART A


                       ITEM NO.                                      PROSPECTUS CAPTION
                       --------                                      ------------------
   1.  Cover Page.....................................  Cover Page
   2.  Definitions....................................  Definitions
   3.  Synopsis.......................................  Introduction
   4.  Condensed Financial Information................  Selected Accumulation Unit Data
   5.  General Description of Registrant, Depositor
         and Portfolio Companies......................  The Company and the Separate Account; The
                                                          Fund; Voting Rights
   6.  Deductions and Expenses........................  Charges and Deductions; Accumulation Period
   7.  General Description of Variable Annuity
         Contracts....................................  Types of Contracts; Other Contract Features
   8.  Annuity Period.................................  Annuity Period; Variable Annuity Options
   9.  Death Benefit..................................  Death Benefit During Accumulation Period
  10.  Purchases and Contract Value...................  Accumulation Period
  11.  Redemptions....................................  Accumulation Period
  12.  Taxes..........................................  Federal Tax Matters
  13.  Legal Proceedings..............................  State Regulation
  14.  Table of Contents of the Statement of
         Additional Information.......................  Table of Contents of the Statement of
                                                          Additional Information


PART B

                                                                   STATEMENT OF ADDITIONAL
                       ITEM NO.                                      INFORMATION CAPTION
                       --------                                    -----------------------
  15.  Cover Page.....................................  Cover Page
  16.  Table of Contents..............................  Table of Contents
  17.  General Information and History................  General Information
  18.  Services.......................................  Experts; Distribution of Variable Annuity
                                                          Contracts
  19.  Purchase of Securities Being Offered...........  Distribution of Variable Annuity Contracts
  20.  Underwriters...................................  Distribution of Variable Annuity Contracts
  21.  Calculation of Performance Data................  Performance Information
  22.  Annuity Payments...............................  Accumulation Unit Value; Annuity Payments
  23.  Financial Statements...........................  Index To Financial Statements

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

UNITS OF INTERESTS UNDER GROUP UNIT PURCHASE
AND GROUP VARIABLE ANNUITY CONTRACTS

(GUP AND GTS-VA CONTRACT SERIES)



SEPARATE ACCOUNT A                                    MAY 1, 1997


PROSPECTUS


This prospectus describes Group Unit Purchase Variable Annuity and Group Variable Annuity Contracts (the "Contracts") and the units of interest offered thereunder, which were formerly offered through Separate Account One and Separate Account Two of The Variable Annuity Life Insurance Company ("the Company"). These Contracts are used in connection with retirement plans which receive special tax-deferred treatment under federal income tax law. The Contracts are designed to be used on a flexible payment deferred, single payment deferred, or single payment immediate annuity basis.


The Contracts provide benefits related to the Company's General Account and to Division Ten of the Company's Separate Account A, which invests in the Stock Index Fund, a portfolio of American General Series Portfolio Company (the "Series Company").
--------------------------------------------------------------------------------

This prospectus provides investors the information they should know before investing in the Contracts. Investors should read and retain this prospectus for future reference.


Additional information, including a Statement of Additional Information dated May 1, 1997, has been filed with the Securities and Exchange Commission and contains further information about Separate Account A. The Statement of Additional Information is incorporated herein by reference. A copy may be obtained without charge by completing and returning the form at the end of this prospectus or by calling 1-800-44-VALIC.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL THEREIN.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE FUNDS BEING CONSIDERED. EACH OF THESE PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Definitions...........................    4
Fee Table.............................    6
Introduction..........................    8
     The Fund.........................    8
     Accumulation of Purchase
       Payments.......................    8
     Surrenders.......................    8
     Fixed and Variable Annuity
       Payments.......................    8
     Transfers........................    9
     Charges..........................    9
          Deductions from Purchase
            Payments..................    9
          Charges Against the Separate
            Account...................    9
          Charges Against the Fund....    9
          Maximum Expense
            Limitation................    9
Selected Accumulation Unit Data.......   10
Performance Information...............   11
     Endorsements and Published
       Ratings........................   12
Annual and Cumulative Change in
  Accumulation Unit Value.............   13
The Company and The Separate
  Account.............................   13
The Fund..............................   14
     Investment by the Fund...........   14
     Performance Data.................   14
Types of Contracts....................   19
Charges and Deductions................   19
     General..........................   19
     Deduction for Premium Taxes......   19
     Charges Under Specific
       Contracts......................   19
          GUP Contracts...............   19
          GVA SA-1 Contracts..........   19
          GVA SA-2 Contracts..........   20
     Charges to the Separate
       Account........................   20
          Mortality and Expense
            Risk......................   20
          Charges to the Fund.........   20
          Charge for Income Taxes.....   20
     Limitations on Charges...........   21
Accumulation Period...................   21
     General..........................   21
     Minimum Purchase Payments........   21
     Application of Net Purchase
       Payments to the Separate
       Account........................   22
     Accumulation Unit Value..........   22
     Death Benefits During
       Accumulation Period............   23
     Suspension of Payments...........   23
     Partial Redemption or
       Surrender......................   23
Annuity Period........................   24



                                        PAGE
                                        ----
     Fixed or Variable Annuity
       Payments.......................   24
     Assumed Investment Rate..........   24
     Annuity Date.....................   25
Variable Annuity Options..............   25
     Options Available Under Specific
       Contracts......................   25
          GUP Contracts...............   25
          GVA SA-1 Contracts..........   25
          GVA SA-2 Contracts..........   25
     Description of Options
       Available......................   26
          First Option -- Life
            Annuity...................   26
          Second Option -- Life
            Annuity with Monthly
            Payments
            Certain...................   26
          Third Option -- Unit Refund
            Life Annuity..............   26
          Fourth Option -- Joint and
            Last Survivor Life
            Annuity...................   26
          Fifth Option -- Payments for
            Designated Period.........   26
          Sixth Option -- Payments of
            a Specified Dollar
            Amount....................   26
          Seventh Option -- Investment
            Income....................   27
     Enhancements.....................   27
     Level Payments Varying
       Annually.......................   27
     Right of Commutation.............   27
     Death of Annuitant During Annuity
       Period.........................   27
Federal Tax Matters...................   28
     General..........................   28
     Taxes Payable by Participants and
       Annuitants.....................   28
     Section 403(b) Annuities for
       Employees of Certain Tax-Exempt
       Organizations or Public
       Educational Institutions.......   28
          Purchase Payments...........   28
          Taxation of Distributions...   28
          Required Distributions......   29
          Tax Free Transfers and
            Rollovers.................   29
     Section 401 Qualified Pension,
       Profit-Sharing or Annuity
       Plans..........................   29
          Purchase Payments...........   29
          Taxation of Distributions...   29
          Required Distributions......   30
          Tax Free Rollovers..........   30
     Section 457 Unfunded Deferred
       Compensation Plans of Public
       Employers and Tax-Exempt
       Organizations..................   30

                                        PAGE
                                        ----
          Purchase Payments...........   30
          Taxation of Distributions...   30
          Distributions Before
            Separation from Service...   30
          Required Distributions......   30
          Tax Free Transfers and
            Rollovers.................   30
     Private Employer Unfunded
       Deferred Compensation Plans....   30
          Purchase Payments...........   30
          Taxation of Distributions...   31
          Tax Free Transfers and
            Rollovers.................   31
     Effect of Tax-Deferred
       Accumulations..................   31
Fund Diversification..................   32
Transfers Under the Contracts.........   32
     Transfers During the Accumulation
       Period.........................   32

                                        PAGE
                                        ----
     Transfers During the Annuity
       Period.........................   32
     Other Requirements...............   32
Other Contract Features...............   33
     Change of Beneficiary............   33
     Revocation.......................   33
     Reservation of Rights............   33
     Relationship to Employer's
       Plan...........................   34
     Payment and Deferment............   34
     Nonassignability of Qualified
       Contracts......................   34
Other Variable Annuity Contracts......   34
Voting Rights.........................   35
State Regulation......................   35
Table of Contents of the Statement of
  Additional Information..............   36

                                  DEFINITIONS

     Accumulation Period -- The period before the Annuity Date, during which Purchase Payments are made by or on behalf of Participants and Net Purchase Payments are accumulated for payment of future annuity benefits.

     Accumulation Unit ("Unit") -- An accounting unit of measure used to calculate the value of the portion of a Participant Account allocated to the Separate Account during the Accumulation Period.

     Accumulation Value -- The sum of the values in the Separate Account and the General Account allocated to a Participant Account.

     Annuitant -- A retired Participant or Beneficiary who receives annuity payments.

     Annuity -- An insurance contract under which the insurance company agrees, in return for the Purchase Payments, to pay a series of payments to the Annuitant for life; or for life with a minimum number of payments guaranteed; or for the joint lifetime of the Annuitant and a second person and thereafter during the remaining lifetime of the survivor. Annuities may be further classified into two categories, fixed-dollar annuities and variable annuities, each of which are defined below.

     Annuity Period -- The period following the commencement of annuity payments to the Annuitant.

     Annuity Date -- The date elected by a Contract Owner on which annuity payments start.

     Annuity Unit -- An accounting unit of measure used to calculate the dollar amount of annuity payments under a Variable Annuity that will be paid to an Annuitant during the Annuity Period.

     Assumed Investment Rate -- The rate used to determine the first monthly annuity payment per thousand dollars of Accumulation Value in the Separate Account. (See the Statement of Additional Information for a description of the effect of the Assumed Investment Rate on the level of payments.)

     Beneficiary -- The person who will receive payments, if any, on the death of the Annuitant or Participant.

     Contract(s) -- One or more of the GTS-VA Series Contracts or GUP Series Contracts described in this prospectus.

     Contract Owner -- The employer to which a Contract is issued; also referred to as the Owner.

     Fixed Dollar Annuity -- An Annuity providing for a series of periodic payments which remain fixed as to dollar amount for a certain period throughout the lifetime of the Annuitant or Annuitants and which do not vary with investment experience.

     Fund -- The Stock Index Fund, the investment portfolio which is the underlying investment medium for Net Purchase Payments credited to the Separate Account under the Contracts. (For a more complete description of the variable investment option under these Contracts, see "The Fund.")

     General Account -- The assets of the Company other than those in the Separate Account or any other separate account. Reserves for any fixed annuity are maintained in the General Account.

     GTS-VA Series (Series 10B) Contracts -- Forms of contracts formerly issued by the Company's Separate Account Two, including the Group Variable Annuity, (GTS-VA), Contracts and the Group Variable Annuity, (GVA SA-2), Contracts. All GTS-VA Series Contracts are funded through Series 10B of Division Ten of the Separate Account.

     GUP Series (Series 10A) Contracts --
Forms of contracts formerly issued by the Company's Separate Account One, including the Group Unit Purchase (GUP) Contracts and Group Variable Annuity (GVA SA-1) Contracts. All GUP Series Contracts are funded through Series 10A of Division Ten of the Separate Account.

     Home Office -- The main office of the Company at 2929 Allen Parkway, Houston, Texas 77019.

     Net Purchase Payment -- A Purchase Payment less sales and administrative charges and any applicable premium taxes.

     Participant -- An individual who makes Purchase Payments, or for whom Purchase Payments are made under a group Contract, but who has not begun to receive annuity payments; a person participating in the annuity purchase, pension, or profit-sharing plan pursuant to which a Contract was issued.

     Participant Account -- An individual account which is established for a Participant under a group Contract to record the Accumulation Value for the Participant.

     Purchase Payments -- Amounts paid to the Company by or on behalf of a Participant to provide for the accumulation of fixed and/or variable Accumulation Units for immediate or later purchase of an annuity.

     Separate Account -- The segregated asset account also referred to as Separate Account A. Separate Account A was established by the Company under the Texas Insurance Code to receive and invest net purchase payments made under variable annuity Contracts.

     Variable Annuity -- An annuity providing for a series of periodic payments, the dollar amounts of which will increase or decrease to reflect the investment experience of the Separate Account throughout the lifetime of the Annuitant or Annuitants.

                                   FEE TABLE


                                                              GUP SERIES        GTS-VA SERIES
                                                               CONTRACT           CONTRACT
                                                              ----------        -------------
CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES(3)
Sales and Administrative Charge Imposed on Purchase Payments
  (as a % of purchase payments) (1).........................           5%                   5%
Surrender Charge............................................           0%                   0%
SEPARATE ACCOUNT DIVISION TEN ANNUAL EXPENSES (as a % of
  Average account value)
Mortality & Expense Risk Fees...............................        1.00%                 .57%
                                                                    ----                  ---
Total Separate Account Annual Expenses (Before Reduction)...        1.00%                 .57%
STOCK INDEX FUND ANNUAL EXPENSES (as a % of Fund average net assets)
Management fees (4).........................................         .28%                 .28%
Other expenses (5)..........................................         .07%                 .07%
                                                                    ----                  ---
Total Fund Expenses (Before Reduction) (6)..................         .35%                 .35%
REDUCTION FROM TOTAL EXPENSES DUE TO PERMANENT GUARANTEED
  EXPENSE LIMITATIONS (for total Fund and Separate Account
  expense limitations, limiting these expenses under GUP
  Series and
  GTS-VA Series Contracts to approximately 1.42% and .70%,
  respectively, of average net assets, see "Limitations on
  Charges")(2)..............................................           0%                 .25%
                                                                    ----                  ---

SEPARATE ACCOUNT AND FUND EXPENSES (After Reduction)........        1.35%                 .67%

Example

Total Expenses. You would pay the following expenses on a $1,000 investment under a typical GUP and GTS-VA Series Contract, as listed below, assuming a 5% annual return on assets:


                                                        1 YEAR        3 YEARS        5 YEARS      10 YEARS
                                                        ------        -------        -------      --------
GUP Series...........................................    $63            $91            $120         $205
GTS-VA Series........................................     57             70              85          130


(1) The average sales and administrative charge on an account may be less than that disclosed depending on the dollar amount of the Purchase Payments. Other reductions are available under certain circumstances. See "Charges Under Specific Contracts."

(2) If the assets attributable to GUP Series Contracts or GTS-VA Series Contracts increase appreciably, new total expense limitations could become applicable. The fees set forth above are based on dollar value of average net assets as follows:

                        SERIES 10A                                            SERIES 10B
                GUP SERIES LIMITATIONS AND                          GTS-VA SERIES LIMITATIONS AND
                      NET ASSET RANGE                                      NET ASSET RANGE
                      ---------------                                      ---------------
          1.4157% on the first $359,065,787                    .6966% on the first $25,434,267
          1.36% on the next $40,934,213                        .5% on the next $74,565,733
          1.32% of the excess over $400 million                .25% of the excess over $100 million

(3) Premium taxes are not shown here, but may be charged by some states either on purchase payments or on amounts annuitized. See "Deduction for Premium Taxes."

(4) Annual management fee for the Stock Index Fund is based on the Fund's average annual net asset value at the following rates: .35% of the first $500 million and .25% on the excess over $500 million.

(5) Includes custody, accounting, reports to shareholders, audit, legal, and other miscellaneous expenses.

(6) To the extent that any of the Series Company Funds accrued expenses for a given month exceed on an annualized basis 2% of estimated average daily net assets, the Company has voluntarily undertaken to reduce expenses of any such Fund, in an amount equal to the difference between such accrued expenses and 2% of the Fund's average daily net assets for that month. The Company may withdraw this voluntary undertaking upon 30 days written notice to the Series Company.

Note: These examples should not be considered representations of past or future expenses for the Separate Account or for the Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The purpose of the Fee Table above is to help Participants and Contract Owners understand the various expenses of the Separate Account and the Fund which are, in effect, passed on to the Participants and Contract Owners.

This Fee Table, including the example above, shows all charges and expenses which are deducted under the Contract whether from purchase payments, from the assets of the Separate Account or by the Fund in which the Separate Account invests. For a further description of such charges and expenses, see "Charges and Deductions" in this prospectus and "Investment Adviser" in the American General Series Portfolio Company prospectus. Any and all limitations on total charges and expenses are reflected in this Example to this Fee Table.

                                  INTRODUCTION

     THIS PROSPECTUS DESCRIBES GROUP CONTRACTS THROUGH WHICH UNITS OF INTEREST IN THE COMPANY'S SEPARATE ACCOUNT A ARE OFFERED. THE CONTRACTS ARE COMBINATION FIXED/VARIABLE CONTRACTS OFFERING VARIABLE OR FIXED ACCUMULATIONS AND VARIABLE OR FIXED BENEFITS OR A COMBINATION OF BOTH. THIS PROSPECTUS DESCRIBES ONLY THE VARIABLE ASPECTS OF THE CONTRACTS, EXCEPT WHERE FIXED ASPECTS ARE SPECIFICALLY MENTIONED.

     THESE CONTRACTS ARE NO LONGER BEING ACTIVELY MARKETED.

     The Contracts are designed to provide individuals with retirement benefits through the accumulation of Net Purchase Payments on a fixed or variable basis, and by the application of such accumulations to provide fixed or variable annuity payments. The purpose of variable accumulations and annuity payments is to provide returns to investors which offset or exceed the effects of inflation. There is, however, no guarantee that this objective will in fact be achieved. The variable investment Fund option under the Contracts is an indexed fund, a popular approach to investing among individuals saving for retirement. The amounts of variable annuity payments will vary with the investment performance of Separate Account A Division Ten, as described below. (See "Charges and Deductions.") The Contracts provide for various optional forms of available annuity payments, which are described elsewhere herein. (See "Variable Annuity Options.") The following summary is qualified in its entirety by the detailed information and financial statements appearing elsewhere in the prospectus.

THE FUND

     Net Purchase Payments allocated to the Separate Account are invested in Separate Account A Division Ten. Division Ten invests in a separate portfolio, the Stock Index Fund (the "Fund"), of American General Series Portfolio Company. (See "The Fund.") This Fund, in addition to the Company's General Account, is available under all Contracts described in this prospectus. Division Ten is also available for allocations of Net Purchase Payments under other contracts not offered pursuant to this prospectus.

ACCUMULATION OF PURCHASE PAYMENTS

     Prior to retirement, the Participant pursues investment options on a variable or fixed basis by directing Net Purchase Payments to the Separate Account or the General Account. Variable investments are accomplished by allocating or transferring amounts to the Separate Account. Fixed investments are accomplished by allocating or transferring amounts to the General Account. Amounts in the Separate Account are allocated to Division Ten which invests in turn in the Fund. As the value of the investment in the Fund increases or decreases, the value of the Separate Account accumulations will increase or decrease. The value of such accumulations is subject to deduction for charges summarized herein. Amounts in the General Account earn a rate of interest guaranteed by the Contract, which may be augmented by additional interest declared by the Company from time to time. The Participant may pursue both fixed and variable options at any one time by allocating and/or accumulating amounts in both the Separate Account and the General Account. (For information as to how the Contracts may be purchased, and certain minimums that apply to Purchase Payments and Accumulation Values, see "Accumulation Period.") Owners of certain Contracts may exercise a 10-day revocation right. (See "Other Contract Features.") (In some states this may be a 20-day revocation right.)

SURRENDERS

     The Participant may, subject to applicable law and the terms of the employer's plan, if applicable, make a total or partial surrender at any time during the Accumulation Period by giving a written request to the Company. No surrender charge will be assessed by the Company, but tax law may impose penalties for premature withdrawal under certain Contracts. (See "Federal Tax Matters.")

FIXED AND VARIABLE ANNUITY PAYMENTS

     On the Annuity Date, the Accumulation Value, at the Annuitant's option, may be applied to purchase a combination of fixed and/or variable annuities, subject to the Company's minimum annuity payment and other requirements. (See "Annuity Period.")

TRANSFERS

     During the Accumulation Period, all or part of the Accumulation Value in the Separate Account may be transferred to the General Account. Transfers may be made from the General Account subject to certain conditions. (See "Transfers Under the Contracts.")

     During the Annuity Period, an Annuitant may also transfer all or part of amounts underlying a Variable Annuity to provide a Fixed Dollar Annuity, once every 365 days. Transfers of amounts providing a Fixed Dollar Annuity may not be made to provide a Variable Annuity during the Annuity Period.

     No transfer charge will be assessed by the Company. (See "Transfers Under the Contracts" and "Charges and Deductions" for additional conditions and limitations regarding transfers.) The transfer privilege may be limited to the extent allowed under the Contract.

CHARGES

     Deductions from Purchase Payments. All of the Contracts deduct charges for sales and administrative expenses from Purchase Payments. (See "Charges and Deductions -- Charges Under Specific Contracts.")

     Premium taxes may also be deducted from Purchase Payments. (See "Charges and Deductions -- Deduction for Premium Taxes.")

     Charges Against the Separate Account. A daily charge on the average daily net asset value of the Separate Account allocable to the Contracts is imposed for assumption by the Company of mortality and expense risks. (See "Charges and Deductions -- Charges to the Separate Account.")

     Charges Against the Fund. A daily charge, based on a percentage of average monthly net assets, is paid by the Fund to its investment adviser for investment management, which charge is borne indirectly by the Separate Account. Additional charges and expenses are borne by the Fund which also indirectly affect the Separate Account. These and other charges are more fully described in the prospectus for American General Series Portfolio Company.

     Maximum Expense Limitation. As a result of the Reorganization described herein, the Company has agreed to assume certain charges and expenses, over a certain limit, that apply to the Contracts. (See "Charges and Deductions -- Limitations on Charges.")

                        SELECTED ACCUMULATION UNIT DATA

     The information presented below reflects the Accumulation Unit Value Information through December 31, 1996 for the Division of the Separate Account available under these Contracts. Financial Statements for the Separate Account are included in the Statement of Additional Information, which is available upon request. Accumulation Unit values shown are for an Accumulation Unit outstanding throughout the year under a representative contract of the type shown in each column. The unit value of each Division of the Separate Account will not be the same on any given day as the net asset value per share of the underlying Fund of American General Series Portfolio Company in which that Division invests. This is because each Unit Value consists of the underlying share's net asset value minus the charges to the Separate Account. In addition, dividends declared by the underlying Fund are reinvested by the Division in additional shares. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in the Separate Account does not change as a result of such distributions.



                                                                  STOCK INDEX DIVISION TEN
                                                              --------------------------------
                                                               GUP SERIES          GTS-VA
                                                               UNIT VALUE          SERIES
                                                                (SERIES          UNIT VALUE
                                                                10A)(1)        (SERIES 10B)(2)
                                                               ----------      ---------------
12/31/96 Value..............................................   $13.413891           $21.070956
Number of Units.............................................   27,379,389           1,380,401
12/31/95 Value..............................................   $11.036946           $17.221812
Number of Units.............................................   29,995,363           1,560,525
12/31/94 Value..............................................   $ 8.116786           $12.582568
Number of Units.............................................   33,814,520           1,836,094
12/31/93 Value..............................................   $ 8.140393           $12.535147
Number of Units.............................................   36,512,399           1,937,835
12/31/92 Value..............................................   $ 7.481645           $11.439143
Number of Units.............................................   38,339,955           1,980,063
12/31/91 Value..............................................   $ 7.285058           $11.058834
Number of Units.............................................   39,793,938           2,027,028
12/31/90 Value..............................................   $ 6.045955           $9.113417
Number of Units.............................................   42,428,504           2,077,905
12/31/89 Value..............................................   $ 6.333044           $9.477254
Number of Units.............................................   46,272,953           2,159,779
12/31/88 Value..............................................   $ 5.172709           $7.686761
Number of Units.............................................   52,026,851           2,534,199
12/31/87 Value..............................................   $ 4.689828           $6.920097
Number of Units.............................................   62,036,020           2,896,466
4/17/87 Value...............................................   $ 5.249858           $7.706113
Number of Units.............................................   65,120,508           3,002,931
12/31/86 Value..............................................   $ 4.614043           $6.706508
Number of Units.............................................   64,808,521           3,070,198


---------------

(1) The GUP Series unit value history which pre-dates the April 17, 1987 Reorganization relates to the Company's former Separate Account One. Effective with the merger of the Quality Growth Fund into the Stock Index Fund on May 1, 1992, Quality Growth Division 9A was renamed Stock Index Division 10A.

(2) The GTS-VA Series unit value history which pre-dates the April 17, 1987 Reorganization relates to the Company's former Separate Account Two, Contract Series 6F. Effective with the merger of the Quality Growth Fund into the Stock Index Fund on May 1, 1992, Quality Growth Division 9B was renamed Stock Index Division 10B.

                          AVERAGE ANNUAL TOTAL RETURN

                   CALCULATION OF AVERAGE ANNUAL TOTAL RETURN


                                                         GUP                 GTS-VA
                                                        SERIES               SERIES
                   NO. OF YEARS                      (SERIES 10A)         (SERIES 10B)
                   ------------                      ------------         ------------
 1 Year............................................         15.46%               16.23%
 3 Years...........................................         16.11                16.89
 5 Years...........................................         11.83                12.60
10 Years...........................................         10.69                11.56


     Division 10A and 10B was initiated on July 28, 1982. The Contracts offered through the Prospectus have different Unit values and different return calculations, due to the different charge structures under each series of Contracts. Effective with the merger of the Quality Growth Fund into the Stock Index Fund on May 1, 1992, Quality Growth Divisions 9A and 9B were renamed Stock Index Divisions 10A and 10B, respectively.

PERFORMANCE INFORMATION

     The Separate Account may from time to time advertise certain performance information concerning Division Ten. The performance information is based on historical results and is not intended to indicate either past performance under an actual Contract or future performance. Division Ten may also, from time to time, advertise its performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.

     Division Ten may advertise total return performance information for various periods of time. Total return performance information is based on the overall dollar or percentage change in value of a hypothetical investment in Division Ten over a given period of time. In general, Division Ten's total return reflects its overall change in value of the Division from the beginning of the relevant period to the end of that period.

     Average annual total return information shows the average percentage change in the value of an investment in the Division from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Division (excluding any deductions for premium taxes). The rate is computed for Division Ten by comparing an initial hypothetical investment of $1,000 in the Division to the redeemable value of that investment at the end of specifically identified 1, 3, 5 and 10 year periods. In order to calculate average annual total return, the Company divides the value of the Division under a Contract terminated on a particular date by a hypothetical $1,000 investment in the Division made by the Contract Owner at the beginning of the period illustrated. The resulting total growth rate for the period is then annualized to obtain the average annual percentage increase (or decrease) during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

     Division Ten may, in addition, advertise total return performance information computed on different bases. First, Division Ten may present total return information computed on the same basis as described above except that this presentation may assume 1, 3, 5 and 10 year periods and is based on a hypothetical $10,000 initial investment. (The Company refers to this presentation as "Cumulative Return.")

     Second, Division Ten may present total return information calculated by subtracting the Division's Accumulation Unit value at the beginning of a year from the Accumulation Unit value at the end of the year and dividing the difference by the Accumulation Unit value at the beginning of the year. (The Company refers to this presentation as "Annual Change in Accumulation Unit Value.") This computation results in a total growth rate for the period which the Company annualizes (as described above) in order to obtain the average annual percentage change in the Accumulation Unit value for that period. Premium taxes are not deducted from the Accumulation Unit values. These taxes, if applicable, are imposed by the cancellation of Accumulation Units attributable to a Participant's Account. The effect of these taxes is to reduce total return to the Participant.

     Third, Division Ten may present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Division for the specified period. This calculation is the same as that for the Annual Change in Accumulation Unit Value but is based on the Accumulation Unit value at the beginning and end of a period of years in excess of one year. (The Company refers to this presentation as "Cumulative Change in Accumulation Unit Value.")

     Finally, Division Ten may present a hypothetical example that applies the Annual Change in Accumulation Unit Value to an initial investment of $10,000. (The Company refers to this presentation as "Hypothetical $10,000 Account Value.")

     Division Ten may advertise standardized yield performance in addition to total return information. Division Ten's yield is one way of showing the rate of income the Division earns as a percentage of the value of the Division's Accumulation Units. The yield is computed by dividing the average daily net investment income per Accumulation Unit earned during a specifically identified 30-day base period by the Accumulation Unit value on the last day of the period and annualizing that result. This calculation takes into account the average daily number of Accumulation Units outstanding during the period. The yield reflects the deduction of all charges, expenses and fees applicable against Division Ten, but does not take premium taxes into account.

ENDORSEMENTS AND PUBLISHED RATINGS

     From time to time, in advertisements or in reports to Contract Owners, the Company may reflect endorsements. Endorsements are often in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. The endorser's name will be used only with the endorser's consent. The list of endorsements may change from time to time.


     Also from time to time, the rating of the Company as an insurance company by A.M. Best may be referred to in advertisements or in reports to Contract Owners. Each year, A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Best's ratings range from A++ to F. An A++ rating means, in the opinion of A.M. Best, that the insurer has demonstrated the strongest ability to meet its policyholder and other contractual obligations.



     In addition, the claims-paying ability of the Company as measured by the Standard & Poor's Ratings Group may be referred to in advertisements or in reports to Contract Owners. A Standard & Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard & Poor's ratings range from AAA to D.

            ANNUAL AND CUMULATIVE CHANGE IN ACCUMULATION UNIT VALUE


                                                                              STOCK INDEX DIVISION TEN
                                                              --------------------------------------------------------
                                                                     GUP SERIES                    GTS-VA SERIES
                                                                     UNIT VALUE                      UNIT VALUE
                                                                    (SERIES 10A)                    (SERIES 10B)
                                                              ------------------------        ------------------------
                                                               ANNUAL       CUMULATIVE         ANNUAL       CUMULATIVE
TEN YEARS:                                                     ------       ----------         ------       ----------
12/31/96....................................................     21.54%         190.72%          22.35%         214.19%
12/31/95....................................................     35.98          139.20           36.87          156.79
12/31/94....................................................     -0.29           75.91            0.38           87.62
12/31/93....................................................      8.80           76.43            9.58           86.91
12/31/92....................................................      2.70           62.15            3.44           70.57
12/31/91....................................................     20.49           57.89           21.35           64.90
12/31/90....................................................     -4.53           31.03           -3.84           35.89
12/31/89....................................................     22.43           37.26           23.29           41.31
12/31/88....................................................     10.30           12.11           11.08           14.62
12/31/87....................................................      1.64            1.64            3.18            3.18


THE COMPANY AND
THE SEPARATE ACCOUNT

     The Company is a stock life insurance company organized under the laws of the State of Texas as the successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. The Company is engaged primarily in the offering and issuance of fixed and variable retirement annuity contracts and combinations thereof. The Company's executive office is located at 2929 Allen Parkway, Houston, Texas 77019; its mailing address is P.O. Box 3206, Houston, Texas 77253 and its telephone number is (713) 526-5251.


     The Company is an indirect wholly-owned subsidiary of American General Corporation. However, the assets of American General Corporation do not support the obligations of the Company under the Contracts. Members of the American General Corporation group of companies operate in each of the 50 states, the District of Columbia and Canada, and collectively are engaged in substantially all forms of financial services, with activities heavily weighted toward insurance.



     On April 18, 1979, the Board of Directors of the Company established the Separate Account in accordance with the Texas Insurance Code (the "Code"). The Separate Account is registered with the U.S. Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Units of interest in the Separate Account under the Contracts are registered as securities under the Securities Act of 1933 (the "1933 Act"). Under the Texas Insurance Code, the assets of the Separate Account will not be chargeable with liabilities arising out of any other business which the Company may conduct, but will be held exclusively for the benefit of the Contract Owners, Participants, Annuitants and Beneficiaries of the Contracts.


     Each Separate Account Division is administered and accounted for as part of the general business of the Company; however, the income, capital gains or capital losses of each Separate Account Division are credited to or charged against the assets held in that Separate Account Division in accordance with the terms of each Contract without regard to the income, capital gains or capital losses of any other Separate Account Division or arising out of any other business the Company may conduct.

     Each Separate Account Division invests in the shares of a specific investment portfolio of American General Series Portfolio Company or another registered investment company. The Separate Account currently is made up of thirteen Divisions. However, only Division Ten is available as a variable investment option under the Contracts. All of the investment portfolios underlying these Divisions are available under other variable annuity contracts issued by the Company. (For a description of the specific Fund in which Division Ten invests, see "The Fund.")


     Prior to May 1, 1992, Division Nine which was invested in the Quality Growth Fund, was the available variable investment option under the Contracts. Division Nine was the result of a reorganization (the 'Reorganization"), effective April 17, 1987, of the Company's Separate Account One and Separate Account Two. As a result of the Reorganization, Contract Owners holding interests in the Company's Separate Ac-count One and the Company's Separate Account Two received interests in Division Nine of the Company's Separate Account A which were economically equivalent to their prior interests. Effective with the Merger of the Quality Growth Fund into the Stock Index Fund on May 1, 1992 Quality Growth Division 9A and 9B were renamed Stock Index Division 10A and 10B.

THE FUND

INVESTMENT BY THE FUND

     The Stock Index Fund (the "Fund") is an investment portfolio of American General Series Portfolio Company, (the "Series Company"), a diversified open-end management investment company registered under the 1940 Act.

     The Company serves as the investment adviser to American General Series Portfolio Company, whose thirteen investment portfolios (the Funds) act as investment media for various Divisions of the Separate Account. Certain Funds act as investment media for other variable annuity contracts issued by the Company and are not offered pursuant to this prospectus. Also, certain of the Funds act as investment media for variable annuity contracts issued by affiliates of the Company. Each investment portfolio is, in effect, a separate "fund" for which the American General Series Portfolio Company issues a separate series (class) of stock.

     A brief summary of the principal characteristics of the Fund appears below. FOR MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, REFER TO YOUR AMERICAN GENERAL SERIES PORTFOLIO COMPANY PROSPECTUS, ADDITIONAL COPIES OF WHICH ARE AVAILABLE FROM THE VARIABLE ANNUITY MARKETING COMPANY, P.O. BOX 3206, HOUSTON, TEXAS 77253 OR CONTACT ANY REGIONAL SALES OFFICE, AT 1-800-44-VALIC OR REFER TO THE ADDRESSES SHOWN ON THE INSIDE BACK COVER OF THIS PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

     The Fund seeks investment results that correspond to the performance of the S&P 500(R)* Index, through investments in common stocks traded on the New York Stock Exchange and the American Stock Exchange and to a limited extent, the over-the-counter markets.

PERFORMANCE DATA

     The following tables and related graphs show the investment performances of the Division under a Hypothetical $10,000 Account and Cumulative Return, described in "Performance Information" above. For an example showing total return calculated in a different manner, see the Statement of Additional Information.

     The information presented does not reflect the advantage under the Contracts of deferring federal income tax on increases in Account Value due to earnings attributable to Purchase Payments. (See "Federal Tax Matters -- Effect of Tax Deferred Accumulation.") The information presented also does not reflect the advantage under Qualified Contracts of deferring federal income tax on Purchase Payments. (See "Federal Tax Matters -- Effect of Tax Deferred Accumulation.")

     While the prior Separate Accounts were initiated in 1968, only the most recent ten years of performance are shown. The performance results shown in this section are NOT an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular participant.

     In the Statement of Additional Information, the performance data for the Division is compared to the price returns of a relevant market index.
---------------

* "Standard & Poor's(R)", "S&P(R)" and "S&P 500(R)" are trademarks of Standard & Poor's Corporation. The Stock Index Fund is NOT sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.

HYPOTHETICAL $10,000 ACCOUNT INVESTED TEN YEARS AGO IN STOCK INDEX DIVISION TEN*

                     ANNUAL VALUE AT YEAR END OF A $10,000

                    STIPULATED PAYMENT MADE JANUARY 1, 1987.

                      *(NET OF APPLICABLE FRONT END SALES
                          AND ADMINISTRATIVE CHARGES)


                         GUP SERIES           GTS-VA SERIES
                        (SERIES 10A)          (SERIES 10B)
                        ------------          -------------
01/01/87..............      $ 9,550                $ 9,550
12/31/87..............        9,707                  9,854
12/31/88..............       10,706                 10,946
12/31/89..............       13,108                 13,496
12/31/90..............       12,514                 12,977
12/31/91..............       15,078                 15,748
12/31/92..............       15,485                 16,289
12/31/93..............       16,849                 17,850
12/31/94..............       16,800                 17,917
12/31/95..............       22,844                 24,524
12/31/96..............       27,764                 30,005


                       CUMULATIVE RETURN FOR STOCK INDEX
                                  DIVISION TEN


                       10 YEARS   5 YEARS    3 YEARS     1 YEAR
                       --------   -------    -------     ------
Cumulative Return
  GUP Series (Series
  10A)                  177.64%     74.92%     56.54%     15.46%
  GTS-VA
  Series (Series 10B)   200.05%     81.01%     59.69%     16.23%


---------------
* Performance includes Separate Account One and Separate Account Two Performance before the April 17, 1987 Reorganization. Effective with the merger of the Quality Growth Fund into the Stock Index Fund on May 1, 1992, Quality Growth Divisions 9A and 9B were renamed Stock Index Divisions 10A and 10B.

                          Hypothetical $10,000 Account
                             GUP Series Unit Value
                                  (Series 10A)


                    Value at Monthly Intervals of a $10,000


                    Stipulated Payment made January 1, 1987


         (net of applicable front end sales and administrative charges)

                                     [CHART]


On April 17, 1987 the Company's Separate Account One was reorganized and merged into the American General Series Portfolio Company Quality Growth Fund and as a result then became part of the Company's Separate Account Division Nine, and its unit value history became identified as GUP Series (Quality Growth Division 9A) Unit Value. Performance prior to the Reorganization date, therefore, represents results obtained by the Company's Separate Account One. Subsequent to the Reorganization, performance represents results obtained by the Company's Separate Account, GUP Series (Quality Growth Division 9A). Effective with the merger of the Quality Growth Fund into the Stock Index Fund on May 1, 1992 Quality Growth Division 9A was renamed Stock Index Division 10A.

                          Hypothetical $10,000 Account
                            GTS-VA Series Unit Value
                                  (Series 10B)


                    Value at Monthly Intervals of a $10,000


                    Stipulated Payment made January 1, 1987


         (net of applicable front end sales and administrative charges)

                                     [CHART]


On April 17, 1987 the Company's Separate Account Two was reorganized and merged into the Company's Separate Account One which was merged into the American General Series Portfolio Company Quality Growth Fund. Separate Account Two then became part of the Company's Separate Account Division Nine, and its unit value history became identified as GTS-VA Series (Quality Growth Division 9B) Unit Value. Performance prior to the Reorganization date, therefore, represents results obtained by the Company's Separate Account Two. Subsequent to the Reorganization, performance represents results obtained by the Company's Separate Account, GTS-VA Series (Quality Growth Division 9B). Effective with the merger of the Quality Growth Fund into the Stock Index Fund on May 1, 1992 Quality Growth Division 9B was renamed Stock Index Division 10B.

      HYPOTHETICAL $10,000 ACCOUNT INVESTED IN STOCK INDEX DIVISION TEN AT
                                 REORGANIZATION


     The table and charts below show the periodic value of a $10,000 initial premium invested in Division Ten for the period since the Reorganization, April 17, 1987 through December 31, 1996 (net of applicable front end sales and administrative charges). On May 1, 1992 the Quality Growth Fund was merged into the Stock Index Fund. Effective with that merger Quality Growth Divisions 9A and 9B were renamed Stock Index Divisions 10A and 10B, respectively.


                            STOCK INDEX DIVISION 10
                              SINCE REORGANIZATION
                                   GUP SERIES
                                  (SERIES 10A)
            -------------------------------------------------------

                    Value at Monthly Intervals of a $10,000

                      Stipulated Payment made April 17, 1987

                                    [CHART]


                             STOCK INDEX DIVISION 10
                               SINCE REORGANIZATION
                                 GTS -- VA SERIES
                                   (SERIES 10B)
            ---------------------------------------------------------

                     Value at Monthly Intervals of a $10,000

                      Stipulated Payment made April 17, 1987

                                    [CHART]


                                                                         ANNUAL VALUE
                                                              ----------------------------------
                                                                         STOCK INDEX
                                                                         DIVISION TEN
                                                              ----------------------------------
                                                               GUP SERIES          GTS-VA SERIES
                                                              (SERIES 10A)         (SERIES 10B)
                                                              ------------         -------------
04/17/87....................................................  $       9,550        $       9,550
12/31/87....................................................          8,531                8,576
12/31/88....................................................          9,410                9,526
12/31/89....................................................         11,520               11,745
12/31/90....................................................         10,998               11,294
12/31/91....................................................         13,252               13,705
12/31/92....................................................         13,610               14,176
12/31/93....................................................         14,808               15,535
12/31/94....................................................         14,765               15,593
12/31/95....................................................         20,077               21,343
12/31/96....................................................         24,401               26,113

TYPES OF CONTRACTS

     GUP Contracts are sold under section 403(b), 401 and 457 plans. The GVA SA-1 Contracts are sold on an unallocated basis as a group deposit administration contract in connection with a section 401 plan. The GVA SA-2 Contracts are sold in connection with section 403(b) plans and in connection with a section 401 plan on an unallocated basis. (See "Federal Tax Matters" for a discussion of the various plan types referred to above.)

CHARGES AND DEDUCTIONS

     The Company assesses three basic types of charges under the Contracts: deductions from Participants' Purchase Payments, charges against the Separate Account, and charges against the Fund.

GENERAL


     The Company deducts a fee from each Purchase Payment of each Participant to cover sales and administrative expenses. Sales expenses include such things as commissions paid to sales representatives and advertising costs. Administrative expenses include such things as salaries to the Company's home office personnel, rent, office equipment, legal fees and auditing fees. Sales load is expected to cover distribution costs.


DEDUCTION FOR PREMIUM TAXES

     Some states impose premium taxes, currently ranging from zero to 3% on annuity considerations. A deduction for premium taxes will be made only when annuity considerations are subject to such taxes. When permitted by state law, it is the Company's policy to postpone the computation and deduction of premium taxes until the Annuity Date. The amount of any applicable premium taxes will then be deducted from the Participant Account. However, when state law does not permit such postponement, premium taxes will be deducted from Purchase Payments when received. If any premium taxes are deducted, but subsequently determined not due, the Company will apply the amount deducted to increase the number of Accumulation or Annuity Units under the Contract at the time the determination is made. If premium tax was not deducted, but subsequently is determined to be due, the Company reserves the right to reduce the Accumulation Units or Annuity Units by the amount of the tax due.

CHARGES UNDER SPECIFIC CONTRACTS

     GUP Contracts. The fee schedule for GUP Contracts, excluding premium taxes, follows:


                        DEDUCTION      DEDUCTION
                          AS A           AS A
                       PERCENTAGE    PERCENTAGE OF
   AGGREGATE GROSS     OF PURCHASE   NET PURCHASE
PURCHASE PAYMENTS(1)   PAYMENTS(2)     PAYMENTS
first $5,000.........     5.0%           5.26%
next $5,000..........     4.0%           4.17%
next $5,000..........     3.5%           3.63%
over $15,000.........     3.0%           3.09%


---------------

1. A Participant's Aggregate Gross Purchase Payment is the sum of all gross Purchase Payments to the Company under a Contract, under one or more Accumulation Accounts maintained by the same Participant.

2. Approximately 1.25% is for administrative expenses while the balance is for sales expenses.

     The Company deducts only 2% (0.6% sales expense; 1.4% administrative expense) from single lump sum Purchase Payments except those lump sum payments which consist of amounts transferred from other Company contracts, from which no deduction is made. Additional Purchase Payments made after the single lump sum are subject to a deduction calculated according to the above fee schedule with the lump sum included in the Aggregate Gross Purchase Payment.

     The Company's retirement plan for agents and managers may purchase interest in a GUP Contract at net asset value, without sales and administrative charges. Such purchases are for full-time sales representatives of the Company who have acted as such for not less than 90 days.

     GVA SA-1 Contract. In the case of the deposit administration contract described below, any premium taxes applicable will be added to the annuity rates at the time benefits are purchased rather than deducted from Purchase Payments.

     The Contract is being administered by professional actuarial consultants and the Contract Owner. The annual deduction consists of a percentage charge of 5% of Purchase Payments received (5.26% of Net Purchase Payments) after an annual charge for administrative expenses is made according to the schedule below. The deduction for administrative expenses is determined based on cumulative contributions, the total contributions, from the effective date to the end of the contract year for which the charge is being determined.

            CUMULATIVE
          CONTRIBUTIONS           FLAT AMOUNT
          -------------           -----------
  Less than $100,000............  $     1,000
  $100,000 but less than
  $200,000......................          750
  $200,000 but less than
  $300,000......................          500
  $300,000 but less than
  $400,000......................          250
  $400,000 and over.............            0

     Only one of these Contracts is currently outstanding and it has reached the $0 level.

     GVA SA-2 Contracts. In the case of GVA SA-2 Contracts sold in connection with section 403(b) plans, the amount of the deduction from each Purchase Payment for sales, administrative, and other expenses is the same as that for the GUP Contracts, above. In addition, single lump sum payments received by the Company that represent amounts accumulated in section 403(b) plans, but not previously accumulated with the Company, shall be subject to a deduction of 2% to cover (i) sales expenses (1.2%) and (ii) administrative expenses (.8%). The amount of this deduction is based on differences in cost and services which the Company has determined to exist in this type of transaction. Single lump sum distributions that represent amounts accumulated in other Company section 403(b) contracts will be transferred without charge. Any additional payments received after such single lump sum payment shall be equal to the total payments less: 5% thereof for the first $5,000 of total Purchase Payments to the Participant Account, including the single lump sum payment; 4% thereof for the next $5,000 of total Purchase Payments to the Participant Account, including the single lump sum payment; 3.5% for the next $5,000 of total Purchase Payments to the Participant Account, including the single lump sum payment; and 3% thereof for any payments in excess of $15,000 of total Purchase Payments to the Participant's Account, including the single lump sum payment.

     In the case of unallocated contracts, the deduction for sales and administrative expenses is 2% (1% for sales expenses and 1% for administrative expenses) for each Purchase Payment.

CHARGES TO THE SEPARATE ACCOUNT


     Mortality and Expense Risk. While Variable Annuity payments will reflect the investment performance of the Separate Account, they will not be affected by adverse mortality experience or by the excess of the Company's expenses over the expense deductions provided in the Contract. The Company assumes the risk that Annuitants will live longer than anticipated and that reserves set aside on the basis of these estimates will prove insufficient to meet annuity payment obligations. The Company also assumes the risk that deductions for administrative and other expenses may not be sufficient to cover the actual cost of these activities. To compensate the Company for undertaking these risks, the Separate Account will incur a daily charge on the average daily net asset value of the Separate Account attributable to the Contracts. This charge is guaranteed and may not be increased by the Company. For assets attributable to GUP Series Contracts, the charge is .00274% (1.00% on an annual basis).



     For assets attributable to GTS-VA Series Contracts, the charge is .002329% (.85% on an annual basis) on the first $10,000,000, .0011645% (.425% on an annual basis) on the next $90,000,000, and .000578% (.21% on an annual basis) on such assets over $100,000,000.


     Charges to The Fund. A daily charge based on a percentage of daily net assets is payable by The Fund to the Company for investment management. Additional charges and expenses are also incurred by The Fund. The charges to The Fund, which are more fully described in the prospectus for American General Series Portfolio Company, are borne indirectly by Participants.

     Charge for Income Taxes. Currently, no charge is made against the Separate Account for the Company's Federal income taxes, or provisions for such taxes that may be attributable to the Separate Account. The Company may charge each Division in the Separate Account for its portion of any income tax charged to the Company or the Division on its assets. Under present laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, the Company may decide to make charges for such taxes or provisions for such taxes against the Separate Account. Any such charges against the Separate Account or its Division could have an adverse effect on the investment performance of such Division.

LIMITATIONS ON CHARGES

     In connection with the Division Nine Reorganization (See "The Company and The Separate Account" in this Prospectus for more information), the Company guaranteed that the overall level of fees and charges borne, directly or indirectly, by Participants would not be greater because of the Reorganization. The Company has filed endorsements to the Contracts to provide that the advisory fee applied against the assets of the Fund, and the mortality and expense risk charges applied against the assets of Division Ten of the Separate Account with respect to the Contracts, will not exceed the levels existing immediately prior to the Reorganization.

     Specifically, the endorsements provide as follows: for each of Separate Account One and Separate Account Two, the Company determined the ratio of the advisory fee plus mortality and expense risk charges to the total net assets of that Separate Account ("Expense Ratio") at the close of business on April 1, 1987 ("Maximum Expense Ratio.") The Company guarantees that the Expense Ratio of the Contracts will never exceed the applicable Maximum Expense Ratio. The Maximum Expense Ratio is equal to 1.4157% for GUP Series (Series 10A) Contracts and .6966% for GTS-VA Series (Series 10B) Contracts. Consequently, if assets attributable to the Contracts increase, the expense limit would decrease to reflect the lower levels of charges that would have been borne by Participants had the Reorganization not occurred. However, if assets attributable to the Contracts decrease, expenses will never exceed the Maximum Expense Ratio determined on April 1, 1987. In 1993, reduction of expenses under GUP Series (Series 10A) Contracts totalled $0 and reduction of expenses under GTS-VA Series (Series 10B) Contracts totalled $74,923.


     The Company will not, however, assume extraordinary or non-recurring expenses of the Fund, such as legal claims and liabilities and litigation costs and indemnification payments in connection with litigation. In addition, although the Fund intends to operate in such a way that it will have no federal income tax liability (see the American General Series Portfolio Company prospectus), if any liability is nevertheless incurred due to the Fund's failure to qualify as a "regulated investment company" under the applicable provision of the Code, the investment performance of the Fund could be adversely affected, to the detriment of Participants. The Company believes that such expenses and liabilities, although theoretically possible, are quite unlikely.


ACCUMULATION PERIOD

GENERAL

     During the Accumulation Period, the Contract Owner or Participant may make Purchase Payments on such dates and in such amounts as may be determined pursuant to the retirement plan for which the Contract has been purchased.

     In all cases, the initial Purchase Payment must be preceded or accompanied by a properly completed application. In addition, since all Purchase Payments are remitted through an employer, they must also be accompanied by a premium flow report which identifies the amount to be credited to each Participant Account under the employer's retirement plan.

MINIMUM PURCHASE PAYMENTS

     Under GUP Contracts, the minimum initial and subsequent monthly Purchase Payment per Participant is $25, if the Purchase Payment is to be allocated entirely to the Separate Account, and is $30 (with $12 minimum allocated to the Separate Account) if a Purchase Payment is allocated to the General Account and the Separate Account. The Company may waive the minimum purchase requirements, on a fair and equitable basis, for plans established for employers with 500 or more employees. With regard to GUP Contracts issued under section 401 plans, the initial annual Purchase Payment must be at least $2,000, with subsequent annual Purchase Payments of at least $5,000.

     Under GUP Series (Series 10A) Contracts, minimum initial Purchase Payments are specified in each Contract.

     Under GTS-VA Series (Series 10B) Contracts, the minimum initial and subsequent Purchase Payments under section 403(b) and 401 plans are $10,000 per year. There are no minimum initial or subsequent limitations with re-spect to other GTS-VA Series (Series 10B) Contracts.

APPLICATION OF NET PURCHASE PAYMENTS TO
THE SEPARATE ACCOUNT


     When an initial Purchase Payment accompanies an application (and a premium flow report) the Company will, within two business days after receipt of the application at its Home Office, either (a) process and accept the application, issue the Contract to the Contract Owner, establish Participant Accounts and credit Accumulation Units to those accounts as of the date of acceptance; (b) reject the application and return the Purchase Payment; or (c) request additional documents or information if the application is not complete or is incorrectly completed. If the Company receives Purchase Payments from your employer before the Company receives your completed application or enrollment form, the Company will not be able to open an account for you. Under these circumstances, the Company will take one of the following actions:



          Return Purchase Payments. If the Company does not have your name, address and social security number, the Company will return the Purchase Payment to your employer unless this information is immediately provided to us.



          Employer-Directed Account. If the Company has your name, address and social security number and the Company has an Employer-Directed Account Agreement from your employer, the Company will deposit your Purchase Payment in an "Employer-Directed" account invested in a Fixed Account Option. You may not transfer these amounts until VALIC has received a completed application or enrollment form.


     For initial and subsequent payments, Accumulation Units will be credited at the Accumulation Unit value calculated as of the day the Purchase Payment was received by the Company, if received at the Company's Home Office before the close of regular trading of the New York Stock Exchange, generally 4:00 p.m. New York time on a day Accumulation Unit values are calculated; otherwise, the next calculated Accumulation Unit value is used. As a result, the Participant Account will be credited with the investment experience of the Separate Account from the date of the Company's receipt.

ACCUMULATION UNIT VALUE

     The Accumulation Unit value was originally established at $1.00 for both Separate Account One and Separate Account Two. Due to varying charges imposed against different Contracts, a number of Accumulation Unit values developed since that time. Upon the Reorganization described under "The Company and the Separate Account," the different Contract Accumulation Unit values were converted to one common Unit value for GUP Series (Series 10A) Contracts and one common Unit value for GTS-VA Series (Series 10B) Contracts, to simplify accounting and reduce costs. For hypothetical illustrations of the recalculation, see the Statement of Additional Information -- "Accumulation Unit Value." The conversion had no effect upon the Accumulation Value of any Participant's interest or upon the total net assets attributable to any Participant Account.

     The value of a Participant Account can be determined at any time by multiplying the number of Accumulation Units outstanding under the Participant Account by the current Accumulation Unit value. During the Accumulation Period, the value of a Participant Account varies with the performance of the investments of the Separate Account, and there is no assurance that such value will equal or exceed Purchase Payments. The number of Accumulation Units credited will not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from day to day depending upon the investment experience of the Separate Account.

     The Accumulation Unit value for Division Ten is calculated as follows. First, a gross investment rate is determined from the investment performance of the Separate Account. The gross investment rate is calculated as of 4:00 p.m. New York time on each business day when the New York Stock Exchange is open (except the Friday following Thanksgiving). Such rate is (i) the Separate Account's investment income and capital gains and losses, whether realized or unrealized on such day, from the assets attributable to Division Ten, divided by
(ii) the value of Division Ten for the immediately preceding day on which such values were calculated. The net investment rate for any day is determined by deducting from the gross investment rate a factor representing the mortality and expense risk charges described herein (see "Charges and Deductions -- Charges to the Separate Account"), and any applicable income taxes. Reimbursement factors are also added to reimburse owners of all Contracts for the expenses which they would not have borne had the Reorganization not occurred. (See "Charges and Deductions -- Limitations on Charges.") The Accumulation Unit value for a given day is then determined by multiplying the Accumulation Unit value for the preceding day by a net investment factor equal to the net investment rate plus 1.00.

     For hypothetical illustrations showing the calculation of an Accumulation Unit value and the purchase of Accumulation Units, see the Statement of Additional Information -- "Accumulation Unit Value." Fund shares, in which Division Ten of the Separate Account invests, are valued at their net asset value at the same time Accumulation Units are valued. For information as to the computation of the net asset value of Fund shares, please refer to the prospectus for American General Series Portfolio Company.

DEATH BENEFITS DURING ACCUMULATION PERIOD


     If a Participant under a Contract dies during the Accumulation Period, there will be an amount payable to the Beneficiary. This amount is usually equal to the greater of (a) the Accumulation Value of the Participant Account on the date proof of death is received by the Company; or (b) 100% of Purchase Payments, reduced by the amount deducted in connection with any partial surrenders. (See "Partial Redemption or Surrender.") Under all GVA SA-2 Contracts and GVA SA-1 Contracts, the death payment is limited to the value of the Participant's Account. The Beneficiary may exercise the right to receive the death benefit as a lump-sum settlement or in the form of any of the annuity options provided in the Contract (within such time limits required by federal tax law). (See "Variable Annuity Options.") Beneficiaries other than the spouse of a Participant must receive the death benefit in full by the date 5 years after the Participant's death unless payments commence within 1 year of the Participant's death under a life annuity, a life annuity with payments certain or with payments for a designated period. Payments certain or payments for a designated period in any case cannot be selected for a period exceeding the Beneficiary's life expectancy. The Beneficiary thereafter will be entitled to exercise many of the investment options and other rights an Annuitant would have under the Contract.


SUSPENSION OF PAYMENTS

     GUP Contracts contain provisions protecting against forfeiture. If at any time a Purchase Payment is not made when due, the number of Accumulation Units outstanding under the Contract at that time will remain constant (so long as no transfer election is made), and the value of the Contract will continue to vary in accordance with the Accumulation Unit value. If the Contract has not been redeemed, the Contract Owner may resume making Purchase Payments at any time. If an unallocated GVA SA-2 Contract of the Group Deposit Administration type is suspended for non-payment, it may be reinstated at any time within two years after the date of such suspension.

PARTIAL REDEMPTION OR SURRENDER

     Under GUP Contracts, upon written request to the Company at its Home Office at any time before the commencement of annuity payments, a Participant may receive part of the value of his Participant Account. A partial redemption will result in the cancellation of a proportionate number of Accumulation Units credited to the Participant Account. Receipt by a Participant of a partial redemption is subject to the requirement that, after each such payment, a minimum number of 30 Accumulation Units must remain in the Participant Account. The amounts of any partial redemption may not be repaid.

     At any time before the Annuity Date and subject to the provisions of the plan, a Participant may elect to surrender the Contract for cash. The surrender value, which is the value of the Accumulation Units under the Contract, will be computed as of the next valuation of Accumulation Units following receipt of election by the Company at its Home Office.

     For an explanation of possible adverse tax consequences of a partial redemption or surrender, see "Federal Tax Matters."

     Occasionally, the Company may receive a request for partial redemption or surrender which includes Accumulation Values derived from Purchase Payments which have not cleared the banking system. The Company may delay mailing that portion of the surrender value which relates to such amounts until the check for the payment has cleared. The Accumulation Unit value used to determine the remaining surrender value to be remitted will be on the basis of the valuation next computed after receipt of the request.

     The Attorney General of Texas has interpreted the Texas State Optional Retirement Program to prohibit participating employees from surrendering annuity contracts which fund benefits under the program unless the employee terminates employment, retires or dies. Therefore, pursuant to an order obtained from the Securities and Exchange Commission, the Company cannot permit surrenders or partial surrenders by Participants in the Texas State Optional Retirement Program without the occurrence of one of these events.

     Under the Florida State Optional Retirement Program no surrender or partial surrender by a Participant of Accumulation Values attributable to purchase payments contributed by the Participant's employer will be permitted. Benefits based on employer contributions may only be paid upon the Participant's death, retirement or termination of employment. Except in the case of the Participant's death and except for certain small amounts as approved by the State of Florida, such benefit payments may not be paid in a lump sum or for a period certain, but will only be paid through a life contingency option.

     Upon proper termination of participation in any plan a Participant may elect to have his Participant Account valued and applied to the purchase of an individual Variable Annuity contract of a type then being issued by the Company for this class of Annuitant. Such election may be made without the imposition of any charge and, in the opinion of the Company's counsel, without any adverse tax consequences to the Participant. Future Purchase Payments, if made, will not be subject to the tax benefits of section 403(b) of the Code, and will be subject to the charges and deductions described in the prospectus pursuant to which individual Variable Annuity contracts are then being offered.

     In the case of GUP Contracts, if a Participant becomes an employee of another employer which is the owner of a similar GUP Contract issued by the Company, the Participant may elect to have his Participant Account transferred to such other Contract, without the imposition of any charge.

ANNUITY PERIOD

FIXED OR VARIABLE ANNUITY PAYMENTS

     If the plan so permits, the Annuitant may elect to have any portion of the Participant Account applied to provide either a Variable Annuity or a Fixed Dollar Annuity, or a combination of both. That portion of the Participant Account which is applied to provide a Fixed Dollar Annuity will be withdrawn from the Separate Account and thereafter will not participate in the investment experience of the Separate Account. The election of a Fixed Dollar Annuity is subject to certain conditions provided under the Contract that (i) set a time period (such as one month or one year prior to the Annuity Date) by which such election must be received by the Company and (ii) set minimum amounts (such as $25) for the first payment provided under each of the Variable Annuity and the Fixed Dollar Annuity.

ASSUMED INVESTMENT RATE

     The objective of a Variable Annuity is to provide level payments during periods when the economy is relatively stable and to reflect as increased payments only the excess investment results flowing from inflation or an increase in productivity. The achievement of this objective will depend in part upon the extent to which the net investment rate of the Separate Account equals the Assumed Investment Rate, described below, during periods of stable prices. The Assumed Investment Rates built into the annuity tables in the Contracts reflect the Company's opinion that such rates were conservative estimates of the average investment result to be expected from a diversified portfolio of common stocks during a relatively stable economy at the time such Contracts were actively marketed.

     For all Contracts, the Company will permit each Annuitant to select an Assumed Investment Rate permitted by state law or regulations. GUP Contracts and GVA SA-1 Contracts have an Assumed Investment Rate of 3.5%, but Annuitants may select 4.5%, 5% or 6%. GVA SA-2 Contracts, except those sold in connection with section 403(b) plans, have a 3.5% Assumed Investment Rate but Annuitants may select 4.5% or 5%. Other GVA SA-2 Contracts have a 3% Assumed Investment Rate, but Annuitants may select 3.5%, 5%, or 6%. The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. (See Statement of Additional Information -- "Annuity Payments.") It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

     The choice of an Assumed Investment Rate affects the pattern of annuity payments. A higher Assumed Investment Rate will produce a higher initial payment, but a more slowly rising series of subsequent payments (or a more rapidly falling series of subsequent payments) than a lower Assumed Investment Rate. Although a higher initial payment would be received under a higher Assumed Investment Rate, there is a point in time after which payments under a lower Assumed Investment Rate would be greater, assuming payments continue through that point in time. Subsequent payments will be smaller than, equal to or greater than the first payment depending upon whether the actual net investment rate is smaller than, equal to or greater than the Assumed Investment Rate.

     The amount of the first Variable Annuity payment is divided by the Annuity Unit value calculated ten days prior to the date of the first payment, to determine the number of Annuity Units represented by the payment. The number of such Annuity Units represented by each subsequent payment thereafter remains fixed during the Annuity Period, except under the Variable Annuity option providing payouts of a specified dollar amount. (See "Variable Annuity Options.") An illustration showing, by use of a hypothetical example, the method of determining the Annuity Unit value and the amount of monthly annuity payments is contained in the Statement of Additional Information.

ANNUITY DATE

     A Contract Owner may elect to have a Participant Account valued and, after deduction of any applicable premium taxes, applied to provide Fixed Dollar or Variable Annuity payments, or a combination thereof, for a particular Participant or Beneficiary, according to the annuity option selected by the Participant, Beneficiary, or Contract Owner. Annuity payments commence on the Annuity Date. The Annuity Date is the first day of the month immediately following the expiration of the period of time designated in the Contract (such as 30 days) from the date written notification is received at the Home Office of the Company. For a description of available annuity options, see "Variable Annuity Options." Any premiums not received and credited prior to the valuation date (i.e., the tenth day prior to the end of the month) may not be applied to purchase an immediate annuity, but will be refunded.

     The Annuity Date is usually elected in the application at the time of issue, subject to later changes by the Participant, and can be the first day of any month before the Annuitant's 75th birthday. However, special rules apply to payments under 403(b), 401, 403(a) and 457 plans. (See the discussion of required distributions for each plan type under "Federal Tax Matters.")

VARIABLE ANNUITY OPTIONS

OPTIONS AVAILABLE UNDER SPECIFIC CONTRACTS

     GUP Contracts. The Annuitant generally is given the option of receiving annuity payments in accordance with any one of the first five Variable Annuity options. (See "Description of Options Available.") The second option is available with 60, 120, 180 or 240 monthly payments certain. If the retirement plan so provides, some of the options may be excluded. Level payments (see "Level Payments Varying Annually") may also be used in combination with any of the available Variable Annuity options.

     If the Annuitant does not specify one of the available options at the time he becomes eligible for annuity payments, Variable Annuity payments are made in accordance with the second option with payments guaranteed for a ten-year period, except in those cases in which a joint and survivor annuity payout is required by law.

     GVA SA-1 Contracts. The first four options are available under these Contracts. (See "Description of Options Available.") The second option is available with 60, 120, 180 or 240 monthly payments certain.

     GVA SA-2 Contracts. The first four options are available under these Contracts. (See "Description of Options Available.") The second option is available with the number of monthly payments certain specified in the Contract. The monthly payment under the variable annuity selected must be at least $25.

     Once annuity payments have begun, an annuity option may not be terminated.

DESCRIPTION OF OPTIONS AVAILABLE

     First Option -- Life Annuity. Variable Annuity payments are payable during the lifetime of the Annuitant, and the annuity terminates with the last payment preceding death. This option offers the maximum amount/level of Variable Annuity payments since there is no provision for a death benefit for Beneficiaries. IT WOULD BE POSSIBLE UNDER THIS OPTION FOR THE ANNUITANT TO RECEIVE ONLY ONE ANNUITY PAYMENT IF HE DIED PRIOR TO THE DATE OF THE SECOND PAYMENT, TWO IF HE DIED BEFORE THE THIRD PAYMENT ETC. Under GVA SA-2 Contracts this is the Third Option, and is called "Life Annuity Ceasing on Death."

     Second Option -- Life Annuity with Monthly Payments Certain. Variable Annuity payments are made monthly during the lifetime of an Annuitant with the provision that, if the Annuitant dies during the certain period, the Beneficiary may receive monthly payments for the remainder of the certain period and at any time during such period may elect to receive in one sum the present value of the remaining payments, calculated on the basis of the same Assumed Investment Rate used to calculate the initial annuity payment. (See "Death of Annuitant During Annuity Period.") Under GVA SA-2 Contracts, this is the Fourth Option and is called "Life Annuity with a Specified Number of Payments Guaranteed."

     Third Option -- Unit Refund Life Annuity. Variable Annuity payments are payable monthly during the lifetime of the Annuitant with an additional payment to the Beneficiary at the death of the Annuitant. Under GVA SA-2 Contracts, this is the First Option, and is called "Equity Refund Life Annuity."

     The payment to the Beneficiary is equal to the excess, if any, of (a) minus
(b) times the Annuity Unit value, where (a) is the total amount applied under the option (or the total employee contribution) divided by the Annuity Unit value for the date on which annuity payments commence, and (b) is the number of Annuity Units represented by each monthly payment multiplied by the number of monthly payments made. (See "Death of Annuitant During Annuity Period.")

     Example: If under a Contract, $10,000 were applied under this option for a male at adjusted age 65 on the Annuity Date, the Annuity Unit value on such date was $1.50, the number of Annuity Units represented by each annuity payment was
40.71 (since the amount of the first annuity payment would be $61.06), ten annuity payments were paid prior to the date of death, and the value of an Annuity Unit on the date of the Annuitant's death was $1.60, the amount paid to the Beneficiary would be $10,015.31, computed as follows:

(($10,000/1.50) - (40.71 X 10)) X $1.60 = $10,015.31.

     Fourth Option -- Joint and Last Survivor Life Annuity. Variable Annuity payments are payable during the joint lifetimes of two Annuitants and continue during the lifetime of the surviving Annuitant. This option is also available with a one to twenty year payments certain period. This option is designed primarily for couples who require maximum possible Variable Annuity payments during their joint lives and who are not concerned with providing for Beneficiaries at the death of the last to survive. Under GVA SA-2 Contracts, this is the Second Option, and is called "Joint and Last Survivor Life Annuity."


     Fifth Option -- Payments for Designated Period. Variable Annuity payments are paid monthly for a selected number of years (between one and fifteen for GUP Contracts and between one and twenty for GTS-VA Contracts). At any time during such period the Annuitant may elect to receive in one sum the present value of the remaining payments, calculated on the basis of an interest rate per annum equal to that rate used to calculate the Annuitant's first annuity payment. The Annuitant may receive this sum only if the Annuitant has previously elected rights of commutation. Under the federal tax laws, the election of this option may be treated in the same manner as a total surrender of the Participant Account. If an employee's Participant Account is surrendered, usually the full amount received would be includible in income for that year, and, to the extent so included, would be taxed at ordinary rates. (See "Federal Tax Matters.")


     Sixth Option -- Payments of a Specified Dollar Amount. The amount due may be paid in equal annual, semi-annual, quarterly or monthly installments of a designated dollar amount (not less than $75 per annum per $1,000 of the original amount due) until the remaining balance is less than the amount of one installment. To determine the remaining balance at the end of any month, such balance at the end of the previ-ous month is decreased by the amount of any installment paid during the month and the result multiplied by the net investment factor for the month. If the remaining balance at any time is less than the amount of one installment, such balance will be paid and will be the final payment under the option. At any time, the Annuitant may elect to receive in one sum the remaining value of his account.

     Seventh Option -- Investment Income. This Option is available only for the SA-2 Contracts. The amount due may be left on deposit with the Company in its General Account, and a sum will be paid annually, semiannually, quarterly or monthly, as selected, which shall be equal to the net investment rate for the period multiplied by the amount remaining on deposit. The Annuitant may elect to receive at any time the remaining value of his account in one sum.

ENHANCEMENTS

     Enhancements of the annuity options described above are available under the Contracts. These include partial annuitization, flexible payments of varying amounts and inflation protection payments. To the extent some or all of these options do not result in "substantially equal payments" over the life expectancy of the Annuitant, electing such options may result in unfavorable tax consequences to Annuitants under age 59 1/2. (See "Federal Tax Matters.") Additionally, Option Four is available with a one to twenty payment certain period. Not all of the enhancements are available under each option.

LEVEL PAYMENTS VARYING ANNUALLY

     The level payment series is an alternative mode of payment which is used only in combination with the first through the fourth Variable Annuity options discussed above. It is not available for GVA SA-2 Contracts, but is available for GUP and GVA-SA1 Contracts. Under this plan, annuity payments are made monthly during each annuity year at a level determined for that year based on the investment performance of the Separate Account.

     The amount of the annual Variable Annuity payment level shall be determined in the same manner as monthly Variable Annuity payments except that annual rather than monthly purchase rates are used. The amount of the first annual Variable Annuity payment level is divided by the current Annuity Unit value to determine the number of Annuity Units in each subsequent annual Variable Annuity payment level. In any annuity year, the dollar amount of the annual Variable Annuity payment level is determined by multiplying this constant number of Annuity Units by the then current Annuity Unit value.

     The amount of each certain monthly payment during a given annuity year shall be no less than the annual Variable Annuity payment level times .084654, based on an Assumed Investment Rate of 3.5%. This factor may be changed at the sole discretion of the Company to reflect an interest rate of greater than 3.5%.

     If an Annuitant dies prior to receiving all twelve payments during any one annuity year, the payments remaining during that annuity year will be paid either to his estate or to the named Beneficiary.

RIGHT OF COMMUTATION

     Any right of commutation pursuant to the available Variable Annuity options or the Fixed Dollar Annuity shall be calculated on the basis of the Assumed Investment Rate used to calculate the initial annuity payment.

DEATH OF ANNUITANT DURING ANNUITY PERIOD

     If the Annuitant dies during the Annuity Period, the Beneficiary may be entitled to payment of an additional amount or amounts, and may be entitled to certain alternatives discussed below. If, prior to death, the Annuitant had been receiving payments under the first or fourth options, no additional amounts would be due. If, however, the Annuitant had been receiving payments under any of the other options, the Beneficiary may elect one of the following three alternatives:

     1. Elect to receive in a lump sum the present value, discounted at the Assumed Investment Rate, of any remaining annuity payments owed under the Contract based on the then-current Annuity Unit value;

     2. Elect to continue receiving annuity payments under the terms of the Contract, in which case the Beneficiary would be entitled at any time thereafter to receive the present value of remaining annuity payments, discounted at the Assumed In-vestment Rate, based on the Annuity Unit value next determined after request for such payment is received at the Company's Home Office; or

     3. Elect to have the present value, discounted at the Assumed Investment Rate, of any annuity payments owed on the Contract, based on the then-current Annuity Unit value, applied to the fifth option for a period shorter than the period remaining under the annuity option selected by the Annuitant.


     Under the federal tax laws, the election of alternative two above may be treated in the same manner as a surrender of the Contract. If the Contract is surrendered, usually the full amount received would be includable in income for that year, and, to the extent so included, would be taxed at ordinary rates. (See "Federal Tax Matters.")


     Normally, death benefits, other than possible vested interest, are not provided under unallocated GVA SA-1 and GVA SA-2 Contracts.

FEDERAL TAX MATTERS

GENERAL


     Major changes in federal income tax laws in the past several years may affect the tax treatment of investments in the Contracts. It is not feasible to comment on all of these changes, and Contract Owners should consult a qualified tax advisor for more complete information. Contract Owners should also be aware that future legislation may change some of the rules discussed in the following materials.


TAXES PAYABLE BY PARTICIPANTS AND
ANNUITANTS


     The Contracts offered in connection with this prospectus are primarily used with retirement programs which receive favorable tax deferred treatment under federal income tax law, although deferred annuity contracts may be purchased with after tax dollars.


     Annuity payments or other amounts received under all Contracts are subject to some form of federal income tax withholding. The withholding requirement will vary among recipients depending on the type of program, the tax status of the individual and the type of payments from which taxes are withheld. Additionally, annuity payments or other amounts received under all contracts may be subject to state income tax withholding requirements.

SECTION 403(B) ANNUITIES FOR EMPLOYEES OF CERTAIN TAX-EXEMPT ORGANIZATIONS OR PUBLIC EDUCATIONAL INSTITUTIONS

     Purchase Payments. Under section 403(b) of the Code, payments made by certain employers (i.e., tax-exempt organizations, meeting the requirements of section 501(c)(3) of the Code, and public educational institutions) to purchase annuity Contracts for their employees are excludable from the gross income of employees to the extent that the aggregate Purchase Payments do not exceed the limitations prescribed by section 402(g), section 403(b)(2), and section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

     An individual's voluntary salary reduction contributions under section 403(b) are generally limited to the lesser of $9,500 or 20 percent of salary; additional catch-up contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to the lesser of $30,000 or approximately 20 percent of salary. In addition, for plan years beginning after December 31, 1988, employer contributions must comply with various nondiscrimination rules; these rules may have the effect of further limiting the rate of employer contributions for highly compensated employees.

     Taxation of Distributions. Distributions of voluntary salary reduction amounts are restricted. These restrictions apply to amounts accumulated after December 31, 1988 (including voluntary contributions after that date and earnings on prior and current voluntary contributions). These restrictions require that no distributions will be permitted prior to one of the following events: (1) attainment of age 59 1/2, (2) separation from service, (3) death,
(4) disability, or (5) hardship (hardship distributions will be limited to the amount of salary reduction contributions exclusive of earnings thereon).

     Distributions from a section 403(b) annuity Contract are taxed as ordinary income to the recipient in accordance with section 72 of the Code. Distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability, (3) separation from service during or after the year the participant reaches age 55, (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary), and (5) distributions in excess of tax deductible medical expenses.


     Required Distributions. Generally, distributions from section 403(b) annuities must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Such distributions must be made over a period that does not exceed the life expectancy of the Participant (or joint life expectancy of the Participant and Beneficiary). Upon the death of the Contract Owner prior to the commencement of annuity payments, the amount accumulated under the Contract must be distributed within five years or, if distributions to a beneficiary designated under the Contract commence within one year of the Contract Owner's death, distribution is permitted over the life of the beneficiary or over a period not extending beyond the beneficiary's life expectancy. If the Contract Owner has commenced receiving annuity distributions prior to his death, distributions must continue at least as rapidly as under the method in effect at the date of his death. However, amounts accumulated under a Contract on December 31, 1986, are not subject to these minimum distribution requirements. Pre-January 1, 1987 amounts may be paid in a manner that meets the above rule or (i) must begin to be paid when the Participant attains age 75; and
(ii) the present value of payments expected to be made over the life of the Participant under the option chosen must exceed 50% of the present value of all payments expected to be made (the "50% rule"). The 50% rule will not apply to joint annuitants if a Participant's spouse is the joint annuitant. Notwithstanding these rules for pre-January 1, 1987 amounts held under 403(b) Contracts, the entire Contract balance must meet the minimum distribution incidental benefit requirement of Section 403(b)(10). A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.


     Tax Free Transfers and Rollovers. The IRS has ruled (Revenue Ruling 90-24) that total or partial amounts may be transferred tax free between section 403(b) annuity contracts and/or section 403(b)(7) custodial accounts under certain circumstances. In addition, section 403(b)(8) of the Code permits tax free rollovers from section 403(b) programs to IRAs or other section 403(b) programs under certain circumstances. Such a rollover must be completed within 60 days of receipt of the distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another 403(b) program is subject to 20% Federal income tax withholding unless the participant elects a direct rollover of such distribution to an IRA or other section 403(b) program.

SECTION 401 QUALIFIED PENSION, PROFIT-
SHARING OR ANNUITY PLANS


     Purchase Payments. Purchase Payments made by an employer (or a self-employed individual) under a pension, profit-sharing or annuity plan qualified under section 401(a) or section 403(a) of the Code are excluded from the gross income of the employee for federal income tax purposes. Payments made by an employee generally are made on an after-tax basis, unless they are made on a pre-tax basis by reason of Sections 401(k) or 414(h) of the code.



     Taxation of Distributions. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (which constitute "investment in the Contract"). However, if an employee or the Beneficiary receives a lump sum distribution, as defined in the Code, from an exempt employees' trust, the taxable portion of the distribution may be subject to special tax treatment. For most individuals receiving lump sum distributions after attainment of age
59 1/2, the rate of tax may be determined under a special 5-year income averaging provision; however, 5-year forward averaging has been repealed for distributions occurring after December 31, 1999. Those who attained age 50 by January 1, 1986 may instead elect to use a 10-year income averaging provision based on the income tax rates in effect for 1986. In addition, individuals who attained age 50 by January 1, 1986 may elect capital gains treatment (at a 20% rate) for the taxable portion of a lump sum distribution attributable to years of service before 1974; such capital gains treatment has otherwise been repealed. Taxable distributions received under a Contract purchased under a qualified plan prior to attainment of age 59 1/2 are subject to the same 10% penalty tax (and the same exceptions) as described with respect to section 403(b) annuity Contracts.

     Required Distributions. The minimum distribution requirements for qualified plans are generally the same as described with respect to section 403(b) annuity Contracts, except that no amounts are exempted from the minimum distribution requirements.


     Tax-Free Rollovers. The taxable portion of certain distributions from a plan qualified under section 401 or 403(a), may be transferred in a tax-free rollover to another such plan or to an individual retirement account or annuity. Such a rollover must be completed within 60 days of receipt of the qualifying distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another section 401(a) or 403(a) plan is subject to 20% federal income tax withholding unless the Participant elects a direct rollover of such distribution to an IRA or other section 401(a) or 403(a) plan.


SECTION 457 UNFUNDED DEFERRED
COMPENSATION PLANS OF PUBLIC
EMPLOYERS AND TAX-EXEMPT
ORGANIZATIONS

     Purchase Payments. Under section 457 of the Code, individuals who perform services for a unit of a state or local government may participate in a deferred compensation program. Tax-exempt employers may establish deferred compensation plans under section 457 only for a select group of management or highly compensated employees and/or independent contractors.


     This type of program allows individuals to defer the receipt of compensation which would otherwise be presently payable and to therefore defer the payment of federal income taxes on the amounts. Assuming that the program meets the requirements to be considered an eligible deferred compensation plan (an "EDCP"), an individual may contribute (and thereby defer from current income for tax purposes) the lesser of $7,500 (indexed for inflation) or 33 1/3% of the individual's includible compensation. (Includible compensation means compensation from the employer which is currently includible in gross income for federal tax purposes.) During the last three years before an individual attains normal retirement age, additional catch-up deferrals are permitted.



     The amounts which are deferred may be used by the employer to purchase the Contracts offered by this prospectus. The Contract is generally held for the exclusive benefit of plan participants, although certain Contacts may remain subject to the claims of the employer's creditors until 1999. The employee has no present rights or vested interest in the Contract and is only entitled to payment in accordance with the EDCP provisions.


     Taxation of Distributions. Amounts received by an individual from an EDCP are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.


     Distributions Before Separation from Service. Distributions generally are not permitted under an EDCP prior to separation from service except for unforeseeable emergencies or in amounts under $3,500 for inactive Participants. These distributions are includable in the gross income of the individual in the year in which paid.


     Required Distributions. Beginning January 1, 1989, the minimum distribution requirements for EDCP's are generally the same as those for qualified plans and section 403(b) annuity Contracts except that no amounts are exempted from minimum distribution requirements.

     Tax Free Transfers and Rollovers. Federal income tax law permits the tax free transfer of EDCP amounts to another EDCP, but not to an IRA or other type of plan.

PRIVATE EMPLOYER UNFUNDED DEFERRED
COMPENSATION PLANS

     Purchase Payments. Private taxable employers may establish unfunded and non-qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors.

     Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are subject to the rules for private taxable employer deferred compensation plans discussed below.

     Where a Contract is purchased under a 457 or private employer unfunded deferred compensation plan, it constitutes a Non-Qualified Contract. Ordinary Non-Qualified Contracts, not sold pursuant to such an employer's plan, are not available under this Contract. Purchase Payments made under ordinary Non-Qualified Contracts are not excludible from the gross income of the Contract Owner or deductible for tax purposes. Private employer unfunded deferred compensation plans, however, allow individuals to defer receipt of up to 100% of compensation which would otherwise be includable in income and to therefore defer the payment of Federal income taxes on the amounts. Increases in the Accumulation Value of Non-Qualified Contracts resulting from the investment performance of the Separate Account are not taxable to the Contract Owner until received by him. Contract owners that are not natural persons, however, are currently taxable on any increase in the Accumulation Value.

     Deferred compensation plans represent a bare contractual promise on the part of the employer to pay current wages at some future time. The Contract is owned by the employer and is subject to the claims of the employer's creditors. The individual has no present right or vested interest in the Contract and is only entitled to payment in accordance with plan provisions. Private taxable employers that are not natural persons, however, are currently taxable on any increase in the Accumulation Value attributable to purchase payments made to such contracts after February 28, 1986.

     Taxation of Distributions. Amounts received by an individual from a private employer deferred compensation plan are includable in gross income for the taxable year in which such amounts are paid or otherwise made available.

     Tax Free Transfers and Rollovers. Federal income tax law does not allow tax free transfers or rollovers for amounts accumulated in a private employer deferred compensation plan.

EFFECT OF TAX-DEFERRED ACCUMULATIONS

     The chart below compares accumulations attributable to contributions to (1) Contracts purchased with pre-tax contributions under tax-favored retirement programs, (2) Non-Qualified Contracts purchased with after tax contributions and
(3) conventional savings vehicles such as savings accounts.

                           TAX-DEFERRED ACCUMULATION
                                  [BAR CHART]

This hypothetical chart compares the results of contributing $100 per month ($138.89 for the tax-favored program because contributions are before-tax). It assumes a 28% tax rate and an 8% fixed rate of return (before fees and charges). The deduction of fees and charges is reflected in the chart. The dotted lines represent amounts remaining after withdrawal and payment of taxes and any surrender charges. An additional 10% tax penalty may apply to withdrawals before age 59 1/2.

     Unlike savings accounts, contributions to tax-favored retirement programs and Non-Qualified Contracts provide tax-deferred treatment on earnings. In addition, contributions to tax-favored retirement programs ordinarily are not subject to income tax until such amounts are distributed. As shown above, investing in a tax-favored program increases the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.


     To further illustrate the advantages of tax-deferred savings using a 28% federal tax bracket, an annual fixed yield (BEFORE THE DEDUCTION OF ANY FEES OR CHARGES) of 8% under a tax-favored retirement program in which tax savings were reinvested has an equivalent annual fixed yield of 5.76% under a conventional savings program. THE 8% YIELD ON THE TAX-FAVORED PROGRAM WILL

BE REDUCED BY THE IMPACT OF INCOME TAXES UPON WITHDRAWAL. The yield will vary depending on the timing of withdrawals. The previous chart shows the actual after-tax amounts that would be received.


     As indicated above, contributions to tax-favored retirement programs are ordinarily not subject to federal income tax unless and until withdrawn. Accumulations under tax-favored retirement programs are not required to be withdrawn until the later of age 70 1/2 or retirement. There may be restrictions on withdrawals of certain types of contributions until age 59 1/2, separation from service, death, disability or hardship. Withdrawals before age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax, but withdrawals may be eligible for total or partial rollover to an IRA or another retirement program.


     By taking into account the current deferral of taxes, these contributions increase the amount available for savings by decreasing the relative current out-of-pocket cost of the investment. The chart below illustrates this principle:

                              PAYCHECK COMPARISON

                         TAX-FAVORED         SAVINGS
                      RETIREMENT PROGRAM     ACCOUNT
                      ------------------   -----------
Set Aside                $     2,500       $     2,500
Tax Deferred until
  withdrawal                    (700)               --
Current Out-of-Pocket    $     1,800       $     2,500


     This chart compares a $2,500 contribution and assumes a 28% federal tax bracket.


FUND DIVERSIFICATION

     Non-Qualified contracts, as discussed above, are not sold under this Contract. Separate Account investments for Non-Qualified contracts are available under other Company contracts, however.

     Separate Account investments must be adequately diversified in order for the increase in the value of Non-Qualified contracts to receive tax-deferred treatment. In order to be adequately diversified, each portfolio of the Fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of a Fund portfolio to meet the diversification requirements could result in tax liability to Non-Qualified contract owners. The Fund expects to meet the diversification requirements above and assure tax deferred treatment for holders of any Non-Qualified contracts.

     The investment opportunities of the Fund could conceivably be limited by adhering to the above diversification requirements. This would affect all contract owners, including those owners of Qualified Contracts for whom diversification is not a requirement for tax-deferred treatment.

TRANSFERS UNDER THE CONTRACTS

     Transfers between the General Account and the Separate Account are permitted subject to the conditions discussed below. The right to make transfers is exercisable by the Participant during the Accumulation Period and by the Annuitant during the Annuity Period. The Company reserves the right to limit transfers to the extent such limitation is allowed by the Contract.

TRANSFERS DURING THE ACCUMULATION PERIOD

     During the Accumulation Period, transfers of Accumulation Value between the Separate Account and the General Account may be made at any time. However, transfers to the General Account, if made within 120 days of a transfer from the General Account, may affect the interest rate earned on those payments in the General Account under the terms of the Contract.

TRANSFERS DURING THE ANNUITY PERIOD

     During the Annuity Period, transfers of Annuity Units may be made from the Separate Account to a Fixed Dollar Annuity at intervals of at least 365 days or as provided for in the Contract. During the Annuity Period, transfers from a Fixed Dollar Annuity are not permitted.

OTHER REQUIREMENTS

     Transfers among investment options or changes of future allocation of Purchase Payments ("reallocations") may be made upon receipt by the Company, at its Home Office, of written instructions or by telephone at 1-800-621-7792. Requests for transfers or reallocations by telephone will be automatically permitted unless the Company has been notified otherwise in writ-ing or by telephone at 1-800-621-7792. If, after notifying the Company that telephone transfers or reallocations are not to be allowed, the Contract Owner or Participant wishes to have the right to effect telephone transfers or reallocations reactivated, he or she must notify the Company in writing.

     Prior to the Company's effecting a transfer request or reallocation by telephone instruction, the Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine by requiring certain identifying information about the Contract Owner or Participant. Unless the Contract Owner instructs the Company not to accept telephone transfers or reallocations, anyone who represents that he or she is authorized by the Contract Owner or Participant to effect a transfer or reallocation may do so if they have the requisite Contract Owner or Participant account information. Officers, directors, agents, representatives and employees of the Company may not give or be authorized to give telephone instructions on behalf of Contract Owners or Participants (other than for contracts within their immediate family) without prior written permission of the Company.

     It is the responsibility of the Contract Owner or Participant to verify the accuracy of all confirmations of transfers or reallocations and to promptly advise the Company of any inaccuracies within one business day of receipt of the confirmation. The Company will send to the Contract Owner or Participant a confirmation of the transfer or reallocation within five (5) days from the date of the instruction.

     Any telephone instructions reasonably believed by the Company to be genuine will be the Contract Owner's or Participant's responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, the Contract Owner or Participant will bear the risk of loss. If the Company does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent instructions.

     Transfers or reallocations will be effected pursuant to the Contract Owner's or Participant's written or telephone transfer request as of the day received by the Company if received by the Company's Home Office before the close of regular trading of the New York Stock Exchange, generally 4:00 p.m. New York time, on a day Accumulation Unit values are calculated; otherwise the next calculated Accumulation Unit or Annuity Unit Value will be used. Telephone transfer requests will not be accepted during the Annuity Period. The Company reserves the right to discontinue the telephone transfer facility at any time.

OTHER CONTRACT FEATURES

CHANGE OF BENEFICIARY

     Once a Participant Account has been established, the Contract Owner, the Participant and the Annuitant may not be changed.

     The Beneficiary is designated by the Participant. The Annuitant generally may change the Beneficiary designation at any time unless such designation has been made irrevocable. Under certain retirement programs, however, spousal consent may be required to name or change a Beneficiary, and the right to name a Beneficiary other than the spouse may be subject to applicable tax laws and regulations. If no Beneficiary is living at the time of an Annuitant's death, any benefits otherwise payable under the Contract to the Beneficiary will be payable to the Annuitant's estate. If a Beneficiary dies while receiving payments under the Contract, and if no other Beneficiary is then living, any remaining benefits owed under the Contract will be paid to such Beneficiary's estate.

REVOCATION

     Each Participant under a GUP Contract shall have the right for a period of 10 days (commencing with the date of the execution of his individual application) or such longer revocation period as required by state law. The Company will refund any Purchase Payments received for the contract without regard to investment results, unless a larger refund is required by state law.

RESERVATION OF RIGHTS

     The Company reserves the right to amend a Contract (1) to conform with substitutions of investments (2) to comply with tax or other laws applicable to these types of Contracts, except as discussed below. The Company also reserves the right (3) to operate the Separate Account as a management investment company under the 1940 Act, in consideration of receipt of an investment management fee, or in any other form permitted by law, and (4) to deregister the Separate Account under the 1940 Act in the event such registration is no longer required.

     The Company reserves the right to increase all charges and the annuity purchase rates under GUP Contracts from time to time. However, such change will not be effective retroactively, and will not affect contributions of Participants who were in plans prior to the effective date of such change, to the extent that any such Participant's contributions in any year do not exceed 200% of the amount of first year Purchase Payments made on his behalf. The Company may modify the GUP Contract (except where modification is prohibited by the 1940 Act) with respect to Purchase Payments in excess of such amount after the effective date of the modification.

     Under GVA SA-1 Contracts, the Company has the right after the fifth Contract year to change any terms of the Contract upon written notice given to the Contract Owner ninety (90) days in advance, except where modification is prohibited by the 1940 Act. However, no such change may affect the annuity purchase rates or expense charges as they apply to Accumulation Units purchased by Purchase Payments made prior to such change or to the application of those Accumulation Units to provide retirement annuities.

     Under GVA SA-2 Contracts issued in connection with section 403(b) plans and certain section 401 plans for self-employed individuals, the Company may increase the deduction for sales and administrative expenses after the end of the first Contract year. However, Contract amendments can affect the annuity purchase rates or the daily charge for expense and mortality undertakings and investment advisory services applicable to a Participant for Purchase Payments at an annual rate of up to 200% of the first annual Purchase Payment made for each such Participant.

     For Unallocated GVA SA-2 Contracts, the annuity purchase rates are guaranteed for ten years. The Company reserves the right to modify the annuity purchase rates applicable to Purchase Payments made to the Company after the tenth Contract year.

     The Company has issued endorsements under the Contracts that limit its ability to increase certain charges and expenses. (See "Charges and Deductions -- Limitations on Charges.")

RELATIONSHIP TO EMPLOYER'S PLAN

     Since it is contemplated that most Contracts offered by this prospectus will be used for retirement programs, reference should be made to specific plan provisions and restrictions, if any, contained in the Employer's plan in connection with this description of the Contracts.

     Plan loans from the portion of your Participant Account attributable to the General Account may be permitted by your employer's plan. Refer to your plan for a description of charges and further information.

PAYMENT AND DEFERMENT

     Payments of termination values, as well as lump sum payments available under an annuity option, will be made within five business days after receipt of the written request by the Company at its Home Office; however, payments attributable to Division Ten may be suspended or postponed at any time when redemption of the Fund's shares is suspended or postponed. See the American General Series Portfolio Company prospectus for a discussion of the circumstances under which American General Series Portfolio Company may suspend or postpone redemption of its shares.

NONASSIGNABILITY OF QUALIFIED CONTRACTS

     In order to qualify for favorable tax treatment, each Variable Annuity issued under a Qualified plan must provide, at issue, that it may not be sold, assigned, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, to any person or organization other than the Company when owned by any person other than the trustees of any trust described in section 401(a), or the administrator of any annuity plan described in section 403(a) of the Code. GUP and GVA SA-2 Contracts are not assignable unless permitted by applicable law. GVA SA-1 Contracts may not be assigned.

OTHER VARIABLE ANNUITY CONTRACTS

     In addition to the Contracts described in this prospectus, the Company has made the Separate

Account available to fund other group and individual variable annuity contracts, including the Independence Plus Series, and the UIT-981 contracts. These other contracts entail different charges at the Separate Account level from those imposed on the Contracts described in this prospectus.

     The other contracts listed above are described in and offered pursuant to separate prospectuses.

VOTING RIGHTS

     The Contract Owner during the Accumulation Period, the Annuitant during the Annuity Period, or the Beneficiary after the Annuitant's death, will be entitled to give instructions to the Company as to how Fund shares held in the Separate Account Division Ten attributable to the Participant Account or Variable Annuity are to be voted at meetings of shareholders of American General Series Portfolio Company. Those persons entitled to give voting instructions will be determined as of the record date for each meeting.

     Each Participant under an allocated group Contract and each Participant receiving Variable Annuity benefits under an unallocated Contract, has the right to give instructions to the Contract Owner for those votes. Votes for which instructions have not been received from Participants will be cast by the Contract Owner in the same proportion as those votes for which instructions have been received. The Contract Owner may vote without instructions from Participants under unallocated group Contracts involving contributions solely by Contract Owners.

     The number of Fund shares held in Division Ten deemed attributable to a Participant Account prior to the Annuity Date and during the lifetime of the Annuitant will be determined on the basis of the value of Accumulation Units credited to the Participant Account as of the record date. On or after the Annuity Date or after the death of the Participant or Annuitant, the number of Fund shares deemed attributable to a Participant Account will be equal to the dollar value of the assets maintained in Division Ten to fund the annuity benefit payment obligations under the Contract as of the record date. During the Annuity Period, the number of votes attributable to a Variable Annuity will generally decrease since funds set aside for an Annuitant will decrease.

     Persons who are entitled to vote will receive proxy material and a form on which voting instructions may be given. The Company will vote Fund shares held by the Separate Account attributable to the Contracts or to other variable annuity contracts issued by Division Ten, in accordance with instructions received. Fund shares held by the Separate Account as to which no instructions have been received will be voted for or against any proposition in the same proportion as the shares to which instructions have been received. Fund shares held in the Separate Account or any other separate account of the Company or its affiliates that are not attributable to contracts investing in Division Ten also will be voted for or against any proposition in the same proportion for which voting instructions are received for shares attributable to contracts investing in Division Ten. However, if the Company determines that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

STATE REGULATION

     The Company is subject to the laws of Texas governing life insurance companies and to regulation by the Texas Commissioner of Insurance. Each year, the Company files an annual statement with the Commissioner covering its operations for the preceding year and its financial condition on December 31 of the preceding year. The Commissioner may examine the Company's books and assets at any time. In addition, the National Association of Insurance Commissioners conducts a complete examination and audit of the Company's books and operations at least once every three years. The Company is also subject to the laws and regulations of all the states in which it does business. Generally, the insurance departments of most states apply the laws of Texas to determine permissible investments for the Company and the Separate Account.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
General Information and Separate Account History............    2
Types of Variable Annuity Contracts.........................    2
Accumulation Unit Value.....................................    3
     Illustration of Calculation of Accumulation Unit
      Value.................................................    3
     Illustration of Purchase of Accumulation Units.........    3
Performance Calculations....................................    4
     Calculation of Average Annual Total Return.............    4
Performance Information.....................................    4
     Performance Compared to Market Index...................    4
     Stock Index Division Ten Performance Compared to S&P
      500 Index.............................................    5
Annuity Payments............................................    6
     Assumed Investment Rate................................    6
     Amount of Annuity Payments.............................    6
     Annuity Unit Value.....................................    7
          Generally.........................................    7
          Adjusted Age Chart................................    8
          Illustration of Calculation of Annuity Unit
          Value.............................................    8
          Illustration of Annuity Payments..................    8
Distribution of Variable Annuity Contracts..................    9
Experts.....................................................    9
Comments on Financial Statements............................   10

                REVOCATION OF TELEPHONE ASSET TRANSFER AUTHORITY

    ------------------------------------------------------------------------
    Participant/Contract Owner Name:

    ------------------------------------------------------------------------
    Social Security Number:

    ------------------------------------------------------------------------
    Birth Date:
    ------------------------------------------------------------------------

     I am the Participant under or Contract Owner of one or more variable annuity contracts issued by The Variable Annuity Life Insurance Company ("VALIC"). I hereby instruct VALIC not to accept any telephone instructions to transfer Accumulation Values among investment options or change the allocation of future Purchase Payments from me, anyone representing me or anyone representing himself or herself to be me. I understand as a result of executing this form that the transfer of Accumulation Values or Annuity Values among investment options or changes in the allocation of future Purchase Payments may only be effected upon the receipt by VALIC of my written instructions.

------------------------------------------------------------       ------------------------------
            Participant/Contract Owner Signature                                Date

Mail this form to any Regional Office (see the last page of your prospectus for addresses) or to the Home Office at the following address: VALIC, Customer Service A3-01, 2929 Allen Parkway, Houston, TX 77019.

     Please tear off, complete and return the form below to order a Statement of Additional Information for the Contracts offered under the prospectus (Contract Forms formerly offered by VALIC Separate Account One and VALIC Separate Account
Two). Address the form to any Regional Office, the addresses of which appear on the last page of this prospectus. A Statement of Additional Information may also be ordered by calling 1-800-44-VALIC.


------------------------------------------------------------------------------

                            GUP AND GTS-VA CONTRACTS

     Please send me a free copy of the Statement of Additional Information for The Variable Annuity Life Insurance Company Separate Account A (Contract forms GUP and GTS-VA).

                             (Please Print or Type)

  --------------------------------------------------------------------------------------------------
  Name:                                             G.A. #
  ------------------------------------------------  ------------------------------------------------

  Address:                                          Policy: #
  ------------------------------------------------  ------------------------------------------------

  ------------------------------------------------

  Social Security Number:
  ------------------------------------------------
  --------------------------------------------------------------------------------------------------

================================================================================

                 FOR ADDITIONAL INFORMATION ABOUT THE CONTRACTS
                     CONTACT YOUR NEAREST REGIONAL OFFICE:

10851 N. Black Canyon Hwy.
Suite 700
Phoenix, AZ 85029
(602) 678-1700
222 South Harbour Blvd.
10th Floor
Anaheim, CA 92805
(714) 774-7844
1900 O'Farrell St.
Suite 390
San Mateo, CA 94403
(415) 574-5433

165 South Union Blvd.

Suite 1050
Lakewood, CO 80228
(303) 988-3344
10006 N. Dale Mabry Hwy.
Suite 113
Tampa, FL 33618
(813) 961-1611
100 Ashford Center North
Suite 100
Atlanta, GA 30338
(404) 395-4700
230 West Monroe
Suite 1550
Chicago, IL 60606
(312) 368-1001

550 Congressional Blvd.


Suite 280


Carmel, IN 46032

(317) 574-7145
7310 Ritchie Highway
Suite 800
Glen Burnie, MD 21061
(301) 768-2330
1301 West Long Lake Road
Suite 340
Troy, MI 48098
(810) 641-0022
8500 Normandale Lake Blvd.
Suite 750
Bloomington, MN 55437
(612) 893-1099
410 Amherst Street
Suite 250
Nashua, NH 03063
(603) 883-3840
90 Woodbridge Ctr. Dr.

Suite 300

Woodbridge, NJ 07095
(908) 750-5611
University Tower
3100 Tower Blvd.
Suite 1601, Box 50
Durham, NC 27707
(919) 489-6529
Two Summit Park Drive
Suite 410
Independence, OH 44131
(216) 520-2028
1800 S.W. First Avenue
Suite 505
Portland, OR 97201
(503) 223-6288
1767 Sentry Pkwy West 19
Suite 300
Blue Bell, PA 19422
(215) 646-8030
5400 LBJ Freeway
Suite 1340
Dallas, TX 75240

(972) 490-1515

800 Gessner
Suite 1280
Houston, TX 77024
(713) 465-2253


  There are also more than thirty-seven branch offices located throughout the country.


                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

            2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019 1-800-44-VALIC


                           TDD NUMBER: 1-800-35-VALIC


                FOR UNIT VALUE INFORMATION CALL: 1-800-42-VALIC


             FOR ASSET TRANSFERS BY TELEPHONE CALL: 1-800-42-VALIC

================================================================================

                                  [VALIC LOGO]

                                 PRINTED MATTER

                      PRINTED IN U.S.A.  VA 1019  REV 5/97

         (C)The Variable Annuity Life Insurance Company, Houston, Texas

                                                            Recycled Paper  LOGO

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A
                            UNITS OF INTEREST UNDER
                            GROUP UNIT PURCHASE AND
                        GROUP VARIABLE ANNUITY CONTRACTS
                        (GUP AND GTS-VA CONTRACT SERIES)

        ----------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
        ----------------------------------------------------------------

                                FORM N-4 PART B

                                  MAY 1, 1997



     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the prospectus for the Contracts, dated May 1, 1997, and should be read in conjunction with the Prospectus. The terms used in this Statement of Additional Information have the same meaning as those set forth in the Prospectus. A Prospectus may be obtained by calling or writing the Company, or the Variable Annuity Marketing Company ("the Underwriter"), at 2929 Allen Parkway, Houston, Texas 77019, 1-800-44-VALIC. Prospectuses are also available from regional sales offices of the Underwriter or from its registered sales representatives.


                               TABLE OF CONTENTS

                                         PAGE
                                         ----
General Information and Separate
  Account History......................    2
Types of Variable Annuity Contracts....    2
Accumulation Unit Value................    3
  Illustration of Calculation of
     Accumulation Unit Value...........    3
  Illustration of Purchase of
     Accumulation Units................    3
Performance Calculations...............    4
  Calculation of Average Annual Total
     Return............................    4
Performance Information................    4
  Performance Compared to Market
     Index.............................    4
  Stock Index Division Ten Performance
     Compared to S&P 500(R)............    5

                                         PAGE
                                         ----
Annuity Payments.......................    6
  Assumed Investment Rate..............    6
  Amount of Annuity Payments...........    6
  Annuity Unit Value...................    7
     Generally.........................    7
     Adjusted Age Chart................    8
  Illustration of Calculation of
     Annuity
     Unit Value........................    8
  Illustration of Annuity Payments.....    8
Distribution of Variable Annuity
  Contracts............................    9
Experts................................    9
Comments on Financial Statements.......   10


VA 1019-1, Rev. 5/97

                GENERAL INFORMATION AND SEPARATE ACCOUNT HISTORY

     The Variable Annuity Life Insurance Company ("the Company") is a stock life insurance company organized under the laws of the State of Texas and is engaged primarily in the offering and issuance of fixed and variable retirement annuity contracts and combinations thereof. The Company also is licensed to write life insurance in all states (other than Connecticut) and the District of Columbia, and annuities in all fifty states and the District of Columbia. The Company is an indirect wholly-owned subsidiary of American General Corporation (formerly American General Insurance Company) of Houston, Texas. American General Corporation is a holding company, whose various subsidiaries operate in each of the fifty states and Canada, and collectively engage in substantially all forms of financial services, with activities heavily weighted towards insurance. American General Corporation businesses include life insurance, property-liability insurance, casualty and health insurance, mortgage banking, and the management and distribution of mutual funds, among others.

     On August 9, 1967, VALIC Washington, the predecessor of the Company, acquired for its Separate Account Two all of the assets and outstanding business of The Equity Annuity Life Insurance Company ("EALIC"), Washington, D.C., which was 34% owned by American General Corporation. The assets acquired were attributable to variable annuity contracts issued by EALIC and outstanding on August 9, 1967.


     On September 25, 1968, the Board of Directors of the Company established the Company's Separate Account One ("Separate Account One") and the Company's Separate Account Two ("Separate Account Two"). Both were established as "separate accounts" under the Texas Insurance Code (the "Code") and registered as diversified open-end management investment companies under the Investment Company Act of 1940 (the "1940 Act").


     On May 1, 1969, when the Company succeeded VALIC Washington, the assets maintained in Separate Account Two of VALIC Washington were transferred to the Company's Separate Account Two. At that time, the owners of and participants under outstanding variable annuity contracts issued by EALIC were credited with the same number of applicable accumulation units or annuity units with which they were credited in Separate Account Two of the Company Washington immediately prior to the succession.

     On April 18, 1979, the Board of Directors of the Company established Separate Account A (the "Separate Account") in accordance with the Texas Insurance Code. The Separate Account is registered with the U.S. Securities and Exchange Commission as a unit investment trust under the 1940 Act.

     Each Division of the Separate Account invests in the shares of a diversified, open-end management investment company registered under the 1940 Act or a portfolio of such an investment company. The Separate Account currently is made up of eighteen Divisions. However, only Division Ten is available as a variable investment option under the Contracts. Other Divisions are offered only through certain other variable annuity contracts issued by the Company through the Separate Account. Division Ten is also available under certain of these other variable annuity contracts.

     On April 17, 1987, Contract Owners investing in Separate Accounts One and Two approved a reorganization (the "Reorganization") in which the investment assets of Separate Account Two were contributed to Separate Account One and the resulting investment assets held in Separate Account One were contributed to the Quality Growth Fund ("the Fund"), a portfolio of American General Series Portfolio Company, in exchange for which Division Nine of the Separate Account received shares of the Fund, and Separate Accounts One and Two ceased to exist. (See "the Company and the Separate Account" in the Prospectus.)

     Effective May 1, 1992 the Quality Growth Fund merged with the Stock Index Fund. On that date Quality Growth Division Nine was renamed Stock Index Division Ten.

                           TYPES OF VARIABLE ANNUITY
                                   CONTRACTS

     Three types of contracts are offered in connection with the Prospectus to which this Statement of Additional Information relates:

     (1) single payment immediate annuity Contracts;

     (2) single payment deferred annuity Contracts; and

     (3) flexible payment deferred annuity Contracts.

     Under single payment Contracts, only one Purchase Payment is made by the Contract Owner. Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to any minimum payment requirements under the Contract.

     Under deferred annuity Contracts, Purchase Payments are invested and accumulate on a fixed or variable basis until the date the Contract Owner selects to commence annuity payments.

     Under immediate annuity Contracts, the first annuity payment is made on the first day of the second month after the Purchase Payment is received. During the period before the Annuity Date, the Purchase Payments are invested in the same manner, and the other terms and conditions (including the options and rights of Contract Owners, Annuitants and Beneficiaries) are the same under immediate annuity Contracts as under deferred annuity Contracts.

     The Contracts are non-participating and will not share in any of the profits of the Company.

                            ACCUMULATION UNIT VALUE

     The calculation of Accumulation Unit value is discussed in the Prospectus under "Accumulation Period." Amounts allocated to Division Ten will be valued on the basis of one of three Accumulation Unit values: one for GUP Series Contracts, one for GTS-VA Series Contracts, and one for other variable annuity contracts investing in Division Ten. The following illustrations show a calculation of an Accumulation Unit value and the purchase of Accumulation Units (using hypothetical examples):

             ILLUSTRATION OF CALCULATION OF ACCUMULATION UNIT VALUE

     Example 1.

    1.   Accumulation Unit value, beginning of period................  $ 1.000000
    2.   Value of Fund share, beginning of period....................  $10.000000
    3.   Change in value of Fund share...............................  $  .200000
    4.   Gross investment rate (3)/(2)...............................     .020000
    5.   Daily mortality and expense charge..........................     .000027
    6.   Plus adjustment for expense limitations.....................     .000018
    7.   Net investment rate (4)-(5)+(6).............................     .019991
    8.   Net investment factor (1.000000)+(7)........................    1.019991
    9.   Accumulation Unit Value, end of period (1)X(8)..............  $ 1.019991

 ILLUSTRATION OF PURCHASE OF ACCUMULATION UNITS (ASSUMING NO STATE PREMIUM TAX)

     Example 2.

    1.   First Periodic Purchase Payment.............................  $   100.00
    2.   Accumulation Unit value on effective date of purchase (see
         Example 1)..................................................  $ 1.000000
    3.   Number of Accumulation Units purchased (1)/(2)..............      100.00
    4.   Accumulation Unit value for valuation date following
         purchase (see Example 1)....................................  $ 1.019991
    5.   Value of Accumulation Units in account for valuation date
         following
         purchase (3)X(4)............................................  $ 101.9991

                            PERFORMANCE CALCULATIONS

                   CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

Example 3.


     Average Annual Total Return quotations for the 1, 3, 5, and 10 year periods ended December 31, 1996, the date of the most recent balance sheet included in this registration statement, are computed by finding the average annual compounded rates of return over the 1, 3, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:


               P (1+T)n = ERV

     Where:

              P      =  a hypothetical initial Gross Purchase Payment of $1,000
              T      =  average annual total return
              n      =  number of years
              ERV    =  redeemable value at the end of the 1, 3, 5 or 10 year period of a hypothetical $1,000 Gross Purchase Payment made at the beginning of the 1, 3, 5, or 10 year period

     In the calculation above, the maximum 5% sales load was deducted from the initial $1,000 Gross Purchase Payment for GUP Series Contracts and for GTS-VA Series Contracts.

     None of the Contracts include sales charges for reinvested dividends. All recurring fees have been deducted. For fees which vary with the account size, an account size equal to that of the median account size has been assumed. Ending redeemable value has been determined assuming a complete redemption at the end of the 1, 3, 5 or 10 year period and deduction of all non-recurring charges at the end of each such period.

                            PERFORMANCE INFORMATION

PERFORMANCE COMPARED TO MARKET INDEX

     The following tables show the Hypothetical $10,000 Account Value and Cumulative Return of Division Ten as compared to the benchmarks shown.

     These performance calculations for Division Ten and the methods used for calculating them are described in the Prospectus. (See "Performance Information" and "The Funds.")

     These tables compare hypothetical investment performance and percentage changes in Contract Accumulation Unit values with the results of a benchmark, representing an unmanaged market index. The comparisons should be considered in light of the investment policies and objectives of the Fund. Rates of return for the Division include reinvestment of investment income, including capital gains, interest and dividends. The rate of return on the market index also has been adjusted to reflect reinvestment of interest and dividends.

     The performance results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Participant.


     The performance of Stock Index Division Ten may be compared to the record of the Standard & Poor's(R) Corporation Composite Stock Price Index ("S&P 500(R)")*. The S&P 500 is a well known measure of the price performance of 500 leading larger domestic stocks which represent approximately 70% of the market capitalization of the United States equity market. The index is an unmanaged weighted index of 500 industrial, transportation, utility and financial companies. This benchmark is not subject to any charges for investment advisory fees or other expenses of the type charged at either the Separate Account or the fund level. Therefore, the comparison with this benchmark is of limited use.

STOCK INDEX DIVISION TEN PERFORMANCE
COMPARED TO S&P 500

     Price returns for the S&P 500 are calculated by subtracting the price level at the beginning of the year from the price level at the end of the year and dividing the difference by the price level at the beginning of the year. To calculate dollar values for the S&P 500 Index column shown below in the Hypothetical $10,000 Account Value presentation, price index values were substituted for Unit values in the calculation described in the Prospectus, and dividend yields were then added to determine the total returns applied in the dollar value calculations. Similarly, to calculate Cumulative Return for the S&P 500, the Cumulative Return calculation described in the Prospectus for Unit values of Division Ten was used, substituting the Hypothetical $10,000 Account Value at the end of each year for the Accumulation Unit value. No sales load, administrative charges, or expenses were deducted from any S&P 500 Index calculations.

Example 4.

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
              INVESTED TEN YEARS AGO (1) COMPARED TO MARKET INDEX
                     ANNUAL VALUES OF A $10,000 STIPULATED

                          PAYMENT MADE JANUARY 1, 1987

             ------------------------------------------------------

         (NET OF APPLICABLE FRONT END SALES AND ADMINISTRATIVE CHARGES)


                                                        GUP SERIES       GTS-VA SERIES          S&P
                   DATE OF PERIOD                      (SERIES 10A)      (SERIES 10B)           500
                        ENDED                          ANNUAL VALUE      ANNUAL VALUE       ANNUAL VALUE
                   --------------                      ------------      -------------      ------------
01/01/87.............................................      $ 9,550            $ 9,550           $10,000
12/31/87.............................................        9,707              9,854            10,525
12/31/88.............................................       10,706             10,946            12,273
12/31/89.............................................       13,108             13,496            16,162
12/31/90.............................................       12,514             12,977            15,660
12/31/91.............................................       15,078             15,748            20,431
12/31/92.............................................       15,485             16,289            21,988
12/31/93.............................................       16,849             17,850            24,204
12/31/94.............................................       16,800             17,917            24,524
12/31/95.............................................       22,844             24,524            33,739
12/31/96.............................................       27,764             30,005            41,488


---------------

(1) On April 17, 1987 the Company's Separate Account One and Two were reorganized and then merged into the American General Series Portfolio Company's Quality Growth Fund. Separate Account One and Two then became a part of the Company's Separate Account Division Nine. Separate Account One's unit value history became identified as GUP Series (Quality Growth Division
    9A) Unit Value. Separate Account Two's unit value history became identified as GTS Series (Quality Growth Division 9B) Unit Value. Performance prior to the reorganization date, therefore, represents results obtained by the Company's Separate Account One and Two. Subsequent to the Reorganization, performance represents results obtained by the Company's GUP Series (Quality Growth Division 9A) and GTS Series (Quality Growth Division 9B). Effective with the merger of the Quality Growth Fund on May 1, 1992 into the Stock Index Fund, Quality Growth Divisions 9A and 9B were renamed Stock Index Divisions 10A and 10B, respectively.

Example 6.


    CUMULATIVE RETURN FOR STOCK INDEX DIVISION TEN COMPARED TO MARKET INDEX



                                                 10 YEARS      5 YEARS       3 YEARS        1 YEAR
                                                 --------      -------       -------        ------
Investment Division
     Stock Index Division
       GUP SERIES (Series 10A)(1)..............    177.64%        74.92%       56.54%         15.46%
       GTS-VA SERIES (Series 10B)(1)...........    200.05         81.01         59.69         16.23
Benchmark Comparison S&P 500...................    314.88        103.06         71.41         22.97


                       HYPOTHETICAL $10,000 ACCOUNT VALUE
                            INVESTED IN STOCK INDEX
                         DIVISION TEN AT APRIL 17, 1987
                            COMPARED TO MARKET INDEX


     The table below shows the annual value of a $10,000 initial Gross Purchase Payment invested in Division Ten, as compared to the price returns for the S&P 500 Index, for the period since the Reorganization, April 17, 1987 through December 31, 1996. Effective with the merger of the Quality Growth Fund into the Stock Index Fund, Quality Growth Division 9A and 9B were renamed Stock Index Division 10A and 10B.



                                                         STOCK INDEX DIVISION TEN
                                                   ------------------------------------
                                                     GUP SERIES          GTS-VA SERIES             S&P
                 DATE OF PERIOD                    (DIVISION 10A)        (DIVISION 10B)            500
                      ENDED                         ANNUAL VALUE          ANNUAL VALUE         ANNUAL VALUE
                      -----                        --------------        --------------        ------------
04/17/87(1)......................................        $ 9,550               $ 9,550             $10,000
12/31/87.........................................          8,531                 8,576               8,715
12/31/88.........................................          9,410                 9,526              10,162
12/31/89.........................................         11,520                11,745              13,382
12/31/90.........................................         10,998                11,294              12,966
12/31/91.........................................         13,252                13,705              16,917
12/31/92.........................................         13,610                14,176              18,206
12/31/93.........................................         14,808                15,535              20,041
12/31/94.........................................         14,765                15,593              20,305
12/31/95.........................................         20,077                21,343              27,935
12/31/96.........................................         24,401                26,113              34,352


---------------

(1) Initial investment net of applicable front end sales and administrative charges

                                ANNUITY PAYMENTS

ASSUMED INVESTMENT RATE

     The discussion concerning the amount of annuity payments which follows this section is based on an Assumed Investment Rate of 3.5% per annum. (The same principles apply to GVA SA-2 Contracts sold in connection with section 403(b) plans, although the Assumed Investment Rate is 3%.) The Company will permit each Annuitant to select an assumed Investment Rate permitted by state law or regulations other than the 3.5% (or 3%) rate described above as discussed in the Prospectus under "Annuity Period."

AMOUNT OF ANNUITY PAYMENTS

     The amount of the first variable annuity payment will depend on the Accumulation Value of the Participant's Account applied to effect the variable annuity as of the tenth day immediately preceding the Annuity Date, the amount of any premium tax owed and the annuity purchase rates contained in the Contract. Under an immediate annuity contract, Purchase Payments not received and credited prior to the valuation date

(i.e. the tenth day immediately preceding the end of the month) may not be applied to effect the variable annuity, but will be refunded. The annuity purchase rates under group contracts (i.e. GUP Series & GTS-VA Series) show the amount necessary to provide a monthly retirement benefit of $1. The rates vary with the form of annuity selected and the date of birth of the Annuitant and of the contingent annuitant, if any, and, for certain annuity options, the adjusted age at which the annuity is effected.

     Annuity purchase rates are based upon the Progressive Annuity Tables for GUP and GVA SA-1 Contracts. GVA SA-2 Contracts use the 1949 male annuity mortality tables at 3% for Contracts sold in connection with section 403(b) plans and the Progressive Annuity Table (assuming all births in 1915) at 3.5% for all other Contracts.

     The portion of the first variable annuity payment is divided by the applicable Annuity Unit value for the Contract (calculated ten days prior to the date of the first monthly payment) to determine the number of Annuity Units represented by the payment. The number of such units will remain fixed during the Annuity Period, assuming the Annuitant makes no transfers of Annuity Units to provide a Fixed Dollar Annuity.

     The dollar amount of each subsequent Variable Annuity payment is determined by multiplying the number of Annuity Units in the Participant Account by the applicable Annuity Unit value on the tenth day preceding the due date of such payment. The Annuity Unit value will increase or decrease in proportion to the net investment factor for the Contract since the date of the previous annuity payment, less an adjustment to neutralize the Assumed Investment Rate referred to above. For example, a factor of .999919 is applied to Contracts containing a 3% Assumed Investment Rate and a factor of .999906 is applied to Contracts containing a 3.5% Assumed Investment Rate. (Calculation of the net investment factor is discussed in the Prospectus under "Accumulation Period -- Accumulation Unit Value.") This is true for all annuity options except the sixth annuity option described in the Prospectus (see "Description of Options Available"). Under the sixth annuity option, the amount of subsequent payments remains fixed, but the number of payments varies with the experience of Division Ten.

     Therefore, the dollar amount of variable annuity payments after the first will vary with the amount by which the net investment rate is greater or less than the Assumed Investment Rate. For example, if the Assumed Investment Rate is 3.5%, and the cumulative net investment rate for a Contract (as calculated in Example 1) is 5% over a one year period, the first annuity payment in the next year will be approximately 1.5 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of Division Ten. If such net investment rate is 1% over a one year period, the first annuity payment in the next year will be approximately 2.5 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of Division Ten.

     Each deferred Contract provides that, when Fixed Dollar Annuity payments are to be made under one of the first four annuity options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the rate for a currently issued single payment immediate annuity contract or the current settlement option rate, if better. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed annuity purchase rates then required by the Company for new single payment immediate annuity contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates. Single payment immediate annuity Contracts do not contain such a provision.

ANNUITY UNIT VALUE

     Generally. The value of an Annuity Unit is calculated at the same time and in the same manner that the value of an Accumulation Unit is calculated. (See "Accumulation Period -- Accumulation Unit Value," in the Prospectus.) Due to varying charges imposed against different Contracts, a number of Annuity Unit values developed since the Annuity Unit values for Separate Account One and for Separate Account Two were originally established. At the time of Reorganization, the Company converted the different Annuity Unit values to common bases by use of conversion factors.

     Since the Reorganization, the Annuity Unit value for any period is determined by multiplying the Annuity Unit value for the immediately preceding period by the net investment factor for the date for which the Annuity Unit value is being calculated. (The net investment factor used is the net investment factor used to calculate the Accumulation Unit value described in the Prospectus under "Accumulation Period.") In order to avoid the crediting of "double interest," the result is then multiplied by a factor to neutralize the Assumed Investment Rate built into the annuity table contained in the Contract. For example, a factor of .999919 is applied to Contracts containing a 3% Assumed Investment Rate, and a factor of .999906 is applied to Contracts containing a 3.5% rate.

     Adjusted Age Chart. The Annuitant's adjusted age at the time the first payment is due shall be determined in accordance with the table in the Contract. (For an explanation of the application of the adjusted age, see "Amount of Annuity Payments.") The following chart shows adjusted age as calculated for the various Contracts. Actual age, adjusted by the table, means age nearest the Annuitant's birthday at the time the first payment is due.

                       CALENDAR YEAR  ADJUSTED AGE
    CONTRACT TYPE        OF BIRTH     IS ACTUAL AGE
    -------------      -------------  -------------
GUP Contracts........   Before 1916   minus 0
                         1916-1935    minus 1
                         1936-1955    minus 2
                         1956-1976    minus 3
GVA SA-1                Before 1901   plus 1
  Contracts..........    1901-1915    minus 0
                         1916-1935    minus 1
                         1936-1955    minus 2
                         1956-1976    minus 3
GVA SA-2                Before 1901   plus 2
  Contracts..........    1901-1915    plus 1
                         1916-1930    minus 0
                         1931-1945    minus 1

     The calculation of Annuity Unit value is discussed in the Prospectus under "Annuity Period." Amounts allocated to Division Ten will be valued on the basis of one of three Annuity Unit Values for each available Assumed Investment Rate: one for SA-1 Contracts, one for SA-2 Contracts, and one for other variable annuity contracts investing in Division Ten, depending on the net investment factor for each of Series 10A, 10B and 10C. The following illustrations show a calculation of an Annuity Unit value and the amount of variable annuity payments (using hypothetical examples):

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

     Example 6.

              1.            Annuity Unit value, beginning of period.....................  $  1.000000
              2.            Net investment factor for period (see Example 1)............     1.019991
              3.            Daily adjustment for 3.5% Assumed Investment Rate...........      .999906
              4.            (2)X(3).....................................................     1.019895
              5.            Annuity Unit value, end of period (1)X(4)...................  $  1.019895

                        ILLUSTRATION OF ANNUITY PAYMENTS

     Example 7. Any Annuitant age 65, Life Annuity with 120 Payments Certain

              1.            Number of Accumulation Units at Annuity Date................       10,000.00
              2.            Accumulation Unit value (see Example 1).....................  $     1.000000
              3.            Accumulation Value of Contract (1)X(2)......................  $    10,000.00
              4.            First monthly annuity payment per $1,000 of Accumulation
                              Value.....................................................  $         5.63
              5.            First monthly annuity payment (3)X(4)/1,000.................  $        56.30
              6.            Annuity Unit value (see Example 6)..........................  $     1.000000
              7.            Number of Annuity Units (5)/(6).............................           56.30
              8.            Assume Annuity Unit value for second month equal to.........  $      .997000
              9.            Second monthly Annuity Payment (7)X(8)......................  $        56.13
             10.            Assume Annuity Unit value for third month equal to..........  $      .980000
             11.            Third monthly Annuity Payment (7)X(10)......................  $        55.17

                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

     The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers which are members of the National Association of Securities Dealers, Inc. (the "NASD"). The principal underwriter for the Separate Account is the Variable Annuity Marketing Company ("Underwriter"), a wholly-owned subsidiary of the Company. The Underwriter's address is 2929 Allen Parkway, Houston, Texas 77019. The Underwriter is a Texas corporation organized in 1970 and is a member of the NASD. The Contracts are not currently being actively marketed.

     The licensed agents who sell the Contracts are compensated for such sales by commissions ranging from 1% to 4% of each Purchase Payment. Managers who supervise the agents will receive overriding commissions ranging to 1% of Purchase Payments. (These various commissions are paid by the Company and do not result in any charge to Contract Owners or to the Separate Account in addition to the charges described in the Prospectus under "Charges and Deductions -- Charges Under Specific Contracts.")


     Pursuant to its underwriting agreement with the underwriter and the Separate Account, the Company reimburses the underwriter for reasonable sales expenses, including overhead expenses (see "Charges and Deductions -- Charges under Specific Contracts," in the Prospectus). As of December 31, 1991, the Company had paid no underwriting commissions attributable to the Contracts. Sales commissions attributable to the Contracts paid by the Company for the years 1994, 1995 and 1996 were $1,138,000, $811,000 and $549,000, respectively.


                                    EXPERTS


     The consolidated financial statements of the Company at December 31, 1996, and 1995, and for each of the three years in the period ended December 31, 1996 and the financial statements of the Company's Separate Account A at December 31, 1996, and for each of the two years in the period then ended, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein. The financial statements audited by Ernst & Young LLP have been included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                         INDEX TO FINANCIAL STATEMENTS


                                                              PAGE
                                                              ----
The Variable Annuity Life Insurance Company
     Report of Independent Auditors.........................   11
     Consolidated Balance Sheets as of December 31, 1996 and
      1995..................................................   12
     Consolidated Statements of Income for the years ended
       December 31, 1996, 1995 and 1994.....................   13
     Consolidated Statements of Changes in Stockholder's
      Equity for the years ended
       December 31, 1996, 1995 and 1994.....................   14
     Consolidated Statements of Cash Flows for the years
      ended
       December 31, 1996, 1995 and 1994.....................   15
     Notes to Consolidated Financial Statements.............   16
The Variable Annuity Life Insurance Company
  Separate Account A
     Statement of Net Assets as of December 31, 1996........   27
     Statement of Operations for the year ended December 31,
      1996..................................................   27
     Statements of Changes in Net Assets for the years ended
       December 31, 1996 and 1995...........................   27
     Division Financial Statements..........................   28
     Notes of Financial Statements..........................   38
     Report of Independent Auditors.........................   40


                        COMMENTS ON FINANCIAL STATEMENTS

     The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.


     Ten A and Ten B unit values, as reflected in the financial statements for the Separate Account, are the only unit values available under the Contracts described in the Prospectus. The Separate Account financial statements contained herein reflect the composition of the Separate Account as of December 31, 1996. Effective with the merger of the Quality Growth Fund into the Stock Index Fund on May 1, 1992, Quality Growth Divisions 9A and 9B were renamed Stock Index Divisions 10A and 10B.

                                 [PICTURE]


                                [VALIC LOGO]

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors
The Variable Annuity Life Insurance Company

     We have audited the accompanying consolidated balance sheets of The Variable Annuity Life Insurance Company and Subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Variable Annuity Life Insurance Company and Subsidiaries at December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                    /s/ ERNST & YOUNG



Houston, Texas
February 14, 1997

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEET

At December 31
In Thousands


                                                                           1996          1995
                                                                        -----------   -----------
ASSETS
Investments - Notes 2, 6, 7, 8:
  Fixed maturity securities
     (amortized cost: $19,667,491 in 1996 and $18,590,102 in 1995)      $20,189,473   $19,745,726
  Equity securities (cost: $8,624 in 1996 and $56,825 in 1995)                8,589        71,770
  Mortgage loans on real estate                                           1,349,855     1,443,817
  Real estate, net of accumulated depreciation
     of $69 in 1996 and $99 in 1995                                          37,130        23,365
  Policy loans                                                              639,200       557,637
  Other long-term invested assets                                            35,945        16,929
  Short-term investments                                                     53,000        39,277
                                                                        -----------   -----------
     Total investments                                                   22,313,192    21,898,521
                                                                        -----------   -----------
Investment income receivable                                                315,118       292,967
Cash on deposit and on hand                                                  24,360        27,794
Receivable for securities sold                                               18,654        51,947
Deferred policy acquisition costs - Note 3                                  557,748       182,546
Due from reinsurer, net                                                      15,700        16,873
Other assets                                                                 45,798        37,912
Assets held in Separate Accounts                                          7,134,412     4,540,889
                                                                        -----------   -----------
     Total assets                                                       $30,424,982   $27,049,449
                                                                        -----------   -----------
LIABILITIES
Policy reserves for fixed annuity investment contracts                  $21,067,429   $20,146,697
Payable for securities purchased                                                575        26,885
Remittances not allocated                                                    66,473        52,913
Commissions, general expenses, and taxes (other than income taxes)           41,642        44,380
Other liabilities                                                            75,636        51,768
Income tax liabilities - Note 4                                             265,160       387,076
Liabilities related to Separate Accounts                                  7,134,412     4,540,889
                                                                        -----------   -----------
     Total liabilities                                                   28,651,327    25,250,608
                                                                        -----------   -----------
STOCKHOLDER'S EQUITY
Common stock (voting) par value $1 per share, 5,000 shares authorized
  and 3,575 issued and outstanding in 1996 and 1995 - Note 5                  3,575         3,575
Additional paid-in capital                                                  459,281       384,126
Retained earnings                                                         1,143,947     1,014,520
Net unrealized investment gains - Note 2                                    166,852       396,620
                                                                        -----------   -----------
     Total stockholder's equity                                           1,773,655     1,798,841
                                                                        -----------   -----------
     Total liabilities and stockholder's equity                         $30,424,982   $27,049,449
                                                                        -----------   -----------


                See notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF INCOME

For the Years Ended December 31,
In Thousands


                                                                   1996           1995           1994
                                                                -----------    -----------    -----------
REVENUES

Surrender charges                                               $    12,348    $     9,967    $     9,964
Mortality charges                                                    59,955         34,965         21,136
Expense charges                                                       5,654          5,122          5,528
Net investment income - Note 2                                    1,654,496      1,597,681      1,493,942
Net reinsurance income                                                1,528          1,573          1,908
Realized investment gains (losses) - Note 2                          21,551         (7,149)       (71,950)
Other income                                                         10,920          6,878          6,517
                                                                -----------    -----------    -----------
   Total revenues                                                 1,766,452      1,649,037      1,467,045
                                                                -----------    -----------    -----------
COSTS AND EXPENSES

Policy costs:
   Increase in policy reserves for fixed annuity contracts        1,243,993      1,203,986      1,133,547
                                                                -----------    -----------    -----------
      Total costs                                                 1,243,993      1,203,986      1,133,547
                                                                -----------    -----------    -----------
Expenses:
   Commissions                                                       97,630         84,670         73,198
   Salaries                                                          54,016         48,227         42,742
   Data processing                                                   12,088         13,200         10,908
   Postage and telephone                                             11,308         10,710          8,137
   Sales promotion                                                   10,394          9,361          8,024
   Printing and supplies                                              5,290          4,721          4,372
   Guaranty association assessments - Note 9                          2,678         18,961          6,300
   Other expenses                                                    49,875         44,055         43,029
   Amortization of deferred policy acquisition costs - Note 3        31,201         16,841         13,263
   Policy acquisition costs deferred - Note 3                      (116,818)      (104,702)       (88,046)
                                                                -----------    -----------    -----------
      Total expenses                                                157,662        146,044        121,927
                                                                -----------    -----------    -----------
      Total costs and expenses                                    1,401,655      1,350,030      1,255,474
                                                                -----------    -----------    -----------
EARNINGS

Income before income tax expense                                    364,797        299,007        211,571
Income tax expense - Note 4                                         124,370         99,720         70,183
                                                                -----------    -----------    -----------
   Net income                                                   $   240,427    $   199,287    $   141,388
                                                                -----------    -----------    -----------

                See notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

For the Years Ended December 31,
In Thousands

                                              1996           1995           1994
                                           -----------    -----------    -----------
COMMON STOCK

Balance at beginning and end of year       $     3,575    $     3,575    $     3,575
                                           -----------    -----------    -----------

ADDITIONAL PAID-IN-CAPITAL

Balance at beginning of year                   384,126        382,733        382,727
  Capital contribution from stockholder         75,155          1,393              6
                                           -----------    -----------    -----------
Balance at end of year                         459,281        384,126        382,733
                                           -----------    -----------    -----------

RETAINED EARNINGS

Balance at beginning of year                 1,014,520        910,233        821,845
  Net income                                   240,427        199,287        141,388
  Dividends paid to stockholder               (111,000)       (95,000)       (53,000)
                                           -----------    -----------    -----------
Balance at end of year                       1,143,947      1,014,520        910,233
                                           -----------    -----------    -----------

NET UNREALIZED INVESTMENT GAINS (LOSSES)

Balance at beginning of year                   396,620       (563,481)       348,470
  Change during year                          (229,768)       960,101       (911,951)
                                           -----------    -----------    -----------
Balance at end of year                         166,852        396,620       (563,481)
                                           -----------    -----------    -----------

STOCKHOLDER'S EQUITY
Balance at end of year                     $ 1,773,655    $ 1,798,841    $   733,060
                                           -----------    -----------    -----------


              See notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF CASH FLOWS

For the Years Ended December 31,
In Thousands


                                                                1996            1995            1994
                                                             ------------    ------------    ------------
OPERATING ACTIVITIES

Net Income                                                   $    240,427    $    199,287    $    141,388
Reconciling adjustments to net cash provided by
 operating activities:
   Insurance and annuity liabilities                            1,243,993       1,203,986       1,133,547
   Deferred policy acquisition costs                              (85,617)        (87,861)        (74,783)
   Other, net                                                     (50,233)         28,179         (41,944)
                                                             ------------    ------------    ------------
     Net cash provided by operating activities                  1,348,570       1,343,591       1,158,208
                                                             ------------    ------------    ------------
INVESTING ACTIVITIES

Investment purchases                                          (14,883,271)     (9,671,304)     (7,827,877)
Investment calls, maturities, and sales                        13,897,479       8,025,420       6,456,637
Net (increase) decrease in short-term investments                 (13,722)        120,745        (160,022)
                                                             ------------    ------------    ------------
     Net cash used for investing activities                      (999,514)     (1,525,139)     (1,531,262)
                                                             ------------    ------------    ------------
FINANCING ACTIVITIES

Policyholder account deposits                                   2,896,090       2,553,928       2,227,803
Policyholder account withdrawals                               (1,276,008)       (996,324)     (1,004,953)
Transfers to Separate Accounts                                 (1,936,727)     (1,273,778)       (723,994)
Capital contribution from stockholder                              75,155           1,607               6
Net decrease in short-term debt                                      --              --           (59,000)
Dividends paid                                                   (111,000)        (95,000)        (53,000)
                                                             ------------    ------------    ------------
     Net cash used for or provided by financing activities       (352,490)        190,433         386,862
                                                             ------------    ------------    ------------
NET CHANGE IN CASH

Net increase (decrease) in cash                                    (3,434)          8,885          13,808
Cash at beginning of year                                          27,794          18,909           5,101
                                                             ------------    ------------    ------------
     Cash at end of year                                     $     24,360    $     27,794    $     18,909
                                                             ------------    ------------    ------------


            See notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 1996
All dollar amounts in thousands, except per share data
--------------------------------------------------------------------------------

                                       1
================================================================================
                        SIGNIFICANT ACCOUNTING POLICIES
================================================================================

1.1  INTRODUCTION

     The Variable Annuity Life Insurance Company (VALIC), an indirect, wholly owned subsidiary of American General Corporation (AGC), provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of educational, health care, public sector, and not-for-profit organizations. VALIC markets products nationwide through exclusive sales representatives.

     VALIC is 100% owned by American General Life Insurance Company (AGL), a wholly owned subsidiary of AGC Life Insurance Company (AGC Life). AGC Life is a wholly owned subsidiary of AGC. A summary of the accounting policies followed in the preparation of the consolidated financial statements is set forth below.

1.2  PREPARATION OF FINANCIAL STATEMENTS

     The consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of VALIC and its wholly owned subsidiaries. All material intercompany transactions have been eliminated in consolidation. Certain items in the prior years' financial statements have been reclassified to conform with the 1996 presentation.

     The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from these estimates.

1.3  INVESTMENTS

     FIXED MATURITY AND EQUITY SECURITIES. All fixed maturity and equity securities are classified as available-for-sale and recorded at fair value. After adjusting related balance sheet accounts as if the unrealized gains (losses) had been realized, the net adjustment is recorded in net unrealized gains (losses) on securities within stockholder's equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

     MORTGAGE LOANS. Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance for losses covers all non-performing loans and loans for which management has a concern based on its assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends.

     Impaired loans, those for which VALIC determines that it is probable that all amounts due under the contractual terms will not be collected, are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated costs to sell.

     POLICY LOANS. Policy loans are reported at unpaid principal balance.

     INVESTMENT INCOME. Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

     REALIZED INVESTMENT GAINS (LOSSES). Realized investment gains (losses) are recognized using the specific identification method.

1.4  DERIVATIVES RELATED TO INVESTMENTS

     VALIC's use of derivative financial instruments is generally limited to interest rate and currency swap agreements. The difference between amounts paid and received on swap agreements is recorded on an accrual basis as an adjustment to investment income over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or assets.

     The fair values of swap agreements are recognized in the consolidated balance sheet if they hedge investments carried at fair value or if they hedge anticipated purchases of such investments. In this event, changes in the fair value of a swap agreement are reported in net unrealized gains (losses) on securities included in stockholder's equity, consistent with the treatment of the related investment security.

     For swap agreements hedging anticipated investment purchases, the net swap settlement amount or unrealized gain or loss is deferred and included in the measurement of the anticipated transaction when it occurs.

     Swap agreements generally have terms of two to ten years. Any gain or loss from early termination of a swap agreement is deferred and amortized into income over the remaining term of the related investment. If the underlying investment is extinguished or sold, any related gain or loss on swap agreements is recognized in income.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

December 31, 1996
--------------------------------------------------------------------------------

1.5  DEFERRED POLICY ACQUISITION COSTS
      (DPAC)

     Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC. DPAC is charged to expense in relation to the estimated gross profits of the insurance contracts, including realized gains (losses).

     DPAC is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in net unrealized gains (losses) on securities within stockholder's equity.

     VALIC reviews the carrying value of DPAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable.

1.6  SEPARATE ACCOUNTS

     Separate Accounts are assets and liabilities associated with certain contracts, principally annuities for which the investment risk lies solely with the holder of the contract rather than the company. Consequently, the insurer's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to Separate Accounts are excluded from the consolidated statements of income and cash flows. Assets held in the Separate Accounts are primarily shares in mutual funds, which are carried at fair value, based on the quoted net asset value per share.

1.7  POLICY RESERVES

     Net deposits made by fixed annuity policyholders are accumulated at interest rates guaranteed by VALIC plus excess interest paid at the sole discretion of the Board of Directors until benefits are payable. Reserves for deferred annuities (accumulation phase) are equivalent to the policyholders' account values. Reserves for annuities on which benefits are currently payable (annuity payout phase) are provided based upon estimated mortality and other assumptions, including provisions for the risk of adverse deviation from assumptions, which were appropriate at the time the contracts were issued. The 1971 Individual or Group Annuity Mortality Tables, and the 1983a Table have been used to provide for future annuity benefits in the annuity payout phase. Interest rates used in determining reserves for policy benefits during both the accumulation and annuity payout phases range from 3.5% to 13.5%.

1.8  RECOGNITION OF REVENUES AND COSTS

     Premium receipts for annuity contracts are classified as deposits instead of revenues. Revenues for these contracts consist of the mortality, expense, and surrender charges. Gains (losses) from mortality guarantees under variable annuity contracts are recognized as they occur.

1.9  INCOME TAXES

     Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

     A valuation allowance for deferred tax assets is provided if all or some portion of the deferred tax asset may not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income. A change related to fluctuations in fair value of available-for-sale fixed maturity securities is included in net unrealized gains (losses) in stockholder's equity.

1.10 STATUTORY ACCOUNTING

     State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity (capital and surplus) that differ from GAAP. Net income and stockholder's equity as determined by statutory accounting practices at December 31 were as follows:


                                         1996         1995         1994
                                      ----------   ----------   ----------
Net Income                            $  213,686   $  157,622   $  171,486
                                      ----------   ----------   ----------
Stockholder's equity                  $1,077,366   $  926,654   $  869,026
                                      ----------   ----------   ----------

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

December 31, 1996
--------------------------------------------------------------------------------

                                       2
===============================================================================
                                  INVESTMENTS
===============================================================================

2.1  INVESTMENT INCOME

     Income by type of investment was as follows:


                                       1996         1995         1994
                                     ----------   ----------   ----------
Non-affiliated fixed
 maturity securities                 $1,471,879   $1,414,644   $1,300,028
Affiliated fixed
 maturity securities                      2,851        3,181        3,342
Equity securities                           782        4,281        2,529
Mortgage loans on
 real estate                            140,492      149,974      163,263
Other                                    51,040       36,473       36,226
                                     ----------   ----------   ----------
 Gross investment income              1,667,044    1,608,553    1,505,388
 Investment expenses                     12,548       10,872       11,446
                                     ----------   ----------   ----------
  Net investment income              $1,654,496   $1,597,681   $1,493,942
                                     ----------   ----------   ----------

     The carrying value of investments that produced no investment income during 1996 totaled $6,455 or 0.03% of total invested assets. The ultimate disposition of these assets is not expected to have a material effect on VALIC's consolidated results of operations or financial position.

     Derivative financial instruments related to investment securities did not have a material effect on net investment income in any of the three years ended December 31, 1996.

2.2  REALIZED INVESTMENT GAINS (LOSSES)

     Realized investment gains (losses) were as follows:

                                      1996        1995        1994
                                    --------    --------    --------
Fixed maturity securities           $  1,417    $    832    $(83,950)
Equity securities                     15,795       7,706       2,143
Mortgage loans on real estate          4,635     (24,465)    (11,640)
Real estate                              389       3,767       1,608
Other                                   (685)      5,011      19,889
                                    --------    --------    --------
 Realized gains (losses)
  before taxes                        21,551      (7,149)    (71,950)
Income tax expense (benefit)           7,543      (1,414)    (25,183)
                                    --------    --------    --------
 Net realized investment
  gains (losses)                    $ 14,008    $ (5,735)   $(46,767)
                                    --------    --------    --------

     Proceeds from sales of fixed maturity securities were $3,052,550, $1,432,183, and $1,128,925 during 1996, 1995, and 1994, respectively. Gross gains of $28,173, $15,722, and $7,610 and gross losses of $36,802, $30,518, and
$89,917, were realized on those sales during 1996, 1995, and 1994, respectively.

     During fourth quarter 1994, AGC initiated a program to realize capital losses for tax purposes to offset prior period capital gains. During 1995, AGC received a tax refund of $45,944 generated by $126,285 in net capital losses realized in fourth quarter 1994 primarily through the sale of fixed maturity securities. In conjunction with this program, VALIC realized net capital losses for tax purposes of $110,019 in fourth quarter 1994, primarily through the sale of $1,186,197 of fixed maturity securities. Due to declining interest rates during 1995, which resulted in increasing values of VALIC's fixed maturity securities, no additional capital losses were realized under this program.

2.3  FIXED MATURITY AND EQUITY SECURITIES

     VALUATION. Amortized cost and fair value of fixed maturity and equity securities at December 31 were as follows:

                                            Amortized Cost           Gross Unrealized Gains
                                       -------------------------   -------------------------
                                           1996          1995          1996          1995
                                       -----------   -----------   -----------   -----------
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies             $   219,426   $   173,879   $    20,025   $    33,063
Obligations of states and
 political subdivisions                     32,308        32,349           840         1,467
Debt securities issued by
 foreign governments                       241,908       238,592        10,958        19,639
Corporate securities                    13,211,735    11,338,933       457,461       792,302
Mortgage-backed securities               5,932,878     6,771,473       150,021       333,436
Affiliated fixed maturity securities        29,236        32,275          --            --
Redeemable preferred stock                    --           2,601          --            --
                                       -----------   -----------   -----------   -----------
 Total fixed maturity securities       $19,667,491   $18,590,102   $   639,305   $ 1,179,907
                                       -----------   -----------   -----------   -----------
Equity securities                      $     8,624   $    56,825   $        61   $    14,966
                                       ===========   ===========   ===========   ===========
                                        Gross Unrealized Losses             Fair Value
                                       -------------------------   -------------------------
                                           1996           1995           1996          1995
                                       -----------    -----------    -----------   -----------
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies             $      (465)   $       (25)   $   238,986   $   206,917
Obligations of states and
 political subdivisions                       (197)           (15)        32,951        33,801
Debt securities issued by
 foreign governments                          (122)          --          252,744       258,231
Corporate securities                       (76,389)       (20,225)    13,592,807    12,111,010
Mortgage-backed securities                 (40,150)        (3,924)     6,042,749     7,100,985
Affiliated fixed maturity securities          --             --           29,236        32,275
Redeemable preferred stock                    --              (94)          --           2,507
                                       -----------    -----------    -----------   -----------
 Total fixed maturity securities       $  (117,323)   $   (24,283)   $20,189,473   $19,745,726
                                       -----------    -----------    -----------   -----------
Equity securities                      $       (96)   $       (21)   $     8,589   $    71,770
                                       ===========    ===========    ===========   ===========

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

December 31, 1996
--------------------------------------------------------------------------------

2.3  FIXED MATURITY AND EQUITY SECURITIES-
       (CONTINUED)

     MATURITIES. The contractual maturities of fixed maturity securities at December 31, 1996 were as follows:


                                                 Amortized       Fair
                                                   Cost          Value
                                                -----------   -----------
Fixed maturity securities, excluding
 mortgage-backed securities, due
   In one year or less                          $   125,977   $   127,799
   In years two through five                      2,601,072     2,705,686
   In years six through ten                       7,872,259     8,097,598
   After ten years                                3,135,304     3,215,641
Mortgage-backed securities                        5,932,879     6,042,749
                                                -----------   -----------
      Total fixed maturity securities           $19,667,491   $20,189,473
                                                -----------   -----------


     Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations. Corporate requirements and investment strategies may result in the sale of investments before maturity.

2.4  NET UNREALIZED GAINS (LOSSES) ON
      SECURITIES

     Net unrealized gains (losses) on fixed maturity and equity securities included in stockholder's equity at December 31 were as follows:


                                         1996           1995
                                      -----------    -----------
Gross unrealized gains                $   639,366    $ 1,194,873
Gross unrealized losses                  (117,419)       (24,304)
DPAC adjustments                         (261,363)      (551,624)
Deferred federal income taxes             (93,732)      (222,325)
                                      -----------    -----------
 Net unrealized gains
  on securities                       $   166,852    $   396,620
                                      -----------    -----------

2.5  MORTGAGE LOANS ON REAL ESTATE -
      (CONTINUED)

     DIVERSIFICATION. Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, VALIC requires loan-to-value ratios of 75% or less, based on management's credit assessment of the borrower.

2.5  MORTGAGE LOANS ON REAL ESTATE -
      (CONTINUED)

     At December 31 the mortgage loan portfolio was distributed as follows:


                                   1996           1995
                                -----------    -----------
Geographic distribution:
  Atlantic                      $   656,073    $   677,739
  Pacific and Mountain              406,948        455,009
  Central                           331,411        365,282
  Allowance for losses              (44,577)       (54,213)
                                -----------    -----------
    Total mortgage loans        $ 1,349,855    $ 1,443,817
                                -----------    -----------
Property type:
  Office                        $   456,818    $   478,493
  Retail                            451,668        461,272
  Industrial                        221,532        223,374
  Apartments                        190,583        242,469
  Residential and other              73,831         92,422
  Allowance for losses              (44,577)       (54,213)
                                -----------    -----------
    Total mortgage loans        $ 1,349,855    $ 1,443,817
                                -----------    -----------

     ALLOWANCE. The allowance for mortgage loan losses was as follows:

                                  1996         1995         1994
                                ---------    ---------    ---------
Balance at January 1            $  54,213    $  55,665    $  48,612
Net additions (a)                  (3,845)      12,619        9,926
Deductions (b)                     (5,791)     (14,071)      (2,873)
                                ---------    ---------    ---------
 Balance at December 31         $  44,577    $  54,213    $  55,665
                                ---------    ---------    ---------

(a) Charged to realized investment losses.
(b) Resulting from foreclosures.

     IMPAIRED LOANS. Impaired mortgage loans on real estate and related interest income were as follows:


                                 1996      1995
                               --------- ---------
Impaired loans:
With allowance*                $  46,346 $  63,167
Without allowance                    236     2,577
                               --------- ---------
  Total impaired loans         $  46,582 $  65,744
                               --------- ---------
Average investment             $  56,163 $  83,049
Interest income earned             4,816     7,012
Interest income - cash basis       4,617     6,539
                               --------- ---------

* Represents gross amounts before allowance for mortgage loan losses of $6,848 and $17,701, respectively.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

December 31, 1996
--------------------------------------------------------------------------------

                                       3
================================================================================
                  DEFERRED POLICY ACQUISITION COSTS (DPAC)
================================================================================

     DPAC at December 31, and the components of the change for the years then ended, were as follows:


                                         1996         1995         1994
                                      ---------    ---------    ---------
Balance at January 1                  $ 182,546    $ 910,479    $ 113,116
Deferrals:
 Commissions                             62,760       52,959       44,899
 Other acquisition costs                 54,058       51,743       43,147
Amortization:
 Accretion of interest                   59,810       54,086       47,170
 Operating earnings                     (91,011)     (70,927)     (60,433)
Offset to realized
 (gains) losses                            (676)       4,991       19,812
Effect of net unrealized
 (gains) losses on securities           290,261     (820,785)     702,768
                                      ---------    ---------    ---------
Balance at December 31                $ 557,748    $ 182,546    $ 910,479
                                      ---------    ---------    ---------


                                       4
================================================================================
                                  INCOME TAXES
================================================================================

4.1  TAX-SHARING AGREEMENT

     VALIC, combined with its Separate Accounts, is taxed as a life insurance company. VALIC and the Separate Accounts are included in the consolidated life insurance company tax return of AGC. VALIC participates in a tax-sharing agreement with the other companies included in the consolidated return. Under this agreement, tax payments are made to AGC as if the companies filed separate tax returns and companies incurring operating losses and/or capital losses are reimbursed for the use of these losses by the consolidated return group.

4.2  TAX LIABILITIES

     Components of income tax liabilities and assets at December 31 were as follows:


                                             1996         1995
                                           ---------    ---------
Current tax liabilities (assets)           $  (4,551)   $  10,740
Deferred tax liabilities, applicable to:
 Basis differential of investments           201,122      428,863
 DPAC                                        192,815       61,915
 Other                                         8,025        2,480
                                           ---------    ---------
   Total deferred tax liabilities            401,962      493,258
                                           ---------    ---------
Deferred tax assets, applicable to:
 Policy reserves                            (118,595)    (100,014)
 Basis differential of investments            (6,219)      (7,527)
 Other                                        (7,437)      (9,381)
                                           ---------    ---------
   Total deferred tax assets                (132,251)    (116,922)
                                           ---------    ---------
     Net deferred tax liabilities            269,711      376,336
                                           ---------    ---------
       Total income tax liabilities        $ 265,160    $ 387,076
                                           ---------    ---------

4.3  TAX EXPENSE

     Components of income tax expense were as follows:

                                   1996         1995         1994
                                 ---------    ---------    ---------
Current:
  Federal                        $  99,560    $  99,273    $  52,973
  State                              2,842        3,224        2,368
                                 ---------    ---------    ---------
    Total current income
       tax expense                 102,402      102,497       55,341
                                 ---------    ---------    ---------
Deferred, applicable to:
  DPAC                              29,308       32,174       32,800
  Policy reserves                  (18,581)     (28,780)     (31,085)
  Basis differential of
    investments                      2,754         (786)       7,189
  Other, net                         8,487       (5,385)       5,938
                                 ---------    ---------    ---------
  Total deferred income
    tax expense (benefit)           21,968       (2,777)      14,842
                                 ---------    ---------    ---------
    Income tax expense           $ 124,370    $  99,720    $  70,183
                                 ---------    ---------    ---------

     A reconciliation between the federal income tax rate and the effective tax rate follows:

                                   1996          1995          1994
                                 ---------     ---------     ---------
Federal income tax rate                 35%           35%           35%
Income tax expense at
 applicable rate                 $ 127,679     $ 104,652     $  74,050
Dividends received
 deduction                          (4,935)       (3,883)       (3,392)
Tax-exempt interest (ESOP)          (3,865)       (4,426)       (4,670)
State income taxes                   3,311         2,918         7,051
Other items                          2,180           459        (2,856)
                                 ---------     ---------     ---------
 Income tax expense              $ 124,370     $  99,720     $  70,183
                                 ---------     ---------     ---------

     Federal income taxes paid in 1996, 1995, and 1994 were $114,478, $52,790, and $122,608, respectively. State income taxes paid in 1996, 1995 and 1994 were $3,060, $2,653, and $3,390 respectively.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

December 31, 1996
--------------------------------------------------------------------------------

                                       5
================================================================================
                                 CAPITAL STOCK
================================================================================

     VALIC has two classes of capital stock: preferred stock ($1.00 par value with 2 million shares authorized) that may be issued with such dividend, liquidation, redemption, conversion, voting, and other rights as the board of directors may determine, and common stock ($1.00 par value, 5 million shares authorized).

     VALIC is restricted by state insurance laws as to the amount it may pay as dividends without prior approval from the Texas Department of Insurance. The maximum dividend payout which may be made without prior approval in 1997 is $205,992.

                                       6
================================================================================
                        DERIVATIVE FINANCIAL INSTRUMENTS
================================================================================

     Derivative financial instruments related to investment securities at December 31, 1996 were as follows:


      Interest rate swap agreements to pay fixed rate
       Notional amount                                        $27,000
       Average receive rate                                      6.88%
       Average pay rate                                          5.61
      Currency swap agreements (receive U.S.$/pay Canadian$)
       Notional amount (in U.S.$)                             $89,535
       Average exchange rate                                     1.56


                                       7
================================================================================
                      FAIR VALUE OF FINANCIAL INSTRUMENTS
================================================================================

     Carrying amounts and fair values for certain of VALIC's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all VALIC's assets and liabilities, and
(2) the reporting of investments at fair value without a corresponding revaluation of related policyholder liabilities can be misinterpreted.


                                                  1996                                 1995
                                       ------------------------------       -----------------------------
                                         FAIR              CARRYING            FAIR            CARRYING
                                         VALUE              AMOUNT             VALUE             AMOUNT
                                       -----------        -----------       -----------       -----------
Assets
 Fixed maturity and equity securities  $20,198,062*       $20,198,062*      $19,817,496*      $19,817,496*
 Mortgage loans on real estate           1,352,994          1,349,855         1,473,598         1,443,817
 Policy loans                              637,870            639,200           567,199           557,637
Liabilities
 Insurance investment contracts         19,753,088         21,067,429        19,883,419        20,146,697
                                       -----------        -----------       -----------       -----------

* Includes derivative financial instruments with negative fair value of $7,872 in 1996 and negative fair value of $1,121 in 1995.

     The following methods and assumptions were used to estimate the fair values of financial instruments.

     FIXED MATURITY AND EQUITY SECURITIES. Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

     MORTGAGE LOANS ON REAL ESTATE. Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

     POLICY LOANS. Fair value of policy loans was estimated using discounted cash flows and actuarially-determined assumptions, incorporating market rates.

     INSURANCE INVESTMENT CONTRACTS. Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

December 31, 1996
--------------------------------------------------------------------------------

                                       8
================================================================================
                     TRANSACTIONS WITH AFFILIATED COMPANIES
================================================================================

     In the ordinary course of business, VALIC is occasionally involved in transactions with affiliated companies. Transactions involving the purchase or disposal of securities are consummated at the market value of the security on the date of the transaction. Transactions with affiliated companies during each of the three years in the period ended December 31, 1996 were as follows:

     Operating expenses include $17,533 in 1996, $21,173 in 1995, and $23,138 in 1994 for amounts paid to AGC or its subsidiaries primarily for rent, data processing services, use of facilities, and investment expenses. Interest paid on borrowings from AGC totaled $455 in 1996, $1,662 in 1995, and $525 in 1994.

     On November 4, 1982, VALIC invested $11,853 in 13 1/2% Restricted Subordinated Notes due November 4, 2002 issued by AGC. The principal amount of the note is due November 4, 2002. Principal payments of $592 were received on November 4, 1996, 1995, and 1994. VALIC recognized $1,372 in interest income during 1996, $1,452 for 1995, and $1,532 for 1994.

     On December 31, 1984, VALIC entered into a $48,929 note purchase agreement with AGC. Under the agreement AGC issued an adjustable rate promissory note in exchange for VALIC's holdings of AGC preferred stock, common stock, and warrants. The principal amount of the note is due in 20 equal installment payments commencing December 29, 1985 and concluding December 29, 2004. Principal payments of $2,446 were received on December 29, 1996, December 29, 1995, and December 31, 1994. VALIC recognized $1,479, $1,729, and $1,810 of interest income on the note during 1996, 1995, and 1994, respectively.

     On February 14, 1994, VALIC acquired from AGL bonds of various issuers at a cost of $11,268.

     On February 15, 1994, VALIC acquired from AGL bonds of various issuers at a cost of $9,900.

     On September 30, 1995, VALIC received a capital contribution from AGL of electronic data processing equipment with a book value of $1,575 and a related tax liability of $214.

     VALIC paid common stock dividends of $111,000, $31.05 per share; $95,000, $26.57 per share, and $53,000, $14.83 per share, in 1996, 1995, and 1994, respectively.

     On May 15, 1996, VALIC sold SC Financial Corp Mortgage Notes with a book value of $13,000 to American General Life Insurance Company of NY. Proceeds from the sale totaled $13,033 with a profit of $33 recognized on the transaction.

     On December 30, 1996, VALIC received a capital contribution of $75,000 from AGL.

                                       9
================================================================================
                         COMMITMENTS AND CONTINGENCIES
================================================================================

     VALIC is a defendant in various lawsuits arising in the normal course of business. VALIC believes it has valid defenses in these lawsuits and is defending the cases vigorously. VALIC also believes that the total amounts that would ultimately have to be paid arising from these lawsuits would have no material effect on its consolidated financial position.

     All 50 states have laws requiring solvent life insurance companies to pay assessments to state guaranty associations to protect the interests of policyholders of insolvent life insurance companies. State guaranty fund expense included in operating costs and expenses was $2,678, $18,961, and $6,300, for the years ended December 31, 1996, 1995, and 1994, respectively. The accrued liability for anticipated assessments was $13,661, $20,249, and $10,214, at December 31, 1996, 1995, and 1994, respectively. The 1996 liability was estimated by VALIC using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. Although the amount accrued represents VALIC's best estimate of its liability, this estimate may change in the future. Additionally, changes in state laws could decrease the amount recoverable against future premium taxes.

                                       10
================================================================================
                             EMPLOYEE BENEFIT PLANS
================================================================================

10.1 PENSION PLANS

     VALIC participates in several employee benefit plans which together cover substantially all of its employees. One of these plans is a defined benefit plan. Pension benefits under this plan are based on the participant's average monthly compensation and length of credited service. VALIC's funding policy for this plan is to contribute annually no more than the maximum amount that can be deducted for federal income tax purposes.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

December 31, 1996
--------------------------------------------------------------------------------

10.1 PENSION PLANS - (CONTINUED)

     The components of pension expense and underlying assumptions for the defined benefit plan were as follows:

                                        1996        1995        1994
                                       -------     -------     -------
Service cost (benefits earned)
 during period                         $   917     $   601     $   759
Interest cost on projected
 benefit obligation                        843         635         551
Actual (return) loss on
 plan assets                            (2,785)     (1,249)        414
Amortization of unrecognized
 net asset existing at date of
 initial application                       (23)        (72)        (58)
Amortization of unrecognized
 prior service cost                         44          44          35
Deferral of net asset gain (loss)        2,210         749        (920)
                                       -------     -------     -------
 Total pension expense                 $ 1,206     $   708     $   781
                                       -------     -------     -------
Weighted-average discount rate
 on benefit obligation                    7.50%       7.25%       8.50%
Rate of increase in
 compensation levels                      4.00%       4.00%       4.00%
Expected long-term rate of
 return on plan assets                   10.00%      10.00%      10.00%
                                       -------     -------     -------

     The following table sets forth the funded status and amounts recognized in the Consolidated Balance Sheet at December 31, 1996 and 1995 for VALIC's defined benefit pension plan:


                                                   1996        1995
                                                 --------    --------
Actuarial present value of benefit obligation:
 Vested                                          $  8,265    $  6,983
 Nonvested                                          1,251       1,127
                                                 --------    --------
Accumulated benefit obligation                      9,516       8,110
Effect of increase in compensation levels           2,474       2,219
                                                 --------    --------
Projected benefit obligation                       11,990      10,329
Plan assets at fair value                           9,120       6,406
                                                 --------    --------
Plan assets in excess of projected
 benefit obligation                                (2,870)     (3,923)
Unrecognized net loss                               1,266       2,037
Unrecognized prior service cost                        62         105
Unrecognized net obligation at
 January 1, net of amortization                      --           (23)
                                                 --------    --------
  Net pension liability                          $ (1,542)   $ (1,804)
                                                 --------    --------

     Equity and fixed maturity securities were 60% and 35%, respectively, of the plan's assets at the plan's most recent balance sheet dates. The remaining plan assets consisted primarily of cash equivalents and investment-related receivables.

10.2 POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

     VALIC, through American General Corporation, has life, medical, supplemental major medical, and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. VALIC has reserved the right to change or eliminate these benefits at any time.

     The life plans are fully insured; the retiree and medical and dental plans are unfunded and self-insured. Postretirement benefit expense in 1996, 1995, and 1994 was $282, $228, and $281, respectively.

     The plans' combined funded status and the accrued postretirement benefit cost included in other liabilities at December 31 were as follows:


                                                      1996          1995
                                                    ---------     ---------
Actuarial present value of benefit obligations
 Retirees                                           $      21     $     115
 Fully eligible active plan participants                  103            26
 Other active plan participants                         1,479         1,509
                                                    ---------     ---------
Accumulated postretirement
 benefit obligations                                    1,603         1,650
Unrecognized net loss                                     (66)         (393)
Net funding                                               (17)         --
                                                    ---------     ---------
  Accrued benefit cost                              $   1,520     $   1,257
                                                    ---------     ---------
Discount rate on postretirement
 benefit obligations                                     7.50%         7.25%
                                                    ---------     ---------

                                  [PICTURE]

                                [VALIC LOGO]

                                ANNUAL REPORT

                              TO CONTRACT OWNERS
                              DECEMBER 31, 1996



                                   SEPARATE
                                  ACCOUNT A




                                                            [VALIC LOGO]

================================================================================
CHAIRMAN'S LETTER                                            SEPARATE ACCOUNT A
--------------------------------------------------------------------------------


TO OUR PARTICIPANTS:

We are pleased to present the December 31, 1996 Annual Report to Contract Owners for Separate Account A of the Variable Annuity Life Insurance Company. A summary of the change in unit value for each fund and each product series (Portfolio Director 1, Portfolio Director 2, Independence Plus, Group Unit Purchase and Impact) appears on page two.

Economic conditions in 1996 continued the recent pattern of modest growth and low inflation. Gross Domestic Product has been increasing at a 2.5% annual rate, slightly above the level in 1995 and in line with expectations for 1997. Inflation, as measured by the Consumer Price Index, has been reported at 3.3% and is expected to remain at that level through 1997.

The equity markets provided a second year of exceptional returns. The S&P 500(R) recorded a total return of 22.97%. Smaller capitalization stocks returns were lower but still very satisfactory. The Standard & Poor's MidCap 400 Index returned 19.24% and the Russell 2000(R) Index produced 16.49%.

The bond market followed an elliptical pattern declining in the first seven months and rising in the last four months. Yields on the long-term Treasury bond rose from 6.0% at the beginning of the year to 7.2% in July and declined to 6.6% at year end. Bond market returns were less than 3.5%, with coupon returns offsetting a decline in market value.

VALIC's domestic indexed funds provided returns ranging from 15.57% to 21.53%. Managed domestic equity funds' returns varied widely from 3.53% to 22.75%. A large part of the variance was caused by the spread in returns as large capitalization stocks, on balance, outperformed smaller capitalization issues.

In the Morningstar rankings, twelve of VALIC's equity funds were in the top half of their categories. Of those, eight were in the top quartile.

If you have any questions about your contract or this report, we would be happy to hear from you.



                                    Respectfully,




                                    /s/ STEPHEN D. BICKEL
                                    Stephen D. Bickel, Chairman and CEO
                                    The Variable Annuity Life Insurance Company



January 24, 1997










This report is not authorized for distribution as advertising or sales literature. This report is published exclusively for the information of the variable annuity contract owners of the Company in accordance with section 30
(d) of the Investment Company Act of 1940.

"S&P 500(R)" and "Standard & Poor's MidCap 400 Index" are trademarks of Standard & Poor's Corporation (S&P). The Stock Index Fund and MidCap Index Fund are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the funds. The Russell 2000(R) Index is a trademark / service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.

================================================================================
CHAIRMAN'S LETTER - CONTINUED                                SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

  Morningstar, Inc.(1)                                                                                                 One Year
------------------------                                                                                            Total Returns
    Ranking                                                      Portfolio Portfolio Indepen-           Group      For Year Ending
----------------                                                  Director Director   dence              Unit        December 31,
         Percen- Average                                               2       1      Plus    Impact   Purchase  -------------------
Position  tile   Return                                           Division Division Division Division  Division     1996      1995
------------------------------------------------------------------------------------------------------------------------------------
 56/356    84    18.52    AGSPC Stock Index Fund .................... 10C     10C      10C       10D    10A, 10B   21.53%    35.95%
 279/587   52    16.79    AGSPC MidCap Index Fund ...................  -       4        4         4         -      17.61     29.24
 128/249   49    14.57    AGSPC Small Cap Index Fund ................  -      14       14         -         -      15.57     26.39
 347/369    6    13.83    AGSPC International Equities Fund .........  -      11       11         -         -       5.75      9.67

 262/587   55    16.79    AGSPC Growth Fund ......................... 15      15        -         -         -      18.18     46.40
 46/356    87    18.52    AGSPC Growth & Income Fund ................  -      16        -         -         -      22.10     30.55
 69/127    46    18.52    AGSPC Science & Technology Fund ........... 17      17        -         -         -      12.68     60.07
 26/356    93    18.52    AGSPC Social Awareness Fund ............... 12      12       12         -         -      22.75     37.57

 331/416   20    12.33    AGSPC Timed Opportunity Fund ..............  -       5        5         5         -       9.99     23.55
 139/249   44    14.57    Dreyfus Small Cap Portfolio ...............  -      18        -         -         -      15.14     27.78
 360/587   39    16.79    Founders Growth Fund ...................... 30       -        -         -         -      15.35     44.15
 262/356   26    18.52    Neuberger&Berman Guardian Trust ........... 29       -        -         -         -      16.54     30.70

 116/369   69    13.83    Putnam Global Growth Fund ................. 28       -        -         -         -      15.37     13.68
 168/249   33    14.57    Putnam New Opportunities Fund ............. 26       -        -         -         -       9.70     44.87
 207/249   17    14.57    Putnam OTC & Emerging Growth Fund ......... 27       -        -         -         -       3.53     54.45
 132/356   63    18.52    Scudder Growth and Income Fund ............ 21       -        -         -         -      20.63     29.58

 31/416    93    12.33    Templeton Asset Allocation Fund ...........  -      19        -         -         -      17.40     21.02
 92/369    75    13.83    Templeton Foreign Fund .................... 32       -        -         -         -      16.74     10.07
 39/369    89    13.83    Templeton International Fund ..............  -      20        -         -         -      22.50     14.34
 155/249   38    14.57    Twentieth Century Ultra Fund .............. 31       -        -         -         -      12.43     36.23

 74/416    82    12.33    Vanguard/Wellington Fund .................. 25       -        -         -         -      14.69     31.30
 35/356    90    18.52    Vanguard/Windsor II ....................... 24       -        -         -         -      22.56     37.14

 255/295   14     2.86    AGSPC Capital Conservation Fund ...........  -       7        7         1         -       0.75     19.58
 103/143   28     1.50    AGSPC Government Securities Fund ..........  -       8        8         -         -       0.90     16.31
  54/77    30     7.55    AGSPC Intl Government Bond Fund ........... 13      13       13         -         -       3.36     17.63
 77/262    71     3.79    AGSPC Money Market Fund ...................  6       6        6         2         -       3.97      4.51

 280/295    5     2.86    Vanguard Fixed Income Securities Fund -
                             Long-Term Corporate Portfolio .......... 22       -        -         -         -      (0.72)    24.86
 138/143    3     1.50    Vanguard Fixed Income Securities Fund -
                             Long-Term U. S. Treasury Portfolio ..... 23       -        -         -         -      (3.08)    28.51


 (1) SOURCE: Morningstar Variable Annuity/Life Performance Report, January 1997

 The Portfolio Director 1 and 2 rankings shown in this publication indicate the total return rankings of Separate Account A's divisions compared to Morningstar categories for the twelve month period ending 12/31/96. The total returns and rankings displayed show value after all management, administration fees and fund expenses and do not include potential sales charges or maintenance fees, if applicable. For total return information over a longer period, see the Portfolio Director 1 and 2 prospectuses. The performance shown represents past performance. The principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future returns.

================================================================================
FINANCIAL STATEMENTS                                         SEPARATE ACCOUNT A
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
December 31, 1996

ASSETS:                                                                                            ALL DIVISIONS
                                                                                                  --------------
Total investment in shares of mutual funds, at market (cost $5,613,414,313) ...................   $6,848,720,710
Balance due from VALIC general account ........................................................        7,839,650
                                                                                                  --------------
NET ASSETS ....................................................................................   $6,856,560,360
                                                                                                  --------------

CONTRACT OWNER RESERVES:
Reserves for redeemable annuity contracts
         (Net of applicable contract loans - partial withdrawals with right of reinvestment) ..   $6,840,617,496
Reserves for annuity contracts on benefit .....................................................       15,942,864
                                                                                                  --------------
TOTAL CONTRACT OWNER RESERVES .................................................................   $6,856,560,360
                                                                                                  ==============



STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:                                                                                ALL DIVISIONS
                                                                                                  -------------
Dividends from mutual funds ...................................................................   $  88,556,732
                                                                                                  -------------

EXPENSES:
Mortality and expense risk charge .............................................................      57,564,107
Reimbursement of expenses (Note C) ............................................................        (167,038)
                                                                                                  -------------
         Total expenses .......................................................................      57,397,069
                                                                                                  -------------
NET INVESTMENT INCOME .........................................................................      31,159,663
                                                                                                  -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ..............................................................      96,618,063
Capital gains distributions from mutual funds .................................................     175,625,286
Net unrealized appreciation of investments during the year ....................................     539,282,575
                                                                                                  -------------
  Net realized and unrealized gain on investments .............................................     811,525,924
                                                                                                  -------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................................   $ 842,685,587
                                                                                                  =============


STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31:

                                                                                                         ALL DIVISIONS
                                                                                              ----------------------------------
                                                                                                   1996               1995
                                                                                              ---------------    ---------------
OPERATIONS:
Net investment income .....................................................................   $    31,159,663    $    34,191,940
Net realized gain on investments ..........................................................        96,618,063         54,777,042
Capital gains distributions from mutual funds .............................................       175,625,286        110,007,833
Net unrealized appreciation of investments during the year ................................       539,282,575        640,017,922
                                                                                              ---------------    ---------------
  Increase in net assets resulting from operations ........................................       842,685,587        838,994,737
                                                                                              ---------------    ---------------

PRINCIPAL TRANSACTIONS:
Purchase payments .........................................................................     1,307,543,093        820,355,349
Surrenders of accumulation units by terminations, withdrawals, and maintenance fees .......      (210,060,345)      (114,759,722)
Annuity benefit payments ..................................................................        (1,897,648)        (1,588,610)
Amounts transferred from VALIC general account ............................................       647,659,402        220,818,448
                                                                                              ---------------    ---------------
  Increase in net assets resulting from principal transactions ............................     1,743,244,502        924,825,465
                                                                                              ---------------    ---------------
TOTAL INCREASE IN NET ASSETS ..............................................................     2,585,930,089      1,763,820,202

NET ASSETS:
Beginning of year .........................................................................     4,270,630,271      2,506,810,069
                                                                                              ---------------    ---------------
End of year ...............................................................................   $ 6,856,560,360    $ 4,270,630,271
                                                                                              ===============    ===============

SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
December 31, 1996


                                                                           AGSPC STOCK INDEX FUND
                                                    ------------------------------------------------------------------
                                                     DIVISION 10A      DIVISION 10B     DIVISION 10C     DIVISION 10D
                                                    --------------    --------------   --------------   --------------
ASSETS:
Investment in shares of mutual funds, at market ... $  378,856,928    $   30,721,138   $1,529,744,413   $   42,481,642
Balance due (to) from VALIC general account .......       (207,899)            4,786          601,957          (10,515)
                                                    --------------    --------------   --------------   --------------
NET ASSETS ........................................ $  378,649,029    $   30,725,924   $1,530,346,370   $   42,471,127
                                                    ==============    ==============   ==============   ==============

CONTRACT OWNER RESERVES:
Reserves for redeemable annuity contracts (Net of
  applicable contract loans - partial withdrawals
  with right of reinvestment) ..................... $  367,264,137    $   29,086,370   $1,529,060,822   $   42,319,960
Reserves for annuity contracts on benefit .........     11,384,892         1,639,554        1,285,548          151,167
                                                    --------------    --------------   --------------   --------------
TOTAL CONTRACT OWNER RESERVES ..................... $  378,649,029    $   30,725,924   $1,530,346,370   $   42,471,127
                                                    ==============    ==============   ==============   ==============


STATEMENTS OF NET ASSETS
December 31, 1996

                                                        AGSPC                                     NEUBERGER&
                                                        TIMED         DREYFUS       FOUNDERS        BERMAN
                                                     OPPORTUNITY     SMALL CAP       GROWTH        GUARDIAN
                                                        FUND         PORTFOLIO        FUND          TRUST
                                                     DIVISION 5     DIVISION 18    DIVISION 30    DIVISION 29
                                                    ------------   ------------   ------------   ------------
ASSETS:
Investment in shares of mutual funds, at market ... $173,145,150   $657,404,003   $ 31,872,619   $  9,144,621
Balance due (to) from VALIC general account .......       84,325        982,056        245,857         58,685
                                                    ------------   ------------   ------------   ------------
NET ASSETS ........................................ $173,229,475   $658,386,059   $ 32,118,476   $  9,203,306
                                                    ============   ============   ============   ============

CONTRACT OWNER RESERVES:
Reserves for redeemable annuity contracts (Net of
  applicable contract loans - partial withdrawals
  with right of reinvestment) ..................... $173,149,425   $658,204,551   $ 32,118,476   $  9,203,306
Reserves for annuity contracts on benefit .........       80,050        181,508             --             --
                                                    ------------   ------------   ------------   ------------
TOTAL CONTRACT OWNER RESERVES ..................... $173,229,475   $658,386,059   $ 32,118,476   $  9,203,306
                                                    ============   ============   ============   ============


STATEMENTS OF NET ASSETS
December 31, 1996

                                                                                                AGSPC
                                                      TWENTIETH    VANGUARD/                   CAPITAL
                                                   CENTURY ULTRA  WELLINGTON     VANGUARD/   CONSERVATION
                                                        FUND          FUND       WINDSOR II     FUND
                                                    DIVISION 31   DIVISION 25   DIVISION 24   DIVISION 1
                                                    -----------   -----------   -----------   -----------
ASSETS:
Investment in shares of mutual funds, at market ... $17,259,437   $25,025,702   $41,436,294   $ 6,488,667
Balance due (to) from VALIC general account .......      58,221       163,816       363,484        13,203
                                                    -----------   -----------   -----------   -----------
NET ASSETS ........................................ $17,317,658   $25,189,518   $41,799,778   $ 6,501,870
                                                    ===========   ===========   ===========   ===========

CONTRACT OWNER RESERVES:
Reserves for redeemable annuity contracts (Net of
  applicable contract loans - partial withdrawals
  with right of reinvestment) ..................... $17,317,658   $25,189,518   $41,799,778   $ 6,497,192
Reserves for annuity contracts on benefit .........          --            --            --         4,678
                                                    -----------   -----------   -----------   -----------
TOTAL CONTRACT OWNER RESERVES ..................... $17,317,658   $25,189,518   $41,799,778   $ 6,501,870
                                                    ===========   ===========   ===========   ===========


SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                                                              SEPARATE ACCOUNT A
--------------------------------------------------------------------------------


    AGSPC               AGSPC               AGSPC                                 AGSPC                AGSPC              AGSPC
    MIDCAP            SMALL CAP         INTERNATIONAL          AGSPC             GROWTH &            SCIENCE &           SOCIAL
    INDEX               INDEX              EQUITIES            GROWTH             INCOME            TECHNOLOGY          AWARENESS
     FUND               FUND                 FUND               FUND               FUND                FUND               FUND
  DIVISION 4         DIVISION 14         DIVISION 11        DIVISION 15         DIVISION 16         DIVISION 17        DIVISION 12
--------------     --------------      --------------     --------------      --------------      --------------     --------------
$  565,680,826     $  184,521,204      $  191,110,175     $  633,819,402      $  171,283,956      $  709,577,919     $  104,772,608
        30,567            (42,882)            116,353          1,296,205             244,249           1,386,245            143,421
--------------     --------------      --------------     --------------      --------------      --------------     --------------
$  565,711,393     $  184,478,322      $  191,226,528     $  635,115,607      $  171,528,205      $  710,964,164     $  104,916,029
==============     ==============      ==============     ==============      ==============      ==============     ==============

$  565,558,770     $  184,473,371      $  191,050,097     $  634,868,931      $  171,510,875      $  710,720,450     $  104,916,029
       152,623              4,951             176,431            246,676              17,330             243,714                  -
--------------     --------------      --------------     --------------      --------------      --------------     --------------
$  565,711,393     $  184,478,322      $  191,226,528     $  635,115,607      $  171,528,205      $  710,964,164     $  104,916,029
==============     ==============      ==============     ==============      ==============      ==============     ==============



     PUTNAM            PUTNAM            PUTNAM OTC &         SCUDDER
     GLOBAL             NEW               EMERGING          GROWTH AND           TEMPLETON           TEMPLETON          TEMPLETON
     GROWTH         OPPORTUNITIES          GROWTH             INCOME          ASSET ALLOCATION        FOREIGN         INTERNATIONAL
      FUND              FUND                FUND               FUND                FUND                FUND               FUND
  DIVISION 28        DIVISION 26         DIVISION 27        DIVISION 21         DIVISION 19         DIVISION 32        DIVISION 20
--------------     --------------      --------------     --------------      --------------      --------------     --------------
$   17,494,577     $   49,812,851      $   43,542,866     $   18,325,255      $  194,271,899      $   39,066,749     $  529,645,484
       114,481            410,128             224,089             98,230             328,988             388,324            378,327
--------------     --------------      --------------     --------------      --------------      --------------     --------------
$   17,609,058     $   50,222,979      $   43,766,955     $   18,423,485      $  194,600,887      $   39,455,073     $  530,023,811
==============     ==============      ==============     ==============      ==============      ==============     ==============

$   17,609,058     $   50,222,979      $   43,766,955     $   18,423,485      $  194,377,876      $   39,455,073     $  529,901,911
             -                  -                   -                  -             223,011                   -            121,900
--------------     --------------      --------------     --------------      --------------      --------------     --------------
$   17,609,058     $   50,222,979      $   43,766,955     $   18,423,485      $  194,600,887      $   39,455,073     $  530,023,811
==============     ==============      ==============     ==============      ==============      ==============     ==============


                                                                                                VANGUARD             VANGUARD
    AGSPC                AGSPC              AGSPC                                             FIXED INCOME         FIXED INCOME
   CAPITAL             GOVERNMENT       INTERNATIONAL                                        SECURITIES FUND -   SECURITIES FUND -
 CONSERVATION          SECURITIES        GOVERNMENT           AGSPC MONEY MARKET FUND         L/T CORPORATE      L/T U.S. TREASURY
     FUND                 FUND            BOND FUND      --------------------------------       PORTFOLIO           PORTFOLIO
  DIVISION 7           DIVISION 8        DIVISION 13       DIVISION 2        DIVISION 6        DIVISION 22         DIVISION 23
--------------      --------------     --------------    --------------    --------------    --------------      --------------
$   55,255,834      $   85,570,274     $  178,021,807    $    4,870,208    $  120,378,551    $    3,528,351      $    4,589,300
        33,645               1,665            150,364             9,293           380,075             2,506            (212,599)
--------------      --------------     --------------    --------------    --------------    --------------      --------------
$   55,289,479      $   85,571,939     $  178,172,171    $    4,879,501    $  120,758,626    $    3,530,857      $    4,376,701
==============      ==============     ==============    ==============    ==============    ==============      ==============

$   55,289,479      $   85,571,939     $  178,161,619    $    4,879,501    $  120,740,347    $    3,530,857      $    4,376,701
             -                   -             10,552                 -            18,279                 -                   -
--------------      --------------     --------------    --------------    --------------    --------------      --------------
$   55,289,479      $   85,571,939     $  178,172,171    $    4,879,501    $  120,758,626    $    3,530,857      $    4,376,701
==============      ==============     ==============    ==============    ==============    ==============      ==============

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------





STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                                              AGSPC STOCK INDEX FUND
                                                     ------------------------------------------------------------------
                                                      DIVISION 10A     DIVISION 10B      DIVISION 10C     DIVISION 10D
                                                     --------------   --------------    --------------   --------------
INVESTMENT INCOME:
Dividends from mutual funds ......................   $    6,791,052   $      559,035    $   24,619,582   $      775,055
                                                     --------------   --------------    --------------   --------------
EXPENSES:
Mortality and expense risk charge ................        3,604,468          170,656        12,878,174          411,146
Reimbursement of expenses (Note C) ...............             --            (73,695)             --               --
                                                     --------------   --------------    --------------   --------------
   Total expenses ................................        3,604,468           96,961        12,878,174          411,146
                                                     --------------   --------------    --------------   --------------
NET INVESTMENT INCOME (LOSS) .....................        3,186,584          462,074        11,741,408          363,909
                                                     --------------   --------------    --------------   --------------

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain on investments .................       12,767,086        2,085,848        10,129,542        2,391,364
Capital gains distributions from mutual funds ....        2,739,498          222,372        11,061,404          307,213
Net unrealized appreciation (depreciation)
   of investments during the year ................       51,675,655        3,182,195       222,475,966        4,964,983
                                                     --------------   --------------    --------------   --------------
Net realized and unrealized gain on investments ..       67,182,239        5,490,415       243,666,912        7,663,560
                                                     --------------   --------------    --------------   --------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .....................   $   70,368,823   $    5,952,489    $  255,408,320   $    8,027,469
                                                     ==============   ==============    ==============   ==============

                                                             AGSPC             AGSPC            AGSPC
                                                            SCIENCE &          SOCIAL           TIMED             DREYFUS
STATEMENTS OF OPERATIONS                                   TECHNOLOGY         AWARENESS       OPPORTUNITY        SMALL CAP
For the year ended December 31, 1996                         FUND               FUND             FUND              PORTFOLIO
                                                           DIVISION 17        DIVISION 12      DIVISION 5        DIVISION 18
                                                          --------------    --------------   --------------    --------------
INVESTMENT INCOME:
Dividends from mutual funds ...........................   $         --      $    1,339,307   $    5,922,604    $    1,224,730
                                                          --------------    --------------   --------------    --------------
EXPENSES:
Mortality and expense risk charge .....................        5,521,307           792,838        1,788,197         6,549,419
Reimbursement of expenses (Note C) ....................             --                --               --                --
                                                          --------------    --------------   --------------    --------------
   Total expenses .....................................        5,521,307           792,838        1,788,197         6,549,419
                                                          --------------    --------------   --------------    --------------
NET INVESTMENT INCOME (LOSS) ..........................       (5,521,307)          546,469        4,134,407        (5,324,689)
                                                          --------------    --------------   --------------    --------------

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain on investments ......................       20,659,560           778,115        7,668,485         1,994,033
Capital gains distributions from mutual funds .........       32,117,202        10,715,745       18,741,770        19,221,026
Net unrealized appreciation (depreciation)
   of investments during the year .....................       15,569,750         4,483,540      (13,565,417)       56,124,110
                                                          --------------    --------------   --------------    --------------
Net realized and unrealized gain (loss) on investments        68,346,512        15,977,400       12,844,838        77,339,169
                                                          --------------    --------------   --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..........................   $   62,825,205    $   16,523,869   $   16,979,245    $   72,014,480
                                                          ==============    ==============   ==============    ==============

* For the period from July 1, 1996 to December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                                                              SEPARATE ACCOUNT A
--------------------------------------------------------------------------------


   AGSPC            AGSPC            AGSPC                               AGSPC
   MIDCAP          SMALL CAP      INTERNATIONAL       AGSPC             GROWTH &
   INDEX            INDEX           EQUITIES          GROWTH            INCOME
    FUND            FUND             FUND              FUND              FUND
  DIVISION 4      DIVISION 14      DIVISION 11       DIVISION 15        DIVISION 16
--------------   --------------   --------------    --------------    --------------
$    6,776,195   $    2,324,957   $    3,599,021    $    2,128,889    $      799,107
--------------   --------------   --------------    --------------    --------------


     5,262,899        1,687,562        2,007,600         4,407,390         1,201,329
          --               --               --                --                --
     5,262,899        1,687,562        2,007,600         4,407,390         1,201,329
--------------   --------------   --------------    --------------    --------------
     1,513,296          637,395        1,591,421        (2,278,501)         (402,222)
--------------   --------------   --------------    --------------    --------------



    17,436,698        4,544,601       10,405,298           130,878           483,596
    33,690,174       11,216,991        6,021,502        11,891,551         3,131,642

    33,029,566        7,711,563       (6,663,813)       58,161,783        19,205,904
--------------   --------------   --------------    --------------    --------------
    84,156,438       23,473,155        9,762,987        70,184,212        22,821,142
--------------   --------------   --------------    --------------    --------------

$   85,669,734   $   24,110,550   $   11,354,408    $   67,905,711    $   22,418,920
==============   ==============   ==============    ==============    ==============


                    NEUBERGER&         PUTNAM           PUTNAM           PUTNAM OTC &
  FOUNDERS           BERMAN            GLOBAL            NEW              EMERGING
   GROWTH            GUARDIAN          GROWTH         OPPORTUNITIES        GROWTH
   FUND               TRUST             FUND             FUND               FUND
 DIVISION 30*      DIVISION 29*       DIVISION 28*      DIVISION 26*      DIVISION 27*
--------------    --------------    --------------    --------------    --------------

$       31,678    $       33,512    $      386,503    $         --      $       --
--------------    --------------    --------------    --------------    --------------


        74,336            22,319            39,664           113,933           108,371
       (14,593)           (4,401)           (7,712)          (22,122)          (21,011)
--------------    --------------    --------------    --------------    --------------
        59,743            17,918            31,952            91,811            87,360
--------------    --------------    --------------    --------------    --------------
       (28,065)           15,594           354,551           (91,811)           (87,360)
--------------    --------------    --------------    --------------    --------------



          --              10,864             1,237             9,737             9,014
     2,106,129           128,127           765,977           333,297         2,846,114

    (1,697,540)          348,451          (504,554)       (1,619,779)       (4,620,592)
--------------    --------------    --------------    --------------    --------------
       408,589           487,442           262,660        (1,276,745)       (1,765,464)
--------------    --------------    --------------    --------------    --------------

$      380,524    $      503,036    $      617,211    $   (1,368,556)   $   (1,852,824)
==============    ==============    ==============    ==============    ==============

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the year ended December 31, 1996



                                                              SCUDDER
                                                             GROWTH AND         TEMPLETON         TEMPLETON
                                                              INCOME         ASSET ALLOCATION      FOREIGN
                                                                FUND              FUND               FUND
                                                             DIVISION 21*      DIVISION 19        DIVISION 32*
                                                          ----------------   ----------------   ----------------
INVESTMENT INCOME: ....................................   $        158,744   $      3,271,039   $        550,688
Dividends from mutual funds ...........................               --

EXPENSES:
Mortality and expense risk charge .....................             38,490          1,812,817             84,678
Reimbursement of expenses (Note C) ....................               --                 --              (16,623)
   Total expenses .....................................             38,490          1,812,817             68,055
NET INVESTMENT INCOME (LOSS) ..........................            120,254          1,458,222            482,633

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain on investments ......................             22,419            430,651                125
Capital gains distributions from mutual funds .........            607,596          2,566,073            285,587
Net unrealized appreciation (depreciation)
   of investments during the year .....................             84,718         19,843,521          1,121,790
Net realized and unrealized gain on investments .......            714,733         22,840,245          1,407,502
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ..........................   $        834,987   $     24,298,467   $      1,890,135
                                                          ================   ================   ================

STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                                                                      AGSPC
                                                                                                     GOVERNMENT
                                                               AGSPC CAPITAL CONSERVATION FUND      SECURITIES
                                                               --------------------------------        FUND
                                                                 DIVISION 1       DIVISION 7         DIVISION 8
                                                               --------------    --------------    --------------
INVESTMENT INCOME:
Dividends from mutual funds ................................   $      454,827    $    3,599,885    $    4,872,690
                                                               --------------    --------------    --------------
EXPENSES:
Mortality and expense risk charge ..........................           69,783           545,929           795,753
Reimbursement of expenses (Note C) .........................             --                --                --
   Total expenses ..........................................           69,783           545,929           795,753
                                                               --------------    --------------    --------------
NET INVESTMENT INCOME ......................................          385,044         3,053,956         4,076,937
                                                               --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments ....................           60,355          (425,696)         (378,294)
Capital gains distributions from mutual funds ..............             --                --                --
Net unrealized appreciation (depreciation)
   of investments during the year ..........................         (428,426)       (2,170,354)       (2,658,037)
                                                               --------------    --------------    --------------
Net realized and unrealized gain (loss) on investments .....         (368,071)       (2,596,050)       (3,036,331)
                                                               --------------    --------------    --------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...............................   $       16,973    $      457,906    $    1,040,606
                                                               ==============    ==============    ==============

* For the period from July 1, 1996 to December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                                                              SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

   TEMPLETON         TWENTIETH        VANGUARD/
 INTERNATIONAL     CENTURY ULTRA     WELLINGTON         VANGUARD/
    FUND              FUND              FUND            WINDSOR II
 DIVISION 20       DIVISION 31*      DIVISION 25*      DIVISION 24*
--------------    --------------    --------------    --------------
$    4,540,296    $         --      $      379,677    $      576,345
--------------    --------------    --------------    --------------


     4,934,897            43,940            53,077            88,288
          --              (6,881)             --                --
--------------    --------------    --------------    --------------
     4,934,897            37,059            53,077            88,288
--------------    --------------    --------------    --------------
      (394,601)          (37,059)          326,600           488,057
--------------    --------------    --------------    --------------

     3,551,468            18,993              --              11,774
     1,324,253           884,238           818,129         1,554,790
--------------    --------------    --------------    --------------

    78,888,709          (659,907)         (444,072)         (217,368)
--------------    --------------    --------------    --------------
    83,764,430           243,324           374,057         1,349,196
--------------    --------------    --------------    --------------

$   83,369,829    $      206,265    $      700,657    $    1,837,253
==============    ==============    ==============    ==============

                                                       VANGUARD             VANGUARD
  AGSPC                                             FIXED INCOME         FIXED INCOME
INTERNATIONAL                                       SECURITIES FUND-     SECURITIES FUND-
 GOVERNMENT          AGSPC MONEY MARKET FUND         L/T CORPORATE      L/T U.S. TREASURY
  BOND FUND       -------------------------------     PORTFOLIO             PORTFOLIO
 DIVISION 13        DIVISION 2       DIVISION 6       DIVISION 22*         DIVISION 23*
--------------    --------------   --------------   ----------------    ----------------
$    8,037,534    $      272,228   $    4,429,817   $         44,221    $         57,514
--------------    --------------   --------------   ----------------    ----------------


     1,475,858            55,691          904,012              8,054              11,232
          --                --               --                 --                  --
--------------    --------------   --------------   ----------------    ----------------
     1,475,858            55,691          904,012              8,054              11,232
--------------    --------------   --------------   ----------------    ----------------
     6,561,676           216,537        3,525,805             36,167              46,282
--------------    --------------   --------------   ----------------    ----------------

     1,815,703              --               --                2,260               2,349
       295,588              --               --               31,298                --

    (2,362,017)             --               --              (11,407)             33,654
--------------    --------------   --------------   ----------------    ----------------
      (250,726)             --               --               22,151              36,003
--------------    --------------   --------------   ----------------    ----------------

$    6,310,950    $      216,537   $    3,525,805   $         58,318    $         82,285
==============    ==============   ==============   ================    ================

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31:



                                                                                             AGSPC STOCK INDEX FUND
                                                                    ---------------------------------------------------------------
                                                                           DIVISION 10A                          DIVISION 10B
                                                                   ------------------------------    ------------------------------
                                                                      1996             1995             1996             1995
                                                                   -------------    -------------    -------------    -------------
OPERATIONS:
Net investment income ..........................................   $   3,186,584    $   3,760,733    $     462,074    $     493,423
Net realized gain on investments ...............................      12,767,086        5,349,737        2,085,848          631,222
Capital gains distributions from mutual funds ..................       2,739,498        6,875,040          222,372          570,166
Net unrealized appreciation
   of investments during the year ..............................      51,675,655       78,996,842        3,182,195        6,528,773
                                                                   -------------    -------------    -------------    -------------
     Increase in net assets resulting from operations ..........      70,368,823       94,982,352        5,952,489        8,223,584
                                                                   -------------    -------------    -------------    -------------

PRINCIPAL TRANSACTIONS:
Purchase payments ..............................................       4,265,439        5,033,111          501,306          574,384
Surrenders of accumulation units by terminations,
   withdrawals, and maintenance fees ...........................     (22,309,652)     (16,541,542)      (2,364,484)      (1,698,590)
Annuity benefit payments .......................................      (1,401,028)      (1,296,973)        (250,350)        (218,489)
Amounts transferred (to) from VALIC general account ............     (13,443,730)     (23,599,151)      (1,406,730)      (2,885,564)
                                                                   -------------    -------------    -------------    -------------
     Increase (decrease) in net assets
       resulting from principal transactions ...................     (32,888,971)     (36,404,555)      (3,520,258)      (4,228,259)
                                                                   -------------    -------------    -------------    -------------
TOTAL INCREASE IN NET ASSETS ...................................      37,479,852       58,577,797        2,432,231        3,995,325

NET ASSETS:
Beginning of year ..............................................     341,169,177      282,591,380       28,293,693       24,298,368
                                                                   -------------    -------------    -------------    -------------
End of year ....................................................   $ 378,649,029    $ 341,169,177    $  30,725,924    $  28,293,693
                                                                   =============    =============    =============    =============

CHANGE IN UNITS OUTSTANDING:
Accumulation units beginning of year ...........................      29,995,363       33,814,520        1,560,525        1,836,094
Purchase payments ..............................................         323,038          497,922           26,729           39,513
Surrenders .....................................................      (1,822,126)      (1,718,657)        (123,291)        (110,735)
Transfers - interdivision and (to) from VALIC general account ..      (1,116,886)      (2,598,422)         (83,562)        (204,347)
                                                                   -------------    -------------    -------------    -------------
Accumulation units end of year .................................      27,379,389       29,995,363        1,380,401        1,560,525
                                                                   =============    =============    =============    =============

                                                                           DECEMBER 31:                    DECEMBER 31:
                                                                   ----------------------------    ----------------------------
                                                                      1996            1995              1996          1995
                                                                   -------------   ------------    -------------   ------------
Accumulation unit value........................................    $   13.413891   $  11.036946    $   21.070956   $  17.221812
                                                                   =============   ============    =============   ============
Annuity unit value assuming a 3.5% discount factor.............    $    3.873132   $   3.298369    $    5.173716   $   4.376632
                                                                   =============   ============    =============   ============



SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                                                             SEPARATE ACCOUNT A
--------------------------------------------------------------------------------



                         AGSPC STOCK INDEX FUND
------------------------------------------------------------------------
           DIVISION 10C                          DIVISION 10D
----------------------------------    ----------------------------------
    1996               1995               1996               1995
---------------    ---------------    ---------------    ---------------
$    11,741,408    $    10,698,331    $       363,909    $       472,763
     10,129,542         10,775,457          2,391,364          1,335,894
     11,061,404         21,483,819            307,213            831,333

    222,475,966        221,238,425          4,964,983          9,456,579
---------------    ---------------    ---------------    ---------------
    255,408,320        264,196,032          8,027,469         12,096,569
---------------    ---------------    ---------------    ---------------


    210,185,191        155,833,642          1,004,698          1,280,197

    (49,624,470)       (30,060,583)        (2,219,367)        (2,417,823)
        (61,625)           (29,665)           (10,433)            (5,520)
     47,055,243        (42,300,802)        (5,536,446)        (7,115,532)
---------------    ---------------    ---------------    ---------------

    207,554,339         83,442,592         (6,761,548)        (8,258,678)
---------------    ---------------    ---------------    ---------------
    462,962,659        347,638,624          1,265,921          3,837,891


  1,067,383,711        719,745,087         41,205,206         37,367,315
---------------    ---------------    ---------------    ---------------
$ 1,530,346,370    $ 1,067,383,711    $    42,471,127    $    41,205,206
===============    ===============    ===============    ===============


    455,255,243        416,234,288          9,885,873         12,207,684
     80,768,570         76,950,994            231,458            341,405
    (18,096,464)       (14,254,441)          (486,940)          (663,263)
     18,879,616        (23,675,598)        (1,248,687)        (1,999,953)
---------------    ---------------    ---------------    ---------------
    536,806,965        455,255,243          8,381,704          9,885,873
===============    ===============    ===============    ===============

            DECEMBER 31:                         DECEMBER 31:
----------------------------------    ----------------------------------
     1996               1995               1996               1995
---------------    ---------------    ---------------    ---------------
$      2.848437    $      2.343900    $      5.049088    $      4.155057
===============    ===============    ===============    ===============
$      2.085358    $      1.776053    $      3.032347    $      2.582770
===============    ===============    ===============    ===============

                                                      AGSPC
              AGSPC                                 SMALL CAP
        MIDCAP INDEX FUND                          INDEX FUND
----------------------------------    ----------------------------------
             DIVISION 4                            DIVISION 14
----------------------------------    ----------------------------------
    1996               1995               1996               1995
---------------    ---------------    ---------------    ---------------
$     1,513,296    $     2,391,702    $       637,395    $       563,294
     17,436,698         10,603,188          4,544,601          2,963,270
     33,690,174         17,377,938         11,216,991          2,945,819

     33,029,566         76,322,743          7,711,563         24,766,420
---------------    ---------------    ---------------    ---------------
     85,669,734        106,695,571         24,110,550         31,238,803
---------------    ---------------    ---------------    ---------------


     76,583,041         87,946,264         31,004,229         40,608,391

    (21,727,656)       (15,264,152)        (7,478,000)        (4,632,557)
        (19,036)           (16,844)              (563)            (3,022)
    (55,201,966)       (69,269,652)       (15,148,966)       (38,506,364)
---------------    ---------------    ---------------    ---------------

       (365,617)         3,395,616          8,376,700         (2,533,552)
---------------    ---------------    ---------------    ---------------
     85,304,117        110,091,187         32,487,250         28,705,251


    480,407,276        370,316,089        151,991,072        123,285,821
---------------    ---------------    ---------------    ---------------
$   565,711,393    $   480,407,276    $   184,478,322    $   151,991,072
===============    ===============    ===============    ===============


    172,613,690        171,442,018         98,335,995        100,383,839
     25,301,831         35,874,094         18,844,484         30,141,511
     (7,030,990)        (5,995,776)        (4,305,572)        (3,356,851)
    (18,067,553)       (28,706,646)        (9,554,065)       (28,832,504)
---------------    ---------------    ---------------    ---------------
    172,816,978        172,613,690        103,320,842         98,335,995
===============    ===============    ===============    ===============

            DECEMBER 31:                         DECEMBER 31:
----------------------------------    ----------------------------------
     1996               1995               1996               1995
---------------    ---------------    ---------------    ---------------
$      3.272588    $      2.782677    $      1.785442    $      1.544896
===============    ===============    ===============    ===============
$      2.044683    $      1.799452    $      1.520786    $      1.361960
===============    ===============    ===============    ===============

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31:


                                                                               AGSPC
                                                                      INTERNATIONAL EQUITIES                      AGSPC
                                                                               FUND                            GROWTH FUND
                                                                            DIVISION 11                         DIVISION 15
                                                                   ------------------------------    ------------------------------
                                                                        1996             1995             1996             1995
                                                                   -------------    -------------    -------------    -------------
OPERATIONS:
Net investment income (loss) ...................................   $   1,591,421    $   1,304,847    $  (2,278,501)   $    (869,578)
Net realized gain on investments ...............................      10,405,298       13,215,875          130,878            8,587
Capital gains distributions from mutual funds ..................       6,021,502        4,363,325       11,891,551        3,650,399
Net unrealized appreciation (depreciation)
   of investments during the year ..............................      (6,663,813)        (725,229)      58,161,783       39,103,633
                                                                   -------------    -------------    -------------    -------------
     Increase in net assets resulting from operations ..........      11,354,408       18,158,818       67,905,711       41,893,041
                                                                   -------------    -------------    -------------    -------------

PRINCIPAL TRANSACTIONS:
Purchase payments ..............................................      34,022,917       52,726,233      164,255,730       58,223,803
Surrenders of accumulation units by terminations,
   withdrawals, and maintenance fees ...........................      (8,616,063)      (6,722,321)     (10,378,550)      (1,776,523)
Annuity benefit payments .......................................         (13,432)          (5,870)         (38,688)            --
Amounts transferred (to) from VALIC general account ............     (45,208,742)     (63,364,477)     172,227,639      109,893,422
                                                                   -------------    -------------    -------------    -------------
     Increase (decrease) in net assets
       resulting from principal transactions ...................     (19,815,320)     (17,366,435)     326,066,131      166,340,702
                                                                   -------------    -------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........................      (8,460,912)         792,383      393,971,842      208,233,743

NET ASSETS:
Beginning of year ..............................................     199,687,440      198,895,057      241,143,765       32,910,022
                                                                   -------------    -------------    -------------    -------------
End of year ....................................................   $ 191,226,528    $ 199,687,440    $ 635,115,607    $ 241,143,765
                                                                   =============    =============    =============    =============

CHANGE IN UNITS OUTSTANDING:
Accumulation units beginning of year ...........................     172,564,018      187,749,916      164,417,848       32,633,370
Purchase payments ..............................................      28,526,458       49,402,081      101,043,809       45,984,606
Surrenders .....................................................      (7,207,422)      (6,214,230)      (5,693,969)      (1,266,891)
Transfers - interdivision and (to) from VALIC general account ..     (37,656,740)     (58,373,749)     106,504,821       87,066,763
                                                                   -------------    -------------    -------------    -------------
Accumulation units end of year .................................     156,226,314      172,564,018      366,272,509      164,417,848
                                                                   =============    =============    =============    =============


                                                                             DECEMBER 31:                  DECEMBER 31:
                                                                   ------------------------------     -----------------------------
                                                                        1996            1995              1996             1995
                                                                   -------------    -------------     ------------     ------------
Accumulation unit value ........................................   $    1.222906    $    1.156454     $   1.733324     $   1.466652
                                                                   =============    =============     ============     ============
Annuity unit value assuming a 3.5% discount factor .............   $    0.953246    $    0.933003     $   1.580931     $   1.384532
                                                                   =============    =============     ============     ============



SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                                                              SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

                                                                                                                  AGSPC
             AGSPC                            AGSPC                            AGSPC                        TIMED OPPORTUNITY
     GROWTH & INCOME FUND             SCIENCE & TECHNOLOGY FUND        SOCIAL AWARENESS FUND                      FUND
------------------------------    ------------------------------   ------------------------------    ------------------------------
          DIVISION 16                      DIVISION 17                      DIVISION 12                        DIVISION 5
------------------------------    ------------------------------   ------------------------------    ------------------------------
    1996             1995             1996             1995            1996             1995             1996             1995
-------------    -------------    -------------    -------------   -------------    -------------    -------------    -------------
$    (402,222)   $     (75,425)   $  (5,521,307)   $  (1,432,122)  $     546,469    $     599,922    $   4,134,407    $   5,452,120
      483,596           19,953       20,659,560        6,545,968         778,115          371,169        7,668,485        2,006,917
    3,131,642          472,785       32,117,202       37,380,606      10,715,745        3,609,468       18,741,770        3,186,462

   19,205,904        8,794,032       15,569,750       41,310,631       4,483,540       10,227,915      (13,565,417)      26,710,438
-------------    -------------    -------------    -------------   -------------    -------------    -------------    -------------
   22,418,920        9,211,345       62,825,205       83,805,083      16,523,869       14,808,474       16,979,245       37,355,937
-------------    -------------    -------------    -------------   -------------    -------------    -------------    -------------


   41,180,652       17,507,504      181,422,903       93,027,877      18,543,307       10,849,944       15,126,160       20,940,181

   (2,962,157)        (641,935)     (14,164,178)      (3,055,711)     (3,798,307)      (1,516,923)     (11,037,733)      (7,824,702)
       (1,598)            --            (40,073)            (824)           --               --             (7,329)          (6,591)
   43,756,812       28,680,150      105,706,951      147,758,969      13,547,350       (2,864,774)     (30,784,573)     (42,300,580)
-------------    -------------    -------------    -------------   -------------    -------------    -------------    -------------

   81,973,709       45,545,719      272,925,603      237,730,311      28,292,350        6,468,247      (26,703,475)     (29,191,692)
-------------    -------------    -------------    -------------   -------------    -------------    -------------    -------------
  104,392,629       54,757,064      335,750,808      321,535,394      44,816,219       21,276,721       (9,724,230)       8,164,245


   67,135,576       12,378,512      375,213,356       53,677,962      60,099,810       38,823,089      182,953,705      174,789,460
-------------    -------------    -------------    -------------   -------------    -------------    -------------    -------------
$ 171,528,205    $  67,135,576    $ 710,964,164    $ 375,213,356   $ 104,916,029    $  60,099,810    $ 173,229,475    $ 182,953,705
=============    =============    =============    =============   =============    =============    =============    =============


   51,779,089       12,386,602      187,862,232       42,726,137      32,750,120       29,015,764       75,851,431       89,377,860
   28,095,895       14,980,745       84,389,312       54,428,033       9,143,695        6,860,477        6,003,535        9,806,864
   (1,842,881)        (455,265)      (6,049,987)      (1,584,330)     (1,827,332)        (929,671)      (4,376,494)      (3,569,040)
   30,309,532       24,867,007       49,608,089       92,292,392       6,507,533       (2,196,450)     (12,185,855)     (19,764,253)
-------------    -------------    -------------    -------------   -------------    -------------    -------------    -------------
  108,341,635       51,779,089      315,809,646      187,862,232      46,574,016       32,750,120       65,292,617       75,851,431
=============    =============    =============    =============   =============    =============    =============    =============


         DECEMBER 31:                     DECEMBER 31:                     DECEMBER 31:                      DECEMBER 31:
------------------------------    ------------------------------   ------------------------------    ------------------------------
    1996             1995             1996             1995            1996             1995             1996            1995
-------------    -------------    -------------    -------------   -------------    -------------    ------------     -------------
$    1.583056    $    1.296577    $    2.250471    $    1.997175   $    2.252673    $    1.835102    $    2.651899    $    2.411022
=============    =============    =============    =============   =============    =============    =============    =============
$    1.443874    $    1.223980    $    2.052612    $    1.885352   $    1.755941    $    1.480522    $    1.680570    $    1.581407
=============    =============    =============    =============   =============    =============    =============    =============

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31:

                                                                                                          FOUNDERS
                                                                                                           GROWTH
                                                                      DREYFUS SMALL CAP PORTFOLIO           FUND
                                                                     ------------------------------     -------------
                                                                              DIVISION 18                DIVISION 30
                                                                     ------------------------------     -------------
                                                                         1996             1995              1996*
                                                                     -------------    -------------     -------------
OPERATIONS:
Net investment income (loss) .....................................   $  (5,324,689)   $  (1,441,343)    $     (28,065)
Net realized gain on investments .................................       1,994,033           26,776              --
Capital gains distributions from mutual funds ....................      19,221,026        6,796,184         2,106,129
Net unrealized appreciation (depreciation)
   of investments during the year ................................      56,124,110       47,179,100        (1,697,540)
                                                                     -------------    -------------     -------------
     Increase (decrease) in net assets resulting from operations .      72,014,480       52,560,717           380,524
                                                                     -------------    -------------     -------------

PRINCIPAL TRANSACTIONS:
Purchase payments ................................................     168,538,535       96,201,687         8,595,522
Surrenders of accumulation units by terminations,
   withdrawals, and maintenance fees .............................     (13,795,343)      (3,867,838)          (36,494)
Annuity benefit payments .........................................          (8,413)            (915)             --
Amounts transferred (to) from VALIC general account ..............      74,732,906      122,606,635        23,178,924
                                                                     -------------    -------------     -------------
     Increase in net assets
       resulting from principal transactions .....................     229,467,685      214,939,569        31,737,952
                                                                     -------------    -------------     -------------
TOTAL INCREASE IN NET ASSETS .....................................     301,482,165      267,500,286        32,118,476

NET ASSETS:
Beginning of year ................................................     356,903,894       89,403,608              --
                                                                                      -------------     -------------
End of year ......................................................   $ 658,386,059    $ 356,903,894     $  32,118,476
                                                                     =============    =============     =============

CHANGE IN UNITS OUTSTANDING:
Accumulation units beginning of year .............................     267,735,219       85,169,871              --
Purchase payments ................................................     117,376,109       80,950,706         9,274,157
Surrenders .......................................................      (8,756,141)      (2,954,777)          (32,596)
Transfers - interdivision and (to) from VALIC general account ....      52,528,063      104,569,419        21,955,903
                                                                     -------------    -------------     -------------
Accumulation units end of year ...................................     428,883,250      267,735,219        31,197,464
                                                                     =============    =============     =============

                                                                 DECEMBER 31:            DECEMBER 31,
                                                          ---------------------------   ------------
                                                              1996           1995           1996
                                                          ------------   ------------   ------------
Accumulation unit value ...............................   $   1.534694   $   1.332904   $   1.029522
                                                          ============   ============   ============
Annuity unit value assuming a 3.5% discount factor ....   $   1.409551   $   1.267071   $   1.011867
                                                          ============   ============   ============

* For the period from July 1, 1996 to December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                                                              SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

                                                           PUTNAM
                      PUTNAM            PUTNAM              OTC &            SCUDDER
                      GLOBAL             NEW               EMERGING        GROWTH AND
NEUBERGER&BERMAN       GROWTH         OPPORTUNITIES         GROWTH           INCOME
 GUARDIAN TRUST        FUND               FUND               FUND             FUND
  DIVISION 29       DIVISION 28        DIVISION 26        DIVISION 27      DIVISION 21
--------------    --------------    --------------    --------------    --------------
    1996*              1996*              1996*            1996*              1996*
--------------    --------------    --------------    --------------    --------------
$       15,594    $      354,551    $      (91,811)   $      (87,360)   $      120,254
        10,864             1,237             9,737             9,014            22,419
       128,127           765,977           333,297         2,846,114           607,596

       348,451          (504,554)       (1,619,779)       (4,620,592)           84,718
--------------    --------------    --------------    --------------    --------------
       503,036           617,211        (1,368,556)       (1,852,824)          834,987
--------------    --------------    --------------    --------------    --------------


     2,108,685         3,174,282        11,510,093        11,571,920         4,643,308

       (21,439)          (15,952)          (87,148)          (77,988)          (23,004)
          --                --                --                --                --
     6,613,024        13,833,517        40,168,590        34,125,847        12,968,194
--------------    --------------    --------------    --------------    --------------

     8,700,270        16,991,847        51,591,535        45,619,779        17,588,498
--------------    --------------    --------------    --------------    --------------
     9,203,306        17,609,058        50,222,979        43,766,955        18,423,485
          --                --                --                --                --
--------------    --------------    --------------    --------------    --------------
$    9,203,306    $   17,609,058    $   50,222,979    $   43,766,955    $   18,423,485
==============    ==============    ==============    ==============    ==============
          --                --                --                --                --
     2,109,025         3,377,941        13,342,250        13,681,504         4,726,075
       (19,267)          (16,466)          (87,502)          (82,877)          (21,254)
     6,121,834        13,287,125        39,746,951        35,304,201        11,819,225
--------------    --------------    --------------    --------------    --------------
     8,211,592        16,648,600        53,001,699        48,902,828        16,524,046
==============    ==============    ==============    ==============    ==============

 December 31,      December 31,      December 31,      December 31,      December 31,
     1996              1996              1996              1996              1996
--------------    --------------    --------------    --------------    --------------
$     1.120770    $     1.057690    $     0.947573    $     0.894978    $     1.114950
==============    ==============    ==============    ==============    ==============
$     1.101550    $     1.039552    $     0.931324    $     0.879630    $     1.095830
==============    ==============    ==============    ==============    ==============

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31:



                                                                                                         TEMPLETON
                                                                          TEMPLETON ASSET                 FOREIGN
                                                                            ALLOCATION FUND                FUND
                                                                    ------------------------------     -------------
                                                                              DIVISION 19               DIVISION 32
                                                                    ------------------------------     -------------
                                                                        1996             1995              1996*
                                                                    -------------    -------------     -------------
OPERATIONS:
Net investment income (loss) ....................................   $   1,458,222    $     360,608     $     482,633
Net realized gain on investments ................................         430,651           87,754               125
Capital gains distributions from mutual funds ...................       2,566,073             --             285,587
Net unrealized appreciation (depreciation)
   of investments during the year ...............................      19,843,521       11,935,576         1,121,790
                                                                    -------------    -------------     -------------
     Increase in net assets resulting from operations ...........      24,298,467       12,383,938         1,890,135
                                                                    -------------    -------------     -------------

PRINCIPAL TRANSACTIONS:
Purchase payments ...............................................      46,026,342       26,412,918         9,386,263
Surrenders of accumulation units by terminations,
   withdrawals, and maintenance fees ............................      (3,839,217)      (1,156,891)         (122,577)
Annuity benefit payments ........................................         (39,584)          (1,361)             --
Amounts transferred (to) from VALIC general account .............      33,529,527       24,133,475        28,301,252
                                                                    -------------    -------------     -------------
     Increase in net assets
       resulting from principal transactions ....................      75,677,068       49,388,141        37,564,938
                                                                    -------------    -------------     -------------
TOTAL INCREASE IN NET ASSETS ....................................      99,975,535       61,772,079        39,455,073

NET ASSETS:
Beginning of year ...............................................      94,625,352       32,853,273              --
                                                                    -------------    -------------     -------------
End of year .....................................................   $ 194,600,887    $  94,625,352     $  39,455,073
                                                                    =============    =============     =============

CHANGE IN UNITS OUTSTANDING:
Accumulation units beginning of year ............................      78,494,505       32,807,602              --
Purchase payments ...............................................      35,369,271       24,212,805        10,156,940
Surrenders ......................................................      (2,676,756)        (964,768)         (116,295)
Transfers - interdivision and (to) from VALIC general account ...      26,197,650       22,438,866        26,631,183
                                                                    =============    =============     =============
Accumulation units end of year ..................................     137,384,670       78,494,505        36,671,828
                                                                    =============    =============     =============

                                                                            DECEMBER 31:               DECEMBER 31,
                                                                     -----------------------------     -------------
                                                                         1996             1995             1996
                                                                     ------------    -------------     -------------
Accumulation unit value ........................................... $    1.414844    $    1.205181     $    1.075896
                                                                    =============    =============     =============
Annuity unit value assuming a 3.5% discount factor ...............  $    1.299474    $    1.145656     $    1.057446
                                                                    =============    =============     =============

* For the period from July 1, 1996 to December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                                                              SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

                                    TWENTIETH
                                     CENTURY          VANGUARD/
                                      ULTRA          WELLINGTON          VANGUARD/
 TEMPLETON INTERNATIONAL FUND          FUND             FUND            WINDSOR II
------------------------------    -------------     -------------     -------------
          DIVISION 20              DIVISION 31       DIVISION 25       DIVISION 24
------------------------------    -------------     -------------     -------------
     1996             1995             1996*             1996*             1996*
-------------    -------------    -------------     -------------     -------------
$    (394,601)   $  (1,169,628)   $     (37,059)    $     326,600     $     488,057
    3,551,468           25,628           18,993              --              11,774
    1,324,253          350,470          884,238           818,129         1,554,790

   78,888,709       23,406,038         (659,907)         (444,072)         (217,368)
-------------    -------------    -------------     -------------     -------------
   83,369,829       22,612,508          206,265           700,657         1,837,253
-------------    -------------    -------------     -------------     -------------


  121,376,573       69,120,243        4,513,492         7,042,246        10,178,409

   (9,699,818)      (2,577,387)         (29,941)          (12,075)         (103,527)
       (3,367)            (463)            --                --                --
   84,599,243       89,125,401       12,627,842        17,458,690        29,887,643
-------------    -------------    -------------     -------------     -------------

  196,272,631      155,667,794       17,111,393        24,488,861        39,962,525
-------------    -------------    -------------     -------------     -------------
  279,642,460      178,280,302       17,317,658        25,189,518        41,799,778


  250,381,351       72,101,049             --                --                --
-------------    -------------    -------------     -------------     -------------
$ 530,023,811    $ 250,381,351    $  17,317,658     $  25,189,518     $  41,799,778
=============    =============    =============     =============     =============


  219,124,926       71,716,511             --                --                --
   97,229,761       65,697,216        4,747,541         7,335,077        10,359,662
   (7,187,616)      (2,198,909)         (27,374)          (12,748)          (91,924)
   69,414,878       83,910,108       11,933,909        15,544,305        27,025,023
-------------    -------------    -------------     -------------     -------------
  378,581,949      219,124,926       16,654,076        22,866,634        37,292,761
=============    =============    =============     =============     =============

         DECEMBER 31:
------------------------------     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
     1996             1995             1996              1996              1996
-------------    -------------    -------------     -------------     -------------
$    1.399702    $    1.142586    $    1.039845     $    1.101584     $    1.120855
=============    =============    =============     =============     =============
$    1.285567    $    1.086152    $    1.022013     $    1.082693     $    1.101634
=============    =============    =============     =============     =============

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31:

                                                                            AGSPC                           AGSPC
                                                                    CAPITAL CONSERVATION            CAPITAL CONSERVATION
                                                                            FUND                            FUND
                                                                ----------------------------    ----------------------------
                                                                         DIVISION 1                       DIVISION 7
                                                                ----------------------------    ----------------------------
                                                                    1996            1995            1996            1995
                                                                ------------    ------------    ------------    ------------
OPERATIONS:
Net investment income ......................................... $    385,044    $    449,111    $  3,053,956    $  2,607,547
Net realized gain (loss) on investments .......................       60,355          65,122        (425,696)       (138,616)
Capital gains distributions from mutual funds .................         --              --              --              --
Net unrealized appreciation (depreciation)
   of investments during the year .............................     (428,426)        906,759      (2,170,354)      5,643,853
                                                                ------------    ------------    ------------    ------------
     Increase in net assets resulting from operations .........       16,973       1,420,992         457,906       8,112,784
                                                                ------------    ------------    ------------    ------------

PRINCIPAL TRANSACTIONS:
Purchase payments .............................................      280,092         286,600      10,990,401      10,464,260
Surrenders of accumulation units by terminations,
   withdrawals, and maintenance fees ..........................     (624,478)       (623,792)     (2,515,394)     (1,972,220)
Annuity benefit payments ......................................         (512)           (499)           --              --
Amounts transferred (to) from VALIC general account ...........     (953,654)     (1,306,120)     (7,231,500)     (3,821,311)
                                                                ------------    ------------    ------------    ------------
     Increase (decrease) in net assets
       resulting from principal transactions ..................   (1,298,552)     (1,643,811)      1,243,507       4,670,729
                                                                ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .......................   (1,281,579)       (222,819)      1,701,413      12,783,513

NET ASSETS:
Beginning of year .............................................    7,783,449       8,006,268      53,588,066      40,804,553
                                                                ------------    ------------    ------------    ------------
End of year ................................................... $  6,501,870    $  7,783,449    $ 55,289,479    $ 53,588,066
                                                                ============    ============    ============    ============

CHANGE IN UNITS OUTSTANDING:
Accumulation units beginning of year ..........................    2,402,085       2,953,861      29,573,808      26,859,219
Purchase payments .............................................       87,169          96,297       6,098,740       6,253,935
Surrenders ....................................................     (196,821)       (207,008)     (1,343,357)     (1,058,493)
Transfers - interdivision and (to) from VALIC
  general account . ...........................................     (300,897)       (441,065)     (4,042,697)     (2,480,853)
                                                                ------------    ------------    ------------    ------------
Accumulation units end of year ................................    1,991,536       2,402,085      30,286,494      29,573,808
                                                                ============    ============    ============    ============

                                                                        DECEMBER 31:                     DECEMBER 31:
                                                                ----------------------------    ----------------------------
                                                                    1996            1995            1996            1995
                                                                ------------    ------------    ------------    ------------
Accumulation unit value ....................................... $   3.262402    $   3.238370    $   1.825549    $   1.812011
                                                                ============    ============    ============    ============
Annuity unit value assuming a 3.5% discount factor ............ $   1.794552    $   1.843690    $   1.255251    $   1.289558
                                                                ============    ============    ============    ============


SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

             AGSPC                            AGSPC
     GOVERNMENT SECURITIES           INTERNATIONAL GOVERNMENT                                   AGSPC
             FUND                            BOND FUND                                     MONEY MARKET FUND
-----------------------------    ------------------------------    ----------------------------------------------------------------
          DIVISION 8                        DIVISION 13                       DIVISION 2                        DIVISION 6
-----------------------------    ------------------------------    ------------------------------    ------------------------------
     1996            1995             1996             1995             1996             1995             1996             1995
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
$   4,076,937   $   2,982,495    $   6,561,676    $   3,459,290    $     216,537    $     306,524    $   3,525,805    $   3,277,326
     (378,294)        (28,711)       1,815,703          911,852             --               --               --               --
         --              --            295,588          114,019             --               --               --               --

   (2,658,037)      5,103,399       (2,362,017)       3,111,995             --               --               --               --
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
    1,040,606       8,057,183        6,310,950        7,597,156          216,537          306,524        3,525,805        3,277,326
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------


   18,451,360      15,047,915       48,300,297       31,073,737          163,293          355,756       40,448,483       26,840,702

   (3,354,710)     (1,987,445)      (4,925,561)      (1,946,252)        (465,203)        (681,366)     (13,617,200)      (7,793,169)
         --              --                (33)            --               --               --             (1,584)          (1,574)
   (2,269,092)      9,219,172       16,174,338       42,026,449       (1,426,148)        (806,250)      10,145,727      (54,484,648)
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------

   12,827,558      22,279,642       59,549,041       71,153,934       (1,728,058)      (1,131,860)      36,975,426      (35,438,689)
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
   13,868,164      30,336,825       65,859,991       78,751,090       (1,511,521)        (825,336)      40,501,231      (32,161,363)


   71,703,775      41,366,950      112,312,180       33,561,090        6,391,022        7,216,358       80,257,395      112,418,758
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
$  85,571,939   $  71,703,775    $ 178,172,171    $ 112,312,180    $   4,879,501    $   6,391,022    $ 120,758,626    $  80,257,395
=============   =============    =============    =============    =============    =============    =============    =============


   39,847,053      26,667,073       73,369,250       25,691,713        2,917,361        3,442,237       51,907,757       75,765,781
   10,391,393       9,058,310       31,815,367       21,413,110           73,255          165,743       25,572,924       18,072,687
   (1,871,516)     (1,149,951)      (3,112,236)      (1,286,336)        (208,252)        (316,475)      (8,565,366)      (5,090,822)
   (1,236,761)      5,271,621       10,529,212       27,550,763         (639,830)        (374,144)       6,208,780      (36,839,889)
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
   47,130,169      39,847,053      112,601,593       73,369,250        2,142,534        2,917,361       75,124,095       51,907,757
=============   =============    =============    =============    =============    =============    =============    =============

         December 31:                       December 31:                      December 31:                      December 31:
-----------------------------    ------------------------------    ------------------------------    ------------------------------
     1996            1995             1996             1995             1996             1995             1996             1995
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
$    1.815651   $    1.799475    $    1.582230    $    1.530780    $    2.277444    $    2.190686    $    1.607212    $    1.545802
=============   =============    =============    =============    =============    =============    =============    =============
$    1.248443   $    1.280634    $    1.321708    $    1.323493    $    1.399179    $    1.392992    $    1.093041    $    1.088077
=============   =============    =============    =============    =============    =============    =============    =============

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31:


                                                                     VANGUARD          VANGUARD
                                                                       FIXED            FIXED
                                                                      INCOME            INCOME
                                                                     SECURITIES       SECURITIES
                                                                       FUND -         FUND - L/T
                                                                   L/T CORPORATE    U.S. TREASURY
                                                                     PORTFOLIO         PORTFOLIO
                                                                    ------------     ------------
                                                                    DIVISION 22       DIVISION 23
                                                                    ------------     ------------
                                                                        1996*            1996*
                                                                    ------------     ------------
OPERATIONS:
Net investment income ...........................................   $     36,167     $     46,282
Net realized gain on investments ................................          2,260            2,349
Capital gains distributions from mutual funds ...................         31,298             --
Net unrealized appreciation (depreciation)
   of investments during the year ...............................        (11,407)          33,654
                                                                    ------------     ------------
     Increase in net assets resulting from operations ...........         58,318           82,285
                                                                    ------------     ------------

PRINCIPAL TRANSACTIONS:
Purchase payments ...............................................      1,030,635        1,117,289
Surrenders of accumulation units by terminations,
   withdrawals, and maintenance fees ............................         (3,212)          (9,447)
Annuity benefit payments ........................................           --               --
Amounts transferred (to) from VALIC general account .............      2,445,116        3,186,574
                                                                    ------------     ------------
     Increase in net assets
       resulting from principal transactions ....................      3,472,539        4,294,416
                                                                    ------------     ------------
TOTAL INCREASE IN NET ASSETS ....................................      3,530,857        4,376,701

NET ASSETS:
Beginning of year ...............................................           --               --
                                                                    ------------     ------------
End of year .....................................................   $  3,530,857     $  4,376,701
                                                                    ============     ============

CHANGE IN UNITS OUTSTANDING:
Accumulation units beginning of year ............................           --               --
Purchase payments ...............................................      1,099,573        1,138,211
Surrenders ......................................................         (3,347)          (9,203)
Transfers - interdivision and (to) from VALIC general account ...      2,274,215        3,045,361
                                                                    ------------     ------------
Accumulation units end of year ..................................      3,370,441        4,174,369
                                                                    ============     ============
                                                                    December 31,     December 31,
                                                                        1996             1996
                                                                    ------------     ------------
Accumulation unit value .........................................   $   1.047595     $   1.048470
                                                                    ============     ============
Annuity unit value assuming a 3.5% discount factor ..............   $   1.029630     $   1.030490
                                                                    ============     ============

* For the period from July 1, 1996 to December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
NOTES TO FINANCIAL STATEMENTS                                 SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

NOTE A -- ORGANIZATION

     Separate Account A (the "Separate Account"), established by The Variable Annuity Life Insurance Company ("VALIC") on April 18, 1979, is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account is comprised of thirty-three subaccounts or "divisions." Each division, which represents a variable investment vehicle available only through a VALIC annuity contract, invests in one of the following mutual funds:

     American General Series Portfolio Company ("AGSPC"):
      AGSPC Stock Index Fund (Divisions 10A, B, C, and D) AGSPC MidCap Index Fund (Division 4)
      AGSPC Small Cap Index Fund (Division 14)
      AGSPC International Equities Fund (Division 11)
      AGSPC Growth Fund (Division 15)
      AGSPC Growth & Income Fund (Division 16)
      AGSPC Science & Technology Fund (Division 17)
      AGSPC Social Awareness Fund (Division 12)
      AGSPC Timed Opportunity Fund (Division 5)
      AGSPC Capital Conservation Fund (Divisions 1 and 7) AGSPC Government Securities Fund (Division 8)
      AGSPC International Government Bond Fund (Division 13) AGSPC Money Market Fund (Divisions 2 and 6)
     Dreyfus Variable Investment Fund --
      Dreyfus Small Cap Portfolio (Division 18)
     Founders Growth Fund (Division 30)
     Neuberger&Berman Guardian Trust (Division 29)
     Putnam Global Growth Fund (Division 28)
     Putnam New Opportunities Fund (Division 26)
     Putnam OTC & Emerging Growth Fund (Division 27)
     Scudder Growth and Income Fund (Division 21)
     Templeton Foreign Fund (Division 32)
     Templeton Variable Products Series Fund:
      Templeton Asset Allocation Fund (Division 19) Templeton International Fund (Division 20)
     Twentieth Century Ultra Fund (Division 31)
     Vanguard Fixed Income Securities Fund:
      Long-Term Corporate Portfolio (Division 22)
      Long-Term U.S. Treasury Portfolio (Division 23) Vanguard/Wellington Fund (Division 25)
     Vanguard/Windsor II (Division 24)

Divisions 21 through 32 commenced operations on July 1, 1996.

NOTE B -- SUMMARY OF SIGNIFICANT
          ACCOUNTING POLICIES

     The assets of the Separate Account are segregated from VALIC's other assets. The operations of the Separate Account are part of VALIC. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

     INVESTMENT VALUATION. Investments in mutual funds (the "Funds") are valued at the net asset (market) value per share at the close of each business day as reported by the Fund.

     INVESTMENT TRANSACTIONS. Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Capital gain distributions from mutual funds are recorded on the ex-dividend date and reinvested upon receipt.

     INVESTMENT INCOME. Dividend income from mutual funds is recorded on the ex-dividend date and reinvested upon receipt.

     ANNUITY RESERVES. Net payments made by variable annuity contract owners are accumulated based on the performance of the investments of the Separate Account until the date the contract owners select to commence annuity payments. Reserves for annuities on which benefits are currently payable are provided for based upon estimated mortality and other assumptions, including provisions for the risk of adverse deviation from assumptions, which were appropriate at the time the contracts were issued. The 1983(a) Individual Mortality Table has been used in the computation of annuity reserves for currently payable contracts. Participants are able to elect investment rates between 3.0% and 6.0%, as regulated by the applicable state laws.

================================================================================
NOTES TO FINANCIAL STATEMENTS - CONTINUED                     SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

NOTE C -- TRANSACTIONS WITH AFFILIATES

   VALIC acts as investment adviser and transfer agent to AGSPC.

   The Separate Account is charged for mortality and expense risks assumed by VALIC. The charge, based on the daily net assets of each division, is assessed daily based on the following annual rates: for Division 10B, 0.85% on the first $10,000,000, 0.425% on the next $90,000,000, and 0.21% on the excess over
$100,000,000; for Divisions 1, 2, 4, 5, 6, 7, 8, 10A, 10C, 10D, 11, 12, 13, 14,
15, 16, and 17, 1.00%; and for Divisions 18 through 32, 1.25%. Certain unaffiliated mutual funds reimburse to VALIC a portion of the distribution or administrative costs associated with offering their funds through a VALIC annuity contract. VALIC, in turn reduces the separate account charge to that division by the amount of the reimbursement. The expense reduction is credited daily based on the following annual rates: for Divisions 26 through 30 and Division 32, 0.25%; for Division 31, 0.20%.

   Pursuant to the reorganization agreement entered into on April 17, 1987, which transferred VALIC Separate Accounts One and Two into Separate Account A Divisions 10A and 10B, respectively, expenses of each division (as defined to include underlying mutual fund expenses) are limited to the following rates based on average daily net assets: Division 10A, 1.4157% on the first $359,065,787, 1.36% on the next $40,934,213, and 1.32% on the excess over
$400,000,000; Division 10B, 0.6966% on the first $25,434,267, 0.5% on the next
$74,565,733, and 0.25% on the excess over $100,000,000. Accordingly, during the years ended December 31, 1996 and 1995, VALIC reduced expenses of Division 10B by $73,695 and $69,586, respectively.

   A portion of the annual contract maintenance charge is assessed each contract (except those relating to Divisions 10A and 10B) by VALIC on the last day of the calendar quarter in which VALIC receives the first purchase payment, and in quarterly installments thereafter during the accumulation period. Maintenance charges assessed totaled $3,625,368 and $2,494,903 for the years ended December 31, 1996, and December 31, 1995, respectively.

   VALIC received surrender charges of $1,998,356 and $1,299,069 for the years ended December 31, 1996, and December 31, 1995, respectively. In addition, VALIC received $76,330 and $11,846 for the year ended December 31, 1996, in sales load on variable annuity purchase payments for Divisions 10A and 10B, respectively. VALIC received $100,290 and $18,404 for the year ended December 31, 1995, in sales load on variable annuity purchase payments for Divisions 10A and 10B, respectively.

NOTE D -- INVESTMENTS

     The cost of fund shares is the same for financial reporting and federal income tax purposes. The following is a summary of fund shares owned as of December 31, 1996:

                                                                                                                      UNREALIZED
                                                                         MARKET                                      APPRECIATION
UNDERLYING FUND                             DIVISION          SHARES     PRICE         MARKET            COST       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
AGSPC Stock Index Fund ...............      10A,B,C,D       87,073,994   $22.76   $1,981,804,121   $1,327,746,117   $  654,058,004
AGSPC MidCap Index Fund ..............           4          29,632,311    19.09      565,680,826      449,572,385      116,108,441
AGSPC Small Cap Index Fund ...........          14          11,997,478    15.38      184,521,204      153,924,818       30,596,386
AGSPC International Equities Fund ....          11          17,597,622    10.86      191,110,175      186,523,328        4,586,847
AGSPC Growth Fund ....................          15          37,305,439    16.99      633,819,402      536,223,583       97,595,819
AGSPC Growth & Income Fund ...........          16          11,029,231    15.53      171,283,956      143,198,387       28,085,569
AGSPC Science & Technology Fund ......          17          36,314,121    19.54      709,577,919      650,004,665       59,573,254
AGSPC Social Awareness Fund ..........          12           6,746,465    15.53      104,772,608       92,520,041       12,252,567
AGSPC Timed Opportunity Fund .........           5          14,900,615    11.62      173,145,150      164,668,872        8,476,278
Dreyfus Small Cap Portfolio ..........          18          12,622,965    52.08      657,404,003      554,202,812      103,201,191
Founders Growth Fund .................          30           2,008,357    15.87       31,872,619       33,570,159       (1,697,540)
Neuberger&Berman Guardian Trust ......          29             576,221    15.87        9,144,621        8,796,170          348,451
Putnam Global Growth Fund ............          28           1,616,874    10.82       17,494,577       17,999,131         (504,554)
Putnam New Opportunities Fund ........          26           1,226,012    40.63       49,812,851       51,432,630       (1,619,779)
Putnam OTC & Emerging Growth Fund ....          27           2,978,308    14.62       43,542,866       48,163,458       (4,620,592)
Scudder Growth and Income Fund .......          21             788,862    23.23       18,325,255       18,240,537           84,718
Templeton Asset Allocation Fund ......          19           9,215,934    21.08      194,271,899      163,221,896       31,050,003
Templeton Foreign Fund ...............          32           3,770,922    10.36       39,066,749       37,944,959        1,121,790
Templeton International Fund .........          20          28,785,081    18.40      529,645,484      429,586,719      100,058,765
Twentieth Century Ultra Fund .........          31             614,433    28.09       17,259,437       17,919,344         (659,907)
Vanguard/Wellington Fund .............          25             957,006    26.15       25,025,702       25,469,774         (444,072)
Vanguard/Windsor II ..................          24           1,738,829    23.83       41,436,294       41,653,662         (217,368)
AGSPC Capital Conservation Fund ......         1 & 7         6,540,731     9.44       61,744,501       62,635,525         (891,024)
AGSPC Government Securities Fund .....           8           8,740,580     9.79       85,570,274       87,080,789       (1,510,515)
AGSPC Intl Government Bond Fund ......          13          14,664,070    12.14      178,021,807      177,770,389          251,418
AGSPC Money Market Fund ..............         2 & 6       125,248,759     1.00      125,248,759      125,248,759             --
Vanguard Fixed Income Securities Fund:
   Long-Term Corporate Portfolio .....          22             401,405     8.79        3,528,351        3,539,758          (11,407)
   Long-Term Treasury Portfolio ......          23             460,773     9.96        4,589,300        4,555,646           33,654
                                                                                  --------------   --------------   --------------
                                                                                  $6,848,720,710   $5,613,414,313   $1,235,306,397
                                                                                  ==============   ==============   ==============

================================================================================
SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

NOTE E -- FEDERAL INCOME TAXES

    VALIC is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. Under current federal income tax law the investment income and capital gains from sale of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

NOTE F -- SECURITY PURCHASES AND SALES

    For the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments were:

                                                             PURCHASES          SALES
                                                          --------------   --------------
AGSPCStock Index Fund:
   Division 10A .......................................   $   17,021,738   $   43,812,850
   Division 10B .......................................        2,580,971        5,429,098
   Division 10C .......................................      256,325,254       25,747,213
   Division 10D .......................................        2,027,471        8,102,453
AGSPCMidCap Index Fund Division 4 .....................       82,810,931       47,686,904
AGSPCSmall Cap Index Fund Division 14 .................       39,025,150       19,167,355
AGSPCInternational Equities Fund Division 11 ..........       86,696,926       98,467,340
AGSPCGrowth Fund Division 15 ..........................      335,262,129          301,789
AGSPCGrowth & Income Fund Division 16 .................       86,012,396        1,299,897
AGSPCScience & Technology Fund Division 17 ............      352,574,477       53,374,853
AGSPCSocial Awareness Fund Division 12 ................       42,813,000        3,268,198
AGSPCTimed Opportunity Fund Division 5 ................       28,638,442       32,465,770
Dreyfus Small Cap Portfolio Division 18 ...............      249,716,319        6,505,702
Founders Growth Fund Division 30 ......................       33,570,159             --
Neuberger&Berman Guardian Trust Division 29 ...........        8,898,099          112,793
Putnam Global Growth Fund Division 28 .................       18,021,308           23,414
Putnam New Opportunities Fund Division 26 .............       51,544,430          121,537
Putnam OTC & Emerging Growth Fund Division 27 .........       48,276,161          121,717
Scudder Growth and Income Fund Division 21 ............       18,402,759          184,641
Templeton Asset Allocation Fund Division 19 ...........       82,157,269        2,508,019
Templeton Foreign Fund Division 32 ....................       37,950,945            6,111
Templeton International Fund Division 20 ..............      218,306,492       20,995,568
Twentieth Century Ultra Fund Division 31 ..............       18,018,419          118,068
Vanguard/Wellington Fund Division 25 ..................       25,469,774             --
Vanguard/Windsor II Division 24 .......................       41,722,849           80,961
AGSPCCapital Conservation Fund:
   Division 1 .........................................          693,471        1,607,591
   Division 7 .........................................       14,085,173        9,602,267
AGSPCGovernment Securities Fund Division 8 ............       25,289,634        8,298,547
AGSPCInternational Government Bond Fund Division 13 ...       90,682,754       24,293,817
AGSPCMoney Market Fund:
   Division 2 .........................................        1,864,996        3,374,351
   Division 6 .........................................      234,317,827      194,495,674
Vanguard Fixed Income Securities Fund:
   Long-Term Corporate Portfolio Division 22 ..........        3,689,310          151,812
   Long-Term U.S. Treasury Portfolio Division 23 ......        4,877,356          324,059
                                                          --------------   --------------
      Total ...........................................   $2,559,344,389   $  612,050,369
                                                          ==============   ==============

================================================================================
REPORT OF INDEPENDENT AUDITORS                               SEPARATE ACCOUNT A
--------------------------------------------------------------------------------


TO THE BOARD OF THE VARIABLE ANNUITY LIFE INSURANCE COMPANY AND CONTRACT OWNERS OF THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

We have audited the accompanying statements of net assets of The Variable Annuity Life Insurance Company Separate Account A ("Separate Account A") and each of the divisions (1, 2, 4, 5, 6, 7, 8, 10A, 10B, 10C, 10D, and 11 through 32, inclusive) comprising Separate Account A as of December 31, 1996. We have also audited the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended of Separate Account A and each of its divisions except for divisions 21 through 32, inclusive, for which we audited the statements of operations and the statements of changes in net assets for the period from July 1, 1996 (inception) to December 31, 1996. These financial statements are the responsibility of Separate Account A's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Separate Account A and each of the divisions comprising Separate Account A at December 31, 1996, and the results of their operations and changes in their net assets for each of the periods identified above, in conformity with generally accepted accounting principles.



                                        ERNST & YOUNG LLP


Houston, Texas
January 24, 1997

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY                    --------------
SEPARATE ACCOUNT A                                                Bulk Rate
                                                                 U.S. Postal
P.O. Box 3206                                                       PAID
Houston, Texas 77253-3206                                      Permit No. 6__
                                                               Houston, Texas
                                                               --------------









VA 4872 VER 12/96

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                UNITS OF INTEREST UNDER GROUP UNIT PURCHASE AND
                        GROUP VARIABLE ANNUITY CONTRACTS
                        (GUP AND GTS-VA CONTRACT SERIES)
                               SEPARATE ACCOUNT A

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS                      PAGE*

     (a) Financial statements
        Filed as part of Part B:
           The Variable Annuity Life Insurance Company
           Separate Account A --
               Report of Independent Auditors
               Statement of Net Assets
               Statement of Operations
               Statements of Changes in Net Assets
               Division Financial Statements
               Notes to Financial Statements
           The Variable Annuity Life Insurance Company
               Report of Independent Auditors
               Consolidated Balance Sheets
               Consolidated Statements of Income
               Consolidated Statements of Changes in Stockholder Equity Consolidated Statements of Cash Flows
               Notes to Consolidated Financial Statements

     All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions, are inapplicable, or the related information is included in the financial statements and therefore such schedules have been omitted.

---------------

*Page numbers inserted into manually signed copies only.

     (b) Exhibits

                                                                                  PAGE*
                                                                                  -----
      1.          -- Copy of resolution adopted by The Variable Annuity Life
                     Insurance Company Board of Directors at its Annual
                     Meeting of April 18, 1979 establishing The Variable
                     Annuity Life Insurance Company Separate Account A is
                     incorporated herein by reference to initial Form N-4
                     registration statement of The Variable Annuity Life
                     Insurance Company Separate Account A filed with the
                     Securities and Exchange Commission ("SEC") on August 11,
                     1981 (File No. 2-73636/811-3240).
      2.          -- Not Applicable.
      3.          -- Underwriting Agreement between The Variable Annuity Life
                     Insurance Company, The Variable Annuity Life Insurance
                     Company Separate Account A and The Variable Annuity
                     Marketing Company is incorporated herein by reference to
                     Pre-Effective Amendment Number 1 of The Variable Annuity
                     Life Insurance Company Separate Account A Form N-4
                     registration statement filed with the SEC on November 17,
                     1981 (File No. 2-73636/811-3240).
      4.          -- Specimen forms of variable annuity contracts representing units of interest in The Variable Annuity Life Insurance
                     Company Separate Account A represented in this
                     registration statement are incorporated herein by
                     reference to the initial Form N-14 registration statement
                     of Separate Account A and American General Series
                     Portfolio Company filed with the SEC on December 31, 1986
                     (File No. 33-11166).
      5(a).       -- Form of Application for Annuity Contract Forms IFA-582,
                     GFA-582, GUP 64/74 and GTSVA incorporated herein by
                     reference to Post-Effective Amendment Number 47 filed
                     with the SEC on April 19, 1993 (File No.
                     2-32783/811-3240).
      5(b).       -- Form of Group Master Application for Group Unit Purchase
                     Annuity (GUP 64/74) incorporated herein by reference to
                     Post-Effective Amendment Number 47 filed with the SEC on
                     April 19, 1993 (File No. 2-32783/811-3240).
      6(a).       -- Copy of Amended and Restated Articles of Incorporation of
                     The Variable Annuity Life Insurance Company is
                     incorporated herein by reference to Post-Effective
                     Amendment Number 44 filed with the SEC on April 10, 1990
                     (File No. 2-32783/811-3240).
      6(b).       -- Copy of Amendment No. One to Amended and Restated
                     Articles of Incorporation of The Variable Annuity Life
                     Insurance Company (as amended through October 30, 1989)
                     effective March 28, 1990 is incorporated herein by
                     reference to Post-Effective Amendment Number 45 filed
                     with the SEC on April 10, 1991 (File No.
                     2-32783/811-3240).
      7.          -- Not Applicable.
      8.          -- Agreement and Plan of Reorganization, dated December 11,
                     1986, is incorporated herein by reference to Appendix B
                     of Pre-Effective Amendment Number 1 of the Form N-14
                     registration statement of the Variable Annuity Life
                     Insurance Company Separate A Account A and the American
                     General Series Portfolio Company filed with the SEC on
                     December 31, 1986 (File No. 33-11166).

---------------

*Page numbers inserted into manually signed copies only.

                                                                                  PAGE*
                                                                                  -----
      9(a).       -- Opinion and consent of counsel as to the legality of
                     securities issued by The Variable Annuity Life Insurance
                     Company Separate Account A, represented in this
                     registration statement, indicating that they will be
                     legally issued and that they will represent binding
                     obligations of The Variable Annuity Life Insurance
                     Company is incorporated herein by reference to
                     Post-Effective Amendment Number 36 filed with the SEC on
                     March 17, 1987 (File No. 2-73636/811-3240).
      9(b).       -- Written consent and opinion of counsel, dated July 7,
                     1988, concerning the legality of a definitive number of
                     securities being registered, incorporated by reference to
                     Post-Effective Amendment Number 42 filed with the SEC on
                     July 8, 1988 (File No. 2-32783/811-3240).
     10.          -- Consent of Independent Auditors.
     11.          -- Not Applicable.
     12.          -- Not Applicable.
     13.          -- Calculation of standard and nonstandard performance
                     information.
     14.          -- Financial Data Schedule (Exhibit 27 for purposes of
                     electronic filing)
     15.          -- Confidential Personal Data Form which discloses Section
                     403(b)(11) withdrawal restrictions as set forth in a
                     no-action letter issued by the SEC on November 28, 1988.
                     Such form requires the signed acknowledgement of
                     participants who purchase Section 403(b) annuities with
                     regard to these withdrawal restrictions is incorporated
                     herein by reference to Post-Effective Amendment Number 45
                     filed with the SEC on April 10, 1991 (File No.
                     2-32783/811-3240).
     16(a).       -- Copies of manually signed powers of attorney for The
                     Variable Annuity Life Insurance Company Directors Robert
                     M. Devlin, Peter V. Tuters, Stephen D. Bickel, Joe C.
                     Osborne, and Sam Magee incorporated herein by reference
                     to initial Registration Statement filed with the SEC on
                     February 14, 1994 (File No. 33-75292/811-3240).
     16(b).       -- Copy of manually signed power of attorney for The
                     Variable Annuity Life Insurance Company Director Harold
                     S. Hook is incorporated herein by reference to
                     Post-Effective Amendment Number 40 filed with the SEC on
                     April 19, 1988 (File No. 2-32783/811-3240).
     16(c).       -- Copy of manually signed powers of attorney for The
                     Variable Annuity Life Insurance Company Director, Jon P.
                     Newton is incorporated herein by reference to
                     Post-Effective Amendment Number 50 filed with the SEC on
                     April 19, 1996 (File No. 2-32783/811-3240).


---------------

*Page numbers inserted into manually signed copies only.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

     The directors and principal officers of the Company are set forth below, together with their current principal occupations including any position with American General Corporation ("AGC"), the indirect parent of The Variable Annuity Life Insurance Company ("VALIC"), the depositor of the Registrant, and The Variable Annuity Marketing Company ("VAMCO"), the principal underwriter of the Contracts issued through the Registrant. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019.


            NAME AND PRINCIPAL
             BUSINESS ADDRESS                       POSITIONS AND OFFICES HELD WITH DEPOSITOR
            ------------------                      -----------------------------------------
Harold S. Hook                                Senior Chairman of the Board of Directors, VALIC.
                                              Chairman of the Board, American General Corporation.
Robert M. Devlin                              Senior Chairman of the Board of Directors, VALIC.
                                              President and Chief Executive Officer, American
                                              General Corporation.
Jon P. Newton                                 Vice Chairman of the Board of Directors, VALIC. Vice
                                              Chairman of the Board of Directors and General
                                              Counsel, American General Corporation.
Peter V. Tuters                               Director, Vice President and Chief Investment Officer,
                                              VALIC.
                                              Senior Vice President and Chief Investment Officer,
                                              American General Corporation.
Stephen D. Bickel                             Chairman and Chief Executive Officer, VALIC.
                                              Chairman of the Board of Directors, VAMCO.
Craig R. Rodby                                Vice Chairman of the Board of Directors, VALIC.
Thomas L. West, Jr.                           Director and President, VALIC.
                                              Director, VAMCO.
Sam E. Magee                                  Director and Senior Vice President -- Operations,
                                              VALIC.
Joe C. Osborne                                Director and Senior Vice President -- Marketing,
                                              VALIC. Director and President, VAMCO.
Brent C. Nelson                               Director, Senior Vice President and Controller,
                                              Finance, VALIC.
Donald L. Sharps                              Senior Vice President -- Systems, VALIC.
J. David Crank                                Vice President -- Group Plan Administration, VALIC.
Stephen H. Field                              Vice President -- Real Estate, VALIC.
Norman Jaskol                                 Vice President and Managing Director -- Investments,
                                              VALIC.
Elizabeth B. Johnson                          Vice President -- Organizational Services, VALIC.
Stephen G. Kellison                           Vice President and Chief Actuary, VALIC.
Ronald E. Kopke                               Vice President -- Sales Operations, VALIC.
                                              Senior Vice President -- VAMCO.
Charles D. Robinson                           Vice President -- National Markets, VALIC.
Jack L. Rochelle                              Vice President -- Information Technology Services,
                                              VALIC.
Phillip W. Schraub                            Vice President -- Customer Service, VALIC.
Conway R. Shaw                                Vice President -- Group Marketing, VALIC.
William A. Wilson                             Vice President and General Counsel, VALIC.


---------------

*Page numbers inserted into manually signed copies only.

            NAME AND PRINCIPAL
             BUSINESS ADDRESS                       POSITIONS AND OFFICES HELD WITH DEPOSITOR
            ------------------                      -----------------------------------------
Bobby Ray Worrell                             Vice President -- Systems Development Services, VALIC.
Cynthia A. Toles                              Secretary, VALIC.
                                              Director, Secretary and Assistant Treasurer, VAMCO.
James D. Bonsall                              Treasurer, VALIC.
Jane E. Bates                                 Chief Compliance Officer, VALIC.
                                              Treasurer, VAMCO.
D. Lynne Walters                              Tax Officer, VALIC.
                                              Tax Officer, VAMCO.
                                              Vice President -- Taxes, American General Corporation.


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     No person is controlled by the Registrant. The Registrant is a segregated asset account of the Depositor established in accordance with the Texas Insurance Code. The Registrant supports benefits payable under variable annuity contracts by investing in American General Series Portfolio Company (the "Series Company"). The Registrant votes the Series Company shares only as directed by the Contract Owners. (See "Voting Rights" in the Prospectus for these Contracts).


     The Depositor is indirectly wholly-owned by American General Corporation (formerly American General Insurance Company). Therefore, the Depositor and various companies affiliated with the Depositor may be under common control with the Registrant. These companies, together with their state of incorporation and the identity of the owners of their common stock, are set forth in Exhibit 21. "Subsidiaries of American General Corporation," of the Form 10-K of American General Corporation filed for the year ended December 31, 1996 (File No. 1-7981), which is incorporated herein by reference.


ITEM 27. NUMBER OF CONTRACT OWNERS


     As of March 31, 1996, a date within 90 days prior to the date of filing, VALIC Separate Account A, the registrant, offered the following Contracts in connection with this Registration Statement: there were 4,764 group Contract Owners of the Qualified Contracts previously offered through Separate Account One; No individual Contract Owners of the Qualified Contracts previously offered through Separate Account One; One group Contract Owner of the Non-Qualified Contracts previously offered through Separate Account One; and no individual Contract Owners of the Non-Qualified Contracts previously offered through Separate Account One. There were 40 group Contract Owners of the Qualified Contracts previously offered through Separate Account Two; No individual Contract Owners of the Qualified Contracts previously offered through Separate Account Two; No group Contract Owners of the Non-Qualified Contracts previously offered through Separate Account Two; and No individual Contract Owners of the Non-Qualified Contracts previously offered through Separate Account Two. The Registrant issues different contracts through other Registration Statements.


ITEM 28. INDEMNIFICATION

     Set forth below is a summary of the general effect of applicable provisions of the Depositor's Bylaws regarding indemnification of, and advancement of legal expenses to, the Depositor's officers, directors and employees (collectively, "Indemnitees").

     The Depositor shall indemnify any Indemnitee who was or is a named defendant or respondent or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (including any action by or in the right of the Depositor), or any appeal of such action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding, by reason of the fact that the Indemnitee is or was a director, or officer or employee of the Depositor, or is or was serving at the request of the Depositor as a director, officer, partner, venturer, proprietor, trustee, employee, or similar functionary of another foreign or domestic corporation or nonprofit corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement, and reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection with such action, suit or proceeding, if Indemnitee acted in good faith and in a manner he reasonably believed, (i) in the case of conduct in his official capacity as a director of the Depositor, to be in the best interests of the Depositor and (ii) in all other cases, to be not opposed to the best interests of the Depositor; and, with respect to any criminal action or proceeding, if Indemnitee had no reasonable cause to believe his conduct was unlawful; provided, however that in the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Depositor, the indemnity shall be limited to reasonable expenses (including court costs and attorneys' fees) actually incurred in connection with such action, suit or proceeding; and no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Depositor or liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity as a director or officer. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Depositor; and, with respect to any criminal action or proceeding, shall not create a presumption that the person had reasonable cause to believe that his conduct was unlawful.

     Where an Indemnitee of the Depositor or other person entitled to indemnity hereunder has been wholly successful, on the merits or otherwise, in defense of any such action, suit or proceeding, Indemnitee shall be indemnified against reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection therewith.

     Any indemnification (unless otherwise ordered by a court of competent jurisdiction) shall be made by the Depositor only as authorized in a specific case upon a determination that the applicable standard of conduct has been met. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who at the time of the vote have not been named as defendants or respondents in such action, suit or proceeding, or
(ii) if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in such action, suit or proceeding, or (iii) by special legal counsel selected by the Board of Directors (or a committee thereof) by vote in the manner set forth in subparagraphs (i) and (ii) immediately above or if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors, or (iv) by the shareholders in a vote that excludes the shares held by any Indemnitee who is named as a defendant or respondent in such action, suit or proceeding.

     Reasonable expenses incurred by an Indemnitee of the Depositor or other person entitled to indemnity hereunder, who was, is or is threatened to be made a named defendant or respondent in any such action, suit or proceeding described above may be paid by the Depositor in advance of the final disposition thereof upon (i) receipt of a written affirmation by the Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification under this article and a written undertaking by or on behalf of the Indemnitee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Depositor as authorized under this article and
(ii) a determination that the facts then known to those making the determination would not preclude indemnification under this article.

     Notwithstanding any other provision of this article, the Depositor may pay or reimburse expenses incurred by any Indemnitee of the Depositor or any other person entitled to indemnity hereunder in connection with his appearance as a witness or other participation in any action, suit or a proceeding described above at a time when he is not named defendant or respondent in such action, suit or proceeding.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Depositor is against public policy, as expressed in the Act, and therefore may be unenforceable. In the event that a claim of such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by the Depositor is against public policy as expressed by the Act and will be governed by the final adjudication of such issue.

ITEM 29. VAMCO

     (a). The Variable Annuity Marketing Company ("VAMCO") acts as exclusive distributor and principal underwriter of the Registrant and as principal underwriter for the American General Series Portfolio Company, a registered investment company.

     (b). The following information is furnished with respect to each officer and director of VAMCO:


            NAME AND PRINCIPAL                        POSITION AND OFFICES
             BUSINESS ADDRESS                              WITH VAMCO
            ------------------                        --------------------
Stephen D. Bickel(1)                        Chairman of the Board of Directors
Joe C. Osborne(1)                           Director and President
Cynthia A. Toles(1)                         Director, Assistant Treasurer and
                                              Secretary
Thomas L. West, Jr.                         Director
Ronald E. Kopke(1)                          Senior Vice President
Jane E. Bates(1)                            Treasurer
D. Lynne Walters(1)                         Tax Officer
Todd M. Adams                               Vice President
8500 Normandale Lake Blvd.
Suite 750
Bloomington, MN 55437
Edward K. Boero                             Vice President
222 South Harbor Blvd.
10th Floor
Anaheim, CA 92805
Steven P. Boero                             Vice President
1900 O'Farrell St.
Suite 390
San Mateo, CA 94403-1311
Evan Cole                                   Vice President
410 Amherst Street
Suite 250
Nashua, NH 03063
Joe H. Connell                              Vice President
10851 N. Black Canyon Hwy.
Suite 700
Phoenix, AZ 85029
James J. Costello                           Vice President
1767 Sentry Pkwy. West 19
Suite 300
Blue Bell, PA 19422

            NAME AND PRINCIPAL                        POSITION AND OFFICES
             BUSINESS ADDRESS                              WITH VAMCO
            ------------------                        --------------------
Paige T. Davis                              Vice President
7310 Ritchie Highway
Suite 800
Glen Burnie, MD 21061
George E. Downing                           Vice President
100 Ashford Center North
Suite 100
Atlanta, GA 30338
Robert G. Fillmore                          Vice President
90 Woodbridge Center Dr.
Suite 300
Woodbridge, NJ 07095
James K. Graham                             Vice President
1301 West Long Lake Road
Suite 340
Troy, MI 48098
Richard R. Gumpert                          Vice President
5400 LBJ Freeway
Suite 1340
Dallas, TX 75240
Thomas N. Lange                             Vice President
10006 N. Dale Mabry Hwy.
Suite 113
Tampa, FL 33618
Alden D. Lewis                              Vice President
1800 S.W. First Avenue
Suite 505
Portland, OR 97201
David R. Lyle                               Vice President
University Tower
3100 Tower Blvd.
Suite 1601, Box 50
Durham, NC 27707
Sharon J. Novickas                          Vice President
230 West Monroe
Suite 1550
Chicago, IL 60606
Robert A. Obester                           Vice President
800 Gessner
Suite 1280
Houston, TX 77024
Bill Scott                                  Vice President
Two Summit Park Drive
Suite 410
Independence, OH 44131
William G. Tubbs                            Vice President
550 Congressional Blvd.
Suite 280
Carmel, IN 46032
Donald R. Van Putten                        Vice President
165 South Union Blvd.
Suite 1050
Lakewood, CO 80228


------------

  (1) 2929 Allen Parkway, Houston, Texas 77019

     (c) VAMCO is the principal underwriter for Registrant. The licensed agents who sell the Contracts are compensated for such sales by commissions paid by Depositor. These commissions do not result in any charge to the Registrant or to Contract Owners, Participants, Annuitants or Beneficiaries in addition to the charges described in the prospectus for the Contracts.

ITEM 30. BOOKS AND RECORDS OF VALIC

     The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be in the physical possession of:

        The Variable Annuity Life Insurance Company
        2929 Allen Parkway
        Houston, Texas 77019

ITEM 31. MANAGEMENT SERVICES

     There have been no management-related services provided to the Separate Account for the last three fiscal years.

ITEM 32. UNDERTAKINGS


a. VALIC hereby commits itself, on behalf of the Contract Owners, to the following undertakings:


     1. To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     2. To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     3. To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.


b. The Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.


ITEM 33. WITHDRAWAL RESTRICTIONS FOR 403(B) PLANS

     The Tax Reform Act of 1986 added to the Internal Revenue Code a new Section 403(b)(11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear on page 28 of Part A of this Registration Statement.

     VALIC is relying on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Investment Company Act of 1940 if, in effect, VALIC permits restrictions on cash distributions from elective contributions to the extent necessary to comply with
Section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

     (1) Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

     (2) Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

     (3) Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
         Section 403(b)(11) to the attention of the potential participants;

     (4) Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) the investment alternatives available under the employer's Section 403(b) arrangement, to which the participant may elect to transfer his contract value.

     VALIC has complied, and is complying, with the provisions of paragraphs
(1) -- (4) above.

        As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Houston, State of Texas, on the 18th day of April, 1997.




                                                THE VARIABLE ANNUITY LIFE
                                                INSURANCE COMPANY SEPARATE
                                                  ACCOUNT A





                                                The Variable Annuity Life
                                                 Insurance Company



Attest: /s/  CYNTHIA A. TOLES                      By: /s/ STEPHEN D. BICKEL
       --------------------------                  ---------------------------
       Cynthia A. Toles                            Stephen D. Bickel
       Secretary                                   Chairman and Chief Executive
                                                     Officer

        As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, The Variable Annuity Life Insurance Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Houston, State of Texas, on the 18th day of April, 1997.


                                         THE VARIABLE ANNUITY LIFE
                                            INSURANCE COMPANY


Attest:  /s/  CYNTHIA A. TOLES              By: /s/ STEPHEN D. BICKEL
       --------------------------           --------------------------
       Cynthia A. Toles                     Stephen D. Bickel
       Secretary                            Chairman and Chief Executive
                                             Officer

        Pursuant to the requirements of the Securities Act of 1933, this amendment has been signed below by the following persons in the capacities and on the date indicated.



     Signature                       Title                           Date
     ---------                       -----                           ----

/s/ STEPHEN D. BICKEL
--------------------------     Chairman and Chief Executive     April 18, 1997
Stephen D. Bickel              Officer


/s/ THOMAS L. WEST, JR.        President and Director           April 18, 1997
--------------------------
Thomas L. West, Jr.


/s/ BRENT C. NELSON            Senior Vice President,           April 18, 1997
--------------------------     Controller and Director
Brent C. Nelson


/s/ BRENT C. NELSON
--------------------------     Principal Accounting Officer     April 18, 1997
Brent C. Nelson

**                             Senior Chairman of the Board     April __, 1997
--------------------------     of Directors
Harold S. Hook


*
--------------------------     Senior Chairman of the Board     April __, 1997
Robert M. Devlin               of Directors

*
--------------------------     Vice Chairman of the Board
Jon P. Newton                  of Directors                     April __, 1997

        Signature                Title                           Date
        ---------                -----                           ----

/s/ CRAIG R. RODBY             Vice Chairman of the Board     April 18, 1997
----------------------         of Directors
Craig R. Rodby


*                              Senior Vice President-         April __, 1997
----------------------         Operations and Director
Sam E. Magee


*                              Senior Vice President-         April __, 1997
----------------------         Marketing and Director
Joe C. Osborne

*                              Vice President, Chief          April __, 1997
----------------------         Investment Officer and
Peter V. Tuters                Director




*By: /s/ CYNTHIA A. TOLES
    --------------------------------                          April 18, 1997
    Cynthia A. Toles
    Attorney-in-Fact

**By: /s/ STEPHEN D. BICKEL
     -------------------------------
     Stephen D. Bickel                                        April 18, 1997
     Attorney-in-Fact